UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Carrizo Oil & Gas, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Notice of 2017 Annual Meeting

of Shareholders and Proxy Statement

Carrizo Oil & Gas, Inc.

Tuesday, May 16, 2017 at 9:00 a.m., Houston Time

Two Allen Center, The Forum, 1200 Smith Street, 12th Floor, Houston, Texas 77002

Carrizo Oil & Gas, Inc. 500 Dallas Street, Suite 2300 Houston, Texas 77002

April 18, 2017

Dear Fellow Shareholder:

You are cordially invited to attend the 2017 Annual Meeting of Shareholders of Carrizo Oil & Gas, Inc. to be held at 9:00 a.m., Central time, on Tuesday, May 16, 2017, at Two Allen Center, The Forum, located at 1200 Smith Street, 12th Floor, Houston, Texas 77002.

On or about April 20, 2017, we will mail to our shareholders of record, as of March 20, 2017, a Notice of Annual Meeting of Shareholders, our proxy statement, form of proxy card and our 2016 Annual Report to Shareholders.

The Notice of Annual Meeting of Shareholders and the proxy statement describe the matters to be acted upon during the meeting. We also encourage you to read our 2016 Annual Report to Shareholders.

We urge you to participate in the annual meeting and hope you will find it convenient to attend in person. Whether or not you expect to attend, we encourage you to vote promptly. It is important to assure representation of your shares at the meeting and the presence of a quorum. You may vote your shares by internet, by telephone or by mail. Instructions regarding all three methods of voting are provided in our proxy statement and on the proxy card. If you hold your shares through an account with a broker, bank, nominee, fiduciary or other custodian, please follow the instructions you receive from them to vote your shares.

Thank you for your ongoing support and continued interest in Carrizo Oil & Gas, Inc.

Sincerely,

S.P. Johnson IV
President and Chief Executive Officer

Notice of Annual Meeting of Shareholders of Carrizo Oil & Gas, Inc.

Date:	Time:	Place:
Tuesday, May 16, 2017	9:00 a.m., Central time	Two Allen Center, The Forum, 1200 Smith Street, 12th Floor, Houston, Texas 77002

Items of Business

1.	To elect seven members to the Board of Directors to serve until the 2018 annual meeting of shareholders, until their successors are elected and qualified or until the earlier of their death, resignation or removal.

2.	To approve, in an advisory vote, the compensation of the Company’s named executive officers.

3.	To vote, on an advisory basis, whether future advisory votes on the Company’s executive compensation will take place every one, two or three years;

4.	To amend our Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock from 90,000,000 to 180,000,000;

5.	To approve the 2017 Incentive Plan of Carrizo Oil & Gas, Inc.;

6.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

7.	To transact such other business as may properly come before the meeting.

The Company has fixed the close of business on March 20, 2017, as the record date for determining shareholders entitled to notice of, and to vote at, such meeting or any adjournment thereof. You are cordially invited to attend the meeting in person. However, even if you plan to attend the meeting, you are requested to read the proxy materials and to vote by internet, by telephone or by mail using the instructions on the proxy card, or in the manner prescribed by your broker or other nominee, as soon as possible. The proxy materials were first made available to shareholders on or about April 20, 2017.

By Order of the Board of Directors,

Marcus G. Bolinder
Corporate Secretary
April 18, 2017

Important Notice of Internet Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on May 16, 2017. Our proxy statement and the accompanying form of proxy are attached. Our financial and other information is contained in our 2016 Annual Report to Shareholders. This proxy statement and our 2016 Annual Report to Shareholders are also available at www.proxyvote.com.

Cast Your Vote Right Away

YOUR VOTE IS IMPORTANT: Whether you plan to attend the Annual Meeting or not, please vote your shares by the Internet, telephone or mail in order to ensure the presence of a quorum. If you attend in person, you may choose to vote your shares at that time even if you have previously voted your shares. Any proxy may be revoked by the submission of a later dated proxy or a written notice of revocation before close of the Annual Meeting.

Even if you plan to attend the Annual Meeting, please read this proxy statement with care and vote right away using any of the following methods. In all cases, have your proxy card or voting instructions accessible and follow the instructions. If your shares are held in the name of a broker or other nominee, follow the voting instructions you receive from such broker or other nominee to vote your shares.

BY INTERNET USING YOUR COMPUTER	BY TELEPHONE	BY MAILING YOUR PROXY CARD

Visit 24/7 www.proxyvote.com	Dial toll-free 24/7 1-800-690-6903 or the number provided by your broker or other nominee	Cast your ballot, sign your proxy card and send by free post

i	CARRIZO OIL & GAS

2017 PROXY STATEMENT	ii

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Carrizo Oil & Gas, Inc., a Texas corporation (the “Company,” “Carrizo” or “we”), for use at its 2017 Annual Meeting of Shareholders (the “Annual Meeting”) to be held at 9:00 a.m., Central time, on Tuesday, May 16, 2017, at Two Allen Center, The Forum, located at 1200 Smith Street, 12th Floor, Houston, Texas 77002, and any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders and as described below.

Why did you provide these proxy materials to me?

We are providing these proxy materials to you because you were either a registered holder or the beneficial owner of issued and outstanding shares of capital stock of the Company at the close of business on the record date and therefore you or your broker or other nominee are entitled to receive notice of, and to vote on all matters at, the Annual Meeting and any adjournments thereof. This proxy statement describes matters on which we would like you, as a shareholder, to vote. It also gives you information on these matters so that you can make an informed decision.

What is the purpose of the Annual Meeting?

At the Annual Meeting, shareholders will vote on the matters outlined in the Notice of Annual Meeting of Shareholders, including the election of seven director nominees, a non-binding shareholder advisory vote to approve the compensation of the Company’s named executive officers, a non-binding shareholder advisory vote on the frequency of future advisory votes on executive compensation, approval of the amendment to the Amended and Restated Articles of Incorporation of Carrizo Oil & Gas, Inc., approval of the 2017 Incentive Plan of Carrizo Oil & Gas, Inc. (the “2017 Incentive Plan”), and ratification of the selection of the Company’s independent registered public accounting firm. Also, management will be available to respond to questions from shareholders.

What matters will be considered at the Annual Meeting?

At the Annual Meeting, you will be voting on three proposals:

Proposal 1. To elect seven members to the Board of Directors to serve until the 2018 annual meeting of shareholders, until their successors are elected and qualified or until the earlier of their death, resignation or removal.

Proposal 2. To approve, in an advisory vote, the compensation of the Company’s named executive officers.

Proposal 3. To vote, on an advisory basis, on the frequency of future advisory votes on executive compensation.

Proposal 4. To approve the amendment to the Amended and Restated Articles of Incorporation of Carrizo Oil & Gas, Inc. to increase the authorized shares.

Proposal 5. To approve the 2017 Incentive Plan of Carrizo Oil & Gas, Inc.

Proposal 6. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

How does the Board recommend that I vote?

Proposal 1. The Board of Directors recommends that shareholders vote “FOR” the election of the seven nominees for director.

Proposal 2. The Board of Directors recommends that shareholders vote “FOR” the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers.

Proposal 3. The Board of Directors recommends that shareholders select “1 YEAR” as the frequency of future advisory votes on the compensation of the company’s named executive officers.

Proposal 4. The Board of Directors recommends that shareholders vote “FOR” the approval of the amendment

1	CARRIZO OIL & GAS

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS

to the Amended and Restated Articles of Incorporation of Carrizo Oil & Gas, Inc. to increase the authorized shares.

Proposal 5. The Board of Directors recommends that shareholders vote “FOR” the approval of the 2017 Incentive Plan of Carrizo Oil & Gas, Inc.

Proposal 6. The Board of Directors recommends that shareholders vote “FOR” the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

What vote is required for a proposal to be approved?

Proposal 1. The affirmative vote of a majority of the votes cast by holders entitled to vote in the election of directors at the Annual Meeting is required for the election of each nominee for director. With respect to the election of directors in an uncontested election, such as that being held at the Annual Meeting, “majority of votes” cast means the number of votes cast “FOR” the election as a director of such nominee exceeds the number of votes cast “AGAINST” such nominee. See also “Corporate Governance and Board Matters—Majority Vote in Director Elections” for additional information regarding election of directors.

Proposal 2. The affirmative vote of the holders of a majority of the shares entitled to vote on and that vote for or against or expressly abstain with respect to the matter is required to approve, on an advisory basis, the proposal relating to the advisory vote on the executive compensation of the Company’s named executive officers. As an advisory vote, the shareholders’ vote on this proposal is not binding on our Board of Directors or the Company. However, we expect that the Compensation Committee will review the voting results on such proposal and give consideration to the outcome when making future decisions regarding compensation of the named executive officers.

Proposal 3. The advisory vote on the frequency of future advisory votes on executive compensation is a plurality vote. The Company will consider shareholders to have expressed a non-binding preference for the frequency option that receives the most favorable votes. As an advisory vote, the shareholders’ vote on this proposal is not binding on our Board of Directors or the Company. However, we expect that the Board of Directors will review the voting results on such proposal and give consideration to the outcome when making future decisions regarding the frequency of future advisory votes on compensation of the named executive officers.

Proposal 4. The affirmative vote of the holders of a majority of the shares entitled to vote on and that vote for or against or expressly abstain with respect to the matter is required to approve the amendment to the Amended and Restated Articles of Incorporation.

Proposal 5. The affirmative vote of the holders of a majority of the shares entitled to vote on the matter is required to approve the 2017 Incentive Plan.

Proposal 6. The affirmative vote of the holders of a majority of the shares entitled to vote on the matter is required to approve the proposal relating to ratification of the Company’s independent registered public accounting firm.

What is a proxy and how will my proxy be voted? What is a proxy statement?

A proxy is another person or entity that you legally designate to vote your shares. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. All duly executed proxies received prior to the Annual Meeting will be voted in accordance with the choices specified thereon and, in connection with any other business that may properly come before the meeting, in the discretion of the persons named in the proxy.

A proxy statement is a document that the United States Securities and Exchange Commission (“SEC”) requires that we make available to you when we ask you to vote your shares at the Annual Meeting.

Who is entitled to vote at the Annual Meeting?

The holders of record of the issued and outstanding shares of capital stock of the Company at the close of business on the record date may vote on all matters at the Annual Meeting and any adjournments thereof.

On the record date, 65,658,342 shares of common stock, par value $0.01 per share (“Common Stock”) of the Company were issued and outstanding. No other class of stock is outstanding.

2017 PROXY STATEMENT	2

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS

What is the record date and what does it mean?

The record date for the annual meeting is March 20, 2017. The record date is the date on which a shareholder must own shares as of record in order to be eligible for notice of, and to vote at, an annual meeting. The record date is fixed by the Board of Directors in accordance with Texas law.

What are the voting rights of the holders of Common Stock?

Each share of Common Stock is entitled to one vote on each matter submitted to a vote of shareholders. Votes cast by proxy or in person at the Annual Meeting will be counted by the persons appointed as election inspectors for the Annual Meeting.

How do I vote my shares?

Shareholders that are entitled to vote at the Annual Meeting may do so in person at the Annual Meeting or by proxy submitted by Internet, by telephone or by mail using the instructions set forth on the enclosed proxy card.

Shareholder of Record. If you are a shareholder of record, you may vote in person at the Annual Meeting or you can give a proxy to be voted at the meeting, over the telephone, by Internet, or by mailing in a proxy card. Please refer to the specific voting instructions set forth on the enclosed proxy card. Even if you currently plan to attend the Annual Meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.

Street Name Holder. If, like most of our shareholders, you hold your shares in “street name,” you must vote your shares in the manner prescribed by your broker or other nominee. Your broker or other nominee will enclose, or explain how you can access, a voting instruction card for you to use in directing the broker or other nominee how to vote your shares. Since a beneficial owner is the shareholder of record, if you are a “street name” holder, you may vote your shares in person at the Annual Meeting only if you obtain a signed proxy from your broker or other nominee giving you a right to vote the shares.

What is the difference between a shareholder of record and a “street name” holder?

Shareholder of Record. If your shares are registered directly in your name with Wells Fargo Shareowner Services, the Company’s stock transfer agent, you are considered the “shareholder of record,” or a registered holder, with respect to those shares.

Street Name Holder. If, like most of our shareholders, your shares are held in a stock brokerage account, by a bank, fiduciary or other custodian, or by another nominee, you are considered the beneficial owner of these shares, and your shares are held in ‘‘street name.’’ In this case, such broker or other nominee is considered the shareholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct your broker or other nominee on how to vote the shares held in your account. If you hold your shares through a broker or other nominee we recommend that you follow the directions provided by your broker or other nominee to provide voting instructions.

How many shares must be present or represented in order to hold and transact business at the Annual Meeting?

The presence, in person or by proxy, of the holders of a majority of the shares entitled to vote at the Annual Meeting constitutes a quorum, which is required to transact business at the Annual Meeting. Proxies indicating “abstentions” and shares represented by

“broker non-votes” will be counted for purposes of determining whether there is a quorum at the Annual Meeting. The persons appointed as election inspectors will determine whether a quorum exists.

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS

What are broker non-votes and how will they affect the vote on a proposal?

A “broker non-vote” occurs when a broker or other nominee returns a valid proxy card without voting on such proposal because they did not receive voting instructions from the street name owner and do not have discretionary authority to vote the shares on a particular proposal. Shares represented by broker non-votes will not be voted on any proposal for which the broker or other nominee does not have discretionary authority to vote. Such shares will be disregarded in the calculation of “votes cast” with respect to such proposal and therefore will have no effect on the outcome of that proposal (even though those shares may be considered entitled to vote or be voted on other proposals). Under applicable rules, brokers or other nominees have discretionary voting power with respect to matters that are considered routine, but not with respect to non-routine matters. A broker or other nominee cannot vote without instructions on non-routine matters, therefore there may be broker non-votes on any such proposals.

The proposals relating to the election of directors, the advisory vote on executive compensation, the advisory vote on the frequency of advisory votes on executive compensation, and the approval of the 2017 Incentive Plan are non-routine proposals for which the broker or other nominee does not have discretionary authority to vote their customers’ shares under applicable stock exchange rules and may result in broker non-votes. The broker non-votes will have no effect on the outcome of these matters.

If you do not instruct your broker or other nominee how to vote your shares, then they may vote your shares in their discretion on any matter for which they have discretionary authority under applicable NASDAQ Stock Market Rules. The proposals relating to the approval of the amendment to the Amended and Restated Articles of Incorporation and the ratification of the Company’s independent registered public accounting firm are routine proposals for which the broker or other nominee has discretionary authority to vote their customers’ shares under applicable stock exchange rules.

What are abstentions and how will they affect the vote on a proposal?

An “abstention” occurs when the beneficial owner of shares is present, in person or by proxy, and entitled to vote at the meeting (or when a broker or other nominee holding shares for a beneficial owner is present and entitled to vote at the meeting), but such person refrains from voting as to a particular proposal by indicating that he or she “abstains” as to that proposal. Abstentions will not be counted as votes cast for the election of directors at the Annual Meeting and therefore will have no effect on the election of any nominee, and with respect to the advisory vote on the frequency of advisory votes on executive compensation, absentions will have no effect on the outcome or the vote on the matter. With respect to the proposals relating to the advisory vote on executive compensation, the approval of the amendment to the Amended and Restated Articles of Incorporation, the approval of the 2017 Incentive Plan, and the ratification of the Company’s independent registered public accounting firm, holders that expressly “ABSTAIN” from voting with respect to such proposals will have the same effect as a vote “AGAINST” the proposal.

What happens if I do not specify how I want my shares voted?

As to any matter for which no choice has been specified in the proxy, the shares represented thereby will be voted by the persons named in the proxy, to the extent applicable, (1) “FOR” the election as a director of each nominee listed in this proxy statement; (2) “FOR” the approval, on an advisory basis, of the compensation of the Company’s named executive officers; (3) the selection, on an advisory basis, of “1 YEAR” as the frequency of future advisory votes on executive compensation; (4) “FOR”

the approval of the amendment to the Amended and Restated Articles of Incorporation of Carrizo Oil & Gas, Inc.; (5) “FOR” the approval of the 2017 Incentive Plan of Carrizo Oil & Gas, Inc.; (6) “FOR” the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017; and (7) in the discretion of the persons named in the proxy in connection with any other business that may properly come before the Annual Meeting.

Are there any other matters to be acted upon at the Annual Meeting?

As of the date of this proxy statement, the Board of Directors is not aware of any matters that may be brought before the Annual Meeting other than those described above. By submitting a proxy by internet, by telephone or by mail using the instructions on the enclosed proxy card, you give to the persons named in the form of proxy or their substitutes discretionary voting authority with respect to any other business that may properly come before the Annual Meeting, and they intend to vote with respect to any such matters in accordance with their best judgment.

2017 PROXY STATEMENT	4

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS

Can I change my mind?

Shareholder of Record. A shareholder of record giving a proxy may revoke it at any time before it is voted at the Annual Meeting by delivering written notice to the Corporate Secretary of the Company or by delivering a properly executed proxy bearing a later date. A shareholder of record who attends the Annual Meeting may, if he or she wishes, vote by ballot at the Annual

Meeting and that vote will cancel any proxy previously given. Attendance at the Annual Meeting will not in itself, however, constitute the revocation of a proxy.

Street Name Holder. If you hold your shares in “street name,” you should follow the directions provided by your broker or other nominee regarding how to revoke your proxy.

Where can I find the voting results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the persons appointed as election inspectors and published within four business days, via a Form 8-K filed with the SEC and available to the public at the SEC’s internet site at www.sec.gov, following the conclusion of the Annual Meeting.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Our Corporate Governance Practices

The Board of Directors and our Nominating and Corporate Governance Committee periodically review our governance practices and regulatory or legislative initiatives related thereto, and adopt practices that enhance our governance and risk profile, including:

●	Annual election of all directors.

●	Majority Vote Standard. The Board has adopted a bylaw amendment requiring a majority voting standard for the election of directors in uncontested elections and related policies regarding director resignation.

●	Separate Chairman of the Board and CEO.

●	Independent Board. Five of the seven members of our Board are independent.

●	Lead Independent Director.

●	Independent Board Committees. Each of the Audit, Compensation and Nominating and Corporate Governance committees of the Board is comprised entirely of independent directors.

●	Committee Charters. Each standing committee operates under a written charter that has been approved by the Board.

●	Independent Directors Meet Without Management and Non-Independent Directors.
●	Minimum Stock Ownership Guidelines. Each named executive officer and non-employee directors of the Company must continually own a minimum number of Company shares as set forth below:

Position	Ownership Guidelines
Chief Executive Officer	5x annual base salary
Chief Financial Officer	5x annual base salary
All other Named Executive Officers	3x annual base salary
Non-Employee Directors	3x annual cash retainer

Until the time the named executive officer or non-employee director has reached their minimum ownership requirement, they are required to maintain at least 30% of the shares remaining after applying payment to satisfy the elected tax withholding or for the exercise price of a stock option.

●	No Hedging Company Securities. No named executive officers or non-employee director of the Company may hedge Carrizo Oil & Gas, Inc. securities, including publicly traded options, puts, calls and short sales.

Leadership Structure

The Board of Directors believes our Company’s current leadership structure, with Mr. S.P. Johnson IV serving as Chief Executive Officer, Mr. Steven A. Webster serving as Chairman of the Board and Mr. F. Gardner Parker serving as Lead Independent Director, is the optimal structure for the Company at this time. From the time that we became a publicly traded company in 1997, the roles of Chairman of the Board and Chief Executive Officer have been held by separate individuals. We believe it is the Chief Executive Officer’s responsibility to lead the Company and the Chairman’s responsibility to lead the Board of Directors. As directors continue to have more oversight responsibilities than ever before, we believe it is beneficial to have a separate Chairman who has the responsibility of leading the Board. In addition, by having another director serve as Chairman of the Board, our Chief Executive Officer is able to focus his energy on leading the Company.

Our bylaws provide that the Lead Independent Director will coordinate and moderate executive sessions of the

Board of Director’s independent members and serve as the principal liaison between the Chief Executive Officer and the independent directors on topics or issues as requested by a majority of the independent directors, any committee of the Board of Directors or the entire Board of the Directors. Our Lead Independent Director can also call meetings of independent directors.

We believe our Chief Executive Officer and our Chairman have an excellent working relationship. We believe this relationship and separation provides strong leadership for the Board of Directors, while also positioning our Chief Executive Officer as the leader of the Company in the eyes of our employees and other stakeholders. Although the Board has determined that Mr. Webster is not independent under applicable NASDAQ Stock Market Rules, the Board believes that this conclusion does not prevent Mr. Webster from exercising effective leadership in his role as Chairman of the Board and is, in any event, in the best interests of the Company.

2017 PROXY STATEMENT	6

CORPORATE GOVERNANCE AND BOARD MATTERS

Director Independence

The Board has determined that Mr. Parker, Mr. Thomas L. Carter, Jr., Mr. Robert F. Fulton, Mr. Roger A. Ramsey and Mr. Frank A. Wojtek are “independent directors” within the meaning of NASDAQ Listing Rule 5605(a)(2). In making this determination, the Board took into account the transactions between the Company and affiliates of Black Stone Minerals, L.P. described in “Related Party Transactions—Certain Matters Regarding Mr. Carter.” The Board determined that these transactions did not result in a relationship that interferes with the exercise of Mr. Carter’s independent judgment in carrying out the responsibilities of a director of the Company and therefore did not preclude a finding that Mr. Carter is independent. Until December 23, 2016, Mr. Fulton served on the Board of Directors for Basic Energy Services, Inc., an oilfield service provider that performed services for the Company during 2016. The Board also determined that this arrangement did not result in a relationship that interferes with the exercise of Mr. Fulton’s independent judgment in carrying out the responsibilities of a director of the Company and therefore did not preclude a finding that Mr. Fulton is independent.

Committees of the Board of Directors, Composition and Meetings

The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The table below provides the current composition of each standing committee of the Board:

Name	Audit	Compensation	Nominating and Corporate Governance
F. Gardner Parker	Chairman	Member
Thomas L. Carter, Jr.	Member		Chairman
Robert F. Fulton		Member	Member
Roger A. Ramsey	Member	Chairman
Frank A. Wojtek			Member
Number of Committee Meetings Held in 2016	4	4	2

Audit Committee

The primary responsibilities of the Audit Committee are to oversee the accounting and financial reporting processes and audit of the financial statements of the Company and to assist the Board of Directors in monitoring (i) the integrity of the financial statements, (ii) the performance, independence and qualifications of the independent registered public accounting firm, (iii) the performance of the Company’s internal audit function, and (iv) the Company’s compliance with legal and regulatory requirements. The Audit Committee has sole authority to approve all engagement fees and terms of the independent registered public accounting firm and to establish policies and procedures for pre-approval of audit and non-audit services. The Audit Committee also reviews and discusses the annual audited financial statements, the quarterly unaudited financial statements and internal control over financial reporting with management and the independent registered public accounting firm. A copy of the Audit Committee Charter may be found on our website at www.carrizo.com under “About Us - Governance.”

The Board has determined that all of the members of the Audit Committee satisfy the independence standards under the NASDAQ Listing Rules and Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, the Board has determined that Mr. Parker is an “audit committee financial expert,” as such term is defined in Item 407(d)(5)(ii) of Regulation S-K promulgated by the SEC. Mr. Parker is a certified public accountant and served as partner in a major accounting firm.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Compensation Committee

The primary responsibilities of the Compensation Committee are (i) to review and approve the compensation of our executive officers and directors, (ii) to oversee and advise the Board on the policies that govern our compensation programs, and (iii) to administer the Company’s incentive compensation plans. The Compensation Committee has the authority to select, retain, terminate, and approve the fees and other retention terms of special counsel, compensation consultants or other experts or consultants, as it deems appropriate, without seeking approval of the Board of Directors or management. The Compensation Committee has historically retained an independent compensation consulting firm to provide the Compensation Committee with market data and recommendations regarding our executive and director compensation programs when the Compensation Committee considers compensation of the named executive officers and directors. The Compensation Committee retained Longnecker & Associates (“Longnecker”) for compensation recommendations in 2014, 2015 and 2016 and retained Pearl Meyer & Partners, LLC (“Pearl Meyer”) for compensation recommendations in 2017. Our Chief Executive Officer annually reviews the performance of our named executive officers, other than himself, and makes recommendations to the Compensation Committee regarding base salary adjustments, annual bonuses and long-term incentive awards for such other named executive officers.

The Compensation Committee has been appointed by the Board of Directors to administer the Incentive Plan of Carrizo Oil & Gas, Inc., as amended and restated effective May 15, 2014 (the “Prior Incentive Plan”), the Carrizo Oil & Gas, Inc. Cash-Settled Stock Appreciation Rights Plan (the “Cash SAR Plan”), and, if approved by the shareholders, the 2017 Incentive Plan, subject in some cases to action by the full Board. The Board of Directors has designated a special stock award committee of the Board consisting solely of Mr. Johnson to determine whether and how much to award certain eligible participants, excluding “officers” (as defined in Rule 16a-1 promulgated under Section 16 of the Exchange Act) and directors, shares of restricted stock, restricted stock units (“RSUs”), options and stock appreciation rights (“SARs”) under the Prior Incentive Plan, the Cash SAR Plan, and, if approved by the shareholders, the 2017 Incentive Plan, up to an aggregate of 15,000 shares per quarterly calendar period. A copy of the Compensation Committee Charter may be found on our website at www.carrizo.com under “About Us - Governance.”

Nominating and Corporate Governance Committee

The primary responsibilities of the Nominating and Corporate Governance Committee include (i) identifying, evaluating and recommending, for the approval of the entire Board of Directors, potential candidates to become members of the Board of Directors, (ii) recommending membership on standing committees of the Board of Directors, (iii) developing and recommending to the entire Board of Directors corporate governance principles and practices for the Company and assisting in the implementation of such policies, and (iv) assisting in the identification, evaluation and recommendation of potential candidates to become officers of the Company. The Nominating and Corporate Governance Committee reviews the Company’s Code of Ethics and Business Conduct and its enforcement and reviews and recommends to the Board whether waivers should be made with respect to such Code. A copy of the Nominating and Corporate Governance Committee Charter may be found on our website at www.carrizo.com under “About Us - Governance.”

Meetings and Attendance

The Board of Directors held four meetings during 2016 and transacted business on four occasions during the year by unanimous written consent. During 2016, each director attended at least 75% of the aggregate of the total number of Board of Directors’ meetings and of meetings of committees of the Board of Directors on which he served that were held during his service on the Board of Directors.

Non-employee directors ordinarily meet in executive session without management present at most regularly scheduled Board meetings. Additionally, the independent directors periodically meet without management or non- independent directors present at regularly scheduled Board meetings and may meet at other times at the discretion of the Lead Independent Director, a majority of the independent directors, any committee of the Board of Directors or the entire Board of the Directors.

The Company does not have a policy regarding director attendance at annual meetings of shareholders. All of the Company’s directors attended the 2016 Annual Meeting of Shareholders in person.

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CORPORATE GOVERNANCE AND BOARD MATTERS

The Board’s Role in Risk Oversight

The Board of Directors generally oversees risk management, and the Chief Executive Officer and other members of executive management generally manage the material risks that we face. The Board of Directors focuses on the most significant risks facing the Company and the Company’s general risk management strategy, and also ensures that risks undertaken by the Company are consistent with the Board’s risk tolerance.

Responsibility for risk oversight generally rests with the entire Board of Directors. Risks falling within this area would include but are not limited to business ethics, general business and industry risks, operating risks and financial risks. We have not concentrated responsibility for all risk management in a single risk management officer, but rather rely on various executive and other management personnel to understand, assess, mitigate and generally manage material risks that we face in various areas including capital expenditure plans, liquidity, operations and health, safety and environmental. These personnel report to the Board of Directors, as appropriate, regarding material risks and our management of those risks. The Board of Directors monitors the risk management information provided to it and provides feedback to management from time to time.

The standing committees of the Board assist the Board of Directors in managing specific risk areas. The Audit Committee assists the Board of Directors in oversight of the integrity of the Company’s financial statements and various matters relating to our publicly available financial information and our internal and independent auditors. The Audit Committee also evaluates related party transactions and potential conflicts of interest. The Audit Committee receives information from our employees and others regarding public disclosure, our internal controls over financial reporting and material violations of law. Certain risks associated with our governance fall within the authority of the Nominating and Corporate Governance Committee, which is responsible for evaluating independence of directors and Board candidates. Risks associated with retaining and incentivizing management fall within the scope of the authority of the Compensation Committee, which assists the Board of Directors in reviewing and administering compensation, benefits, incentive and equity-based compensation plans. These committees receive reports from management periodically regarding management’s assessment of risks and report regularly to the full Board of Directors.

Majority Vote in Director Elections

The Company’s bylaws provide that in an election of directors at a meeting of shareholders at which a quorum is present, (a) if the number of nominees exceeds the number of directors to be elected (a “contested election”), the members of the Board of Directors that are elected by shareholders will be elected by a plurality of the votes cast by the holders of shares entitled to vote in the election of directors at such meeting and (b) in an election of directors that is not a contested election (an “uncontested election”), the members of the Board of Directors that are elected by shareholders shall be elected by a majority of the votes cast by the holders of shares entitled to vote in the election of directors at such meeting. For purposes of the bylaws, in an uncontested election of directors a “majority of votes cast” shall mean that the number of shares voted “for” a director exceeds the number of votes cast “against” that director.

The Company’s Code of Ethics and Business Conduct provides that, as a condition to being nominated to continue to serve as a director, whether by the Board of Directors or by shareholder, an incumbent director nominee will agree that if such incumbent director nominee fails to receive the required vote for election to the Board of Directors at the next meeting of the shareholders of the Company at which such nominee faces re-election, he or she will submit to the Board of Directors an irrevocable letter of resignation that would be effective upon, and only in the event that the Board of Directors accepts, such resignation.

The Board of Directors will decide whether to accept or reject such resignation, or whether other action should be taken, taking into account the recommendation of the Nominating and Corporate Governance Committee of the Board of Directors and will publicly disclose (by a press release, a filing with the SEC or other broadly disseminated means of communication) its decision regarding the tendered resignation and the rationale behind the decision within 90 days from the date of the certification of the election results.

9	CARRIZO OIL & GAS

CORPORATE GOVERNANCE AND BOARD MATTERS

Code of Ethics and Business Conduct

The Nominating and Corporate Governance Committee developed and recommended to the Board a Code of Ethics and Business Conduct, which the Board has adopted. The Code of Ethics and Business Conduct is applicable to all employees, officers and directors and satisfies the requirements of NASDAQ Listing Rule 5610. Any waiver of, or amendment to, the Code of Ethics and Business Conduct of the Company may be approved only by the Board and will be promptly disclosed as required by law, the regulations of the SEC, and the NASDAQ Stock Market Rules. Such waivers will be disclosed promptly by posting to our website. The Nominating and Corporate Governance Committee also reviews and may recommend to the Board waivers of, or amendments to, the Code of Ethics and Business Conduct. The Code of Ethics and Business Conduct is available on the Company’s website at www.carrizo.com under “About Us - Governance.”

Shareholder Communication with the Board of Directors

Shareholders may communicate with the Board by submitting their communications in writing, addressed to the Board as a whole or, at the election of the shareholder, to one or more specific directors, c/o Corporate Secretary, Carrizo Oil & Gas, Inc., 500 Dallas Street, Suite 2300, Houston, Texas 77002.

The Audit Committee of the Board of Directors has established procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls, or auditing matters. Shareholders who wish to submit a complaint under these procedures should submit the complaint in writing to: F. Gardner Parker, Chairman of the Audit Committee, Carrizo Oil & Gas, Inc., 500 Dallas Street, Suite 2300, Houston, Texas 77002. The Company also has a hotline by which employees can confidentially communicate illegal and unethical activities including concerns or complaints regarding the matters noted above. The phone number is 877-888-0002.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee during the last completed fiscal year were Messrs. Fulton, Parker and Ramsey. There are no matters relating to interlocks or insider participation that we are required to report.

2017 PROXY STATEMENT	10

PROPOSAL 1. ELECTION OF DIRECTORS

The Board of Directors is responsible for determining the ultimate direction of our business, determining the principles of our business strategy and policies and promoting the long-term interests of the Company. The Board of Directors possesses and exercises oversight authority over our business, but, subject to our governing documents and applicable law, delegates day-to-day management of the Company to our Chief Executive Officer and our executive management.

Director Nominations Process

In assessing the qualifications of candidates for director, the Nominating and Corporate Governance Committee considers, in addition to qualifications set forth in the Company’s bylaws, each potential nominee’s personal and professional integrity, experience, reputation, skills, ability and willingness to devote the time and effort necessary to be an effective board member, and commitment to acting in the best interests of the Company and its shareholders. The Nominating and Corporate Governance Committee also considers requirements under the listing standards of the NASDAQ Stock Market for a majority of independent directors, as well as qualifications applicable to membership on Board committees under the listing standards and various regulations. The Nominating and Corporate Governance Committee makes recommendations to the Board, which in turn makes the nominations for consideration by the shareholders.

Suggestions for potential nominees for director can come to the Nominating and Corporate Governance Committee from a number of sources, including incumbent directors, officers, executive search firms and others. The extent to which the Nominating and Corporate Governance Committee dedicates time and resources to the consideration and evaluation of any potential nominee brought to its attention depends on the information available to the Nominating and Corporate Governance Committee about the qualifications and suitability of the individual, viewed in light of the needs of the Board of Directors, and is at the Nominating and Corporate Governance Committee’s discretion. Recognizing the contribution of incumbent directors who have been able to develop, over a period of time, increasing insight into the Company and its operations and, therefore, provide an increasing contribution to the Board as a whole, the Nominating and Corporate Governance Committee reviews each incumbent director’s qualifications to continue on the Board in connection with the selection of nominees to take office when that director’s term expires, and conducts a more detailed review of each director’s suitability to continue on the Board following expiration of the director’s term.

In addition, the Nominating and Corporate Governance Committee’s policy is that it will consider candidates for the Board recommended by shareholders. Any such recommendation should include the candidate’s name and qualifications for Board membership and should be submitted in writing to the Corporate Secretary, Carrizo Oil & Gas, Inc., 500 Dallas Street, Suite 2300, Houston, Texas 77002, along with:

●	a signed statement of the proposed candidate consenting to be named as a candidate and, if nominated and elected, to serve as a director;

●	a statement that the writer is a shareholder of the Company and is proposing a candidate for consideration by the Nominating and Corporate Governance Committee;

●	a statement detailing any relationship between the candidate and any customer, supplier or competitor of the Company;

●	the financial and accounting background of the candidate, to enable the Nominating and Corporate Governance Committee to determine whether the candidate would be suitable for Audit Committee membership; and

●	detailed information about any relationship or understanding between the proposing shareholder and the candidate.

Although the Nominating and Corporate Governance Committee will consider candidates recommended by shareholders, it may determine not to recommend that the Board, or the Board may determine not to, nominate those candidates for election to the Board of Directors.

Our Code of Ethics and Business Conduct provides that as a condition to being nominated to continue to serve as a director, whether by the Board or by a shareholder, an incumbent director nominee will agree that if such incumbent director nominee fails to receive the required vote for election to the Board at the next meeting of the shareholders of the Company at which such nominee faces re-election, he or she will submit to the Board an irrevocable letter of resignation that would be effective upon, and only in the event that the Board accepts, such resignation.

11	CARRIZO OIL & GAS

PROPOSAL 1. ELECTION OF DIRECTORS

The Nominating and Corporate Governance Committee considers diversity in identifying nominees for director and endeavors to have a Board representing diverse experience in areas that will contribute to the Board’s ability to perform its roles relating to oversight of the Company’s business, strategy and risk exposure worldwide. For example, the Nominating and Corporate Governance Committee takes into account, among other things, the diversity of business, leadership and personal experience of Board candidates and determines how that experience will serve the best interests of the Company.

Director Nominees

The Board of Directors has nominated for election as directors at the annual meeting the seven nominees named below. If elected, each nominee will serve until the 2018 Annual Meeting of Shareholders or until their successors have been elected and qualified or until their death, resignation or removal.

The Board of Directors has no reason to believe that any nominee for election as a director will not be a candidate or will be unable to serve, but if for any reason one or more of these nominees is unavailable as a candidate or unable to serve when election occurs, the persons designated as proxies on the enclosed proxy card, in the absence of contrary instructions by shareholders, will in their discretion vote the proxies for the election of any of the other nominees or for a substitute nominee or nominees, if any, selected by the Board of Directors.

Each nominee brings a strong and unique background and set of skills to the Board of Directors, giving the Board of Directors as a whole, competence and experience in a wide variety of areas, including corporate governance and board service, executive management, corporate finance and financial markets, investment, the oil and gas industry, and civic leadership. Information regarding the business experience and qualifications of each nominee is provided below. All nominees are currently serving as directors and are standing for re-election.

Board Recommendation

The Board of Directors recommends that shareholders vote “FOR” the election of the seven nominees for director.

2017 PROXY STATEMENT	12

PROPOSAL 1. ELECTION OF DIRECTORS

S.P. Johnson IV Age: 61 Director Since: 1993

Steven A. Webster Age: 65 Director Since: 1993

Principal Occupation

President and Chief Executive Officer, Carrizo Oil & Gas, Inc.

Recent Business Experience

Mr. Johnson has served as our President and Chief Executive Officer since December 1993. Prior to that, he worked for Shell Oil Company for 15 years, where his managerial positions included Operations Superintendent, Manager of Planning and Finance and Manager of Development Engineering. Mr. Johnson is a Registered Petroleum Engineer and holds a B.S. in Mechanical Engineering from the University of Colorado.

Other Current Public Company Directorships

None

Public Company Directorships Within the Past Five Years

Basic Energy Services, Inc.

Reasons for Nomination

Mr. Johnson brings to the Board of Directors extensive experience in oil and gas exploration and production and the energy industry through his roles at the Company and other energy companies. He also brings to the Board extensive knowledge of the Company by virtue of his being a co-founder and long-time director and President and Chief Executive Officer of the Company. Mr. Johnson’s current employment agreement with the Company provides that he will be a director. For more information regarding his employment agreement, please read “Executive Compensation - Employment Agreements.”

Principal Occupation

Co-Managing Partner and Co-Chief Executive Officer, Avista Capital Holdings, LP

Recent Business Experience

Mr. Webster has been the Chairman of our Board of Directors since June 1997. Mr. Webster has served as Co-Managing Partner of Avista Capital Partners LP, a private equity firm focused on investments in the energy, healthcare and other business sectors, since he co-founded the firm in July 2005. From January 2000 until June 2005, Mr. Webster served as the Chairman of Global Energy Partners, Ltd., an affiliate of CSFB Private Equity, which made private equity investments in the energy business. From December 1997 to May 1999, Mr. Webster was the Chief Executive Officer and President of R&B Falcon Corporation, an offshore drilling contractor, and prior to that, was Chairman and Chief Executive Officer of Falcon Drilling Company, which he founded in 1988. Mr. Webster holds an M.B.A. from Harvard Business School where he was a Baker Scholar. He also holds a B.S. in Industrial Management and an Honorary Doctorate in Management from Purdue University.

Other Current Public Company Directorships

Camden Property Trust

Era Group Inc.

Oceaneering International, Inc.

Public Company Directorships Within the Past Five Years

Basic Energy Services, Inc.
Geokinetics, Inc.

Hercules Offshore, Inc.

Hi-Crush Partners LP
SEACOR Holdings, Inc.

Reasons for Nomination

Mr. Webster brings to the Board of Directors experience in, and knowledge of, the energy industry, knowledge of the Company as a co-founder and long-time director, business leadership skills from his tenure as chief executive officer of publicly traded companies and his over 30-year career in private equity and investment activities, and experience as a director of several other public and private companies.

13	CARRIZO OIL & GAS

PROPOSAL 1. ELECTION OF DIRECTORS

F. Gardner Parker Independent Age: 75 Director Since: 2000 Committees: Audit (Chair) and Compensation
Thomas L. Carter, Jr. Independent Age: 65 Director Since: 2005 Committees: Audit and Nominating and Corporate Governance (Chair)

Principal Occupation

Private Investor

Recent Business Experience

Mr. Parker has been the Lead Independent Director of our Board of Directors since May 2012. Mr. Parker has been a private investor since 1984. Prior to that, he worked with Ernst & Ernst (now Ernst & Young LLP) for 14 years, seven of which he served as a partner. In the private sector, Mr. Parker is Chairman of the Board of Edge Resources Ltd, an Energy capital fund and Norton Ditto, a men’s clothing retailer. He is a graduate of The University of Texas at Austin and is board certified by the National Association of Corporate Directors. Mr. Parker is also a 2011 National Association of Corporate Directors (NACD) Board Leadership Fellow. He has demonstrated his commitment to boardroom excellence by completing NACD’s comprehensive program of study for experienced corporate directors-a rigorous suite of courses spanning leading practices for boards and committees- and he supplements his skill sets through ongoing engagement with the director community and access to leading practices.

Other Current Public Company Directorships

Camden Property Trust

Sharps Compliance Corp.

Public Company Directorships Within the Past Five Years

Hercules Offshore, Inc.

Triangle Petroleum Corporation

Reasons for Nomination

Mr. Parker brings to the Board of Directors an extensive background in accounting and tax matters, experience as a director on the boards and audit committees of numerous public and private companies, and financial experience through his involvement in structuring private and venture capital investments for the past 30 years.

Principal Occupation

Chairman and Chief Executive Officer,

Black Stone Minerals, L.P.

Recent Business Experience

Mr. Carter has served as President, Chief Executive Officer and Chairman of the general partner of Black Stone Minerals, L.P., a publicly traded mineral acquisition and management company (“BSM”), since its formation in 2014. Mr. Carter is the founder of Black Stone Minerals Company, L.P. (“BSMC”), BSM’s predecessor, and has served as President, Chief Executive Officer and Chairman of its general partner since 1998. Mr. Carter served as Managing General Partner of W.T. Carter & Bro. from 1987 to 1992 and Black Stone Energy Company from 1980 to present, both of which preceded BSMC’s general partner. Mr. Carter founded Black Stone Energy Company, BSMC’s operating and exploration subsidiary, in 1980. From 1978 to 1980, Mr. Carter served as a lending officer in the Energy Department of Texas Commerce Bank in Houston, Texas, after serving in various other roles from 1975. He has served as a Trustee at Episcopal High School in Houston, Texas since 2004, and as a Trustee of St. Edward’s University since 2009. Mr. Carter has been a trustee of a nonprofit since 1998, and was elected to a four-year term as president of the board of trustees of the nonprofit in 2013. Mr. Carter also serves on the University of Texas at Austin Internal Audit Committee, the University Lands Advisory Board, and the Ripley Foundation board. Mr. Carter received M.B.A. and B.B.A. degrees from the University of Texas at Austin.

Other Current Public Company Directorships

Black Stone Minerals, L.P.

Public Company Directorships Within the Past Five Years

None

Reasons for Nomination

Mr. Carter brings to the Board of Directors extensive knowledge of the oil and gas exploration and production business and knowledge of accounting and finance.

2017 PROXY STATEMENT	14

PROPOSAL 1. ELECTION OF DIRECTORS

Robert F. Fulton Independent Age: 65 Director Since: 2012 Committees: Compensation and Nominating and Corporate Governance
Roger A. Ramsey Independent Age: 78 Director Since: 2004 Committees: Audit and Compensation (Chair)

Principal Occupation

Retired

Recent Business Experience

Mr. Fulton served as President and Chief Executive Officer of Frontier Drilling ASA, an offshore oil and gas drilling and production contractor, from September

2002 through July 2010. From December 2001 to August 2002, Mr. Fulton managed personal investments. Prior to December 2001, Mr. Fulton spent most of his business career in the energy service and contract drilling industry. He served as Executive Vice President and Chief Financial Officer of Merlin Offshore Holdings, Inc. from August 1999 until November 2001. From 1998 to June 1999, Mr. Fulton served as Executive Vice President of Finance for R&B Falcon Corporation, during which time he was instrumental in effecting the merger of Falcon Drilling Company with Reading & Bates Corporation to create R&B Falcon Corporation and the merger of R&B Falcon Corporation with Cliffs Drilling Company. He graduated with a B.S. degree in Accountancy from the University of Illinois and an M.B.A. in finance from Northwestern University.

Other Current Public Company Directorships

None

Public Company Directorships Within the Past Five Years

Basic Energy Services, Inc.

Reasons for Nomination

Mr. Fulton brings to the Board of Directors extensive knowledge of the oil and gas exploration and production business and accounting and finance gained through his roles in executive positions at numerous public and private companies.

Principal Occupation

Retired

Recent Business Experience

Mr. Ramsey served as Managing Partner of Ramjet Capital Ltd., a private investment firm, from 1999 through January 2013. He served as the Chairman and Chief Executive Officer of MedServe, Inc., a privately held medical waste disposal and treatment company, from 2004 through December 2009. He served as Chairman of the Board of Allied Waste Industries, Inc., a waste recycling, transportation and disposal company, from October 1989 through his retirement in December 1998, and Chief Executive Officer of that company from October 1989 through July 1997. Beginning in 1960, Mr. Ramsey, a certified public accountant, was employed by the international accounting firm of Arthur Andersen LLP. In 1968, Mr. Ramsey co-founded Browning-Ferris Industries, Inc., a waste management company, and served as its Vice President and Chief Financial Officer until 1978. Mr. Ramsey also served as a director of WCA Waste Corporation, a waste management company, from June 2004 through March 2012 when the company was taken private. Mr. Ramsey is currently a member of the Board of Trustees at Texas Christian University.

Other Current Public Company Directorships

None

Public Company Directorships Within the Past Five Years

WCA Waste Corporation

Reasons for Nomination

Mr. Ramsey brings to the Board of Directors experience and perspective as chief executive officer of several publicly traded and private companies and knowledge of accounting and finance as a director of several public and private companies.

15	CARRIZO OIL & GAS

PROPOSAL 1. ELECTION OF DIRECTORS

Frank A. Wojtek Independent Age: 61 Director Since: 1993 Committees: Nominating and Corporate Governance

Principal Occupation

President and Director, A-Texian Compressor, Inc.

Recent Business Experience

Mr. Wojtek is currently the President and Director of A-Texian Compressor, Inc., a natural gas compression services company, and has served in various capacities with that company since July 2004. Mr. Wojtek served as our Chief Financial Officer, Vice President, Secretary and Treasurer from 1993 until August 2003. From 1992 to 1997, Mr. Wojtek was the Assistant to the Chairman of the Board of Reading & Bates Corporation, an offshore drilling company. Mr. Wojtek has also held the positions of Vice President, Secretary and Treasurer of Loyd & Associates, Inc., a private financial consulting firm, from 1989 to 2013. Mr. Wojtek held the positions of Vice President and Chief Financial Officer of Griffin-Alexander Drilling Company from 1984 to 1987, Treasurer of Chiles-Alexander International Inc. from 1987 to 1989, and Vice President and Chief Financial Officer of India Offshore Inc. from 1989 to 1992, all of which were companies in the offshore drilling industry. Mr. Wojtek holds a B.B.A. in Accounting with Honors from The University of Texas at Austin.

Other Current Public Company Directorships

None

Public Company Directorships Within the Past Five Years

None

Reasons for Nomination

Mr. Wojtek brings to the Board of Directors knowledge of the Company and the energy industry by virtue of his service as an executive officer or director of the Company since its founding, experience in accounting and experience in financial executive positions at public and private companies.

2017 PROXY STATEMENT	16

PROPOSAL 1. ELECTION OF DIRECTORS

Director Compensation

The Company uses a combination of cash and equity-based compensation to attract and retain qualified candidates to serve on the Board. The Company also reimburses travel, meal and lodging expenses incurred by our non-employee directors to attend Board and Board committee meetings. In setting director compensation, the Company considers the significant amount of time that directors expend in fulfilling their duties to the Company as well as the skill-level required by the Company of members of its Board. Mr. Johnson receives no compensation for serving as a director.

For the 2016-2017 director term, the annual cash retainer and additional annual amounts paid to the non-employee directors in respect of their roles as members or chairmen of committees, as Chairman of the Board and as Lead Independent Director, and meeting attendance fees were as follows:

	Board of Directors	Audit	Compensation	Nominating and Corporate Governance
Annual Cash Retainer	$60,000
Chairman of the Board of Directors	120,000
Lead Independent Director	26,500
Committee Chairman		$20,000	$15,000	$10,000
Committee Member		9,000	5,000	3,000
Meeting Attendance	2,500	1,000	1,000	1,000
Meeting Attendance via Teleconference	1,000	500	500	500
Special Meeting Attendance	1,000
Special Meeting Attendance via Teleconference	500

For the 2017-2018 director term, the annual cash retainer and additional annual amounts paid to the non-employee directors in respect of their roles as members or chairmen of committees, as Chairman of the Board and as Lead Independent Director, and meeting attendance fees will be as follows:

	Board of Directors	Audit	Compensation	Nominating and Corporate Governance
Annual Cash Retainer	$70,000
Chairman of the Board of Directors	120,000
Lead Independent Director	26,500
Committee Chairman		$25,000	$17,500	$10,000
Committee Member		15,000	7,500	3,000
Meeting Attendance	2,500	1,500	1,500	1,000
Meeting Attendance via Teleconference	1,000	500	500	500
Special Meeting Attendance	1,000
Special Meeting Attendance via Teleconference	500

Under the Prior Incentive Plan, and, if approved by the shareholders, the 2017 Incentive Plan, non-employee directors may be granted stock options, restricted stock, RSUs or any combination of such awards for their service to the Board at the discretion of the Board of Directors or the Compensation Committee. Awards may be made to non-employee directors in respect of their roles as members or chairmen of committees, as Chairman of the Board and as Lead Independent Director. Awards are also granted to non-employee directors upon joining the Board and after each annual shareholder meeting.

17	CARRIZO OIL & GAS

PROPOSAL 1. ELECTION OF DIRECTORS

For the 2016-2017 director term, non-employee directors were awarded the following RSUs:

				Nominating
	Board of			and Corporate
	Directors	Audit	Compensation	Governance
Director	2,500
Chairman of the Board of Directors	3,900
Lead Independent Director	500
Committee Chairman		1,750	1,050	400
Committee Member		1,050	700	300

Because future awards are at the discretion of the Board and Compensation Committee, the number of shares subject to future awards could increase or decrease and the type and terms of future awards could change as well, in each case in accordance with the Prior Incentive Plan and, if approved by the shareholders, the 2017

Incentive Plan. The vesting terms of any stock options or shares of restricted stock and RSUs granted to directors are at the discretion of the Compensation Committee or the Board of Directors. Director awards for the 2017-2018 director term will remain the same as for the 2016-2017 term.

The following table summarizes the cash compensation earned or paid to each of our non-employee directors during 2016 and stock awards granted for the 2016-2017 director term.

Name	Fees Earned or Paid in Cash	Stock Awards	(1)	Option Awards	All Other Compensation	Total
Steven A. Webster	$190,000	$242,240	(2)	$ —	$ —	$432,240
F. Gardner Parker	127,000	206,283		—	—	333,283
Thomas L. Carter, Jr.	92,000	149,508		—	—	241,508
Robert F. Fulton	83,000	132,475		—	—	215,475
Roger A. Ramsey	95,125	174,110		—	—	269,235
Frank A. Wojtek	75,249	105,980		—	—	181,229

(1)	Represents the aggregate grant date fair value of RSUs granted on May 17, 2016 for the 2016-2017 director term computed in accordance with FASB ASC Topic 718. The grant date fair value of $37.85 per share is based on the average of the high and low stock price of our Common Stock on the NASDAQ Global Select Market on the May 17, 2016 grant date.

(2)	As of December 31, 2016, Mr. Webster held 23,340 exercisable Cash SARs, which were granted on July 13, 2010. During 2016, Mr. Webster exercised 18,332 Cash SARs granted on June 3, 2009 and received $327,708 paid in cash.

2017 PROXY STATEMENT	18

EXECUTIVE OFFICERS

The following table sets forth certain information as of March 20, 2017 with respect to the executive officers.

Executive Officer	Age	Position
S.P. Johnson IV	61	President, Chief Executive Officer and Director
Brad Fisher	56	Vice President and Chief Operating Officer
David L. Pitts	50	Vice President and Chief Financial Officer
Gerald A. Morton	58	General Counsel and Vice President of Business Development
Richard H. Smith	59	Vice President of Land
Gregory F. Conaway	41	Vice President and Chief Accounting Officer

Set forth below is certain background information of each of our executive officers (other than Mr. Johnson, whose background is described above under “Proposal 1. Election of Directors”).

Brad Fisher has served as Vice President and Chief Operating Officer since March 2005. Prior to that time, he served as Vice President of Operations since July 2000 and General Manager of Operations from April 1998 to June 2000. Prior to joining us, Mr. Fisher spent 14 years with Cody Energy and its predecessor Ultramar Oil & Gas Limited where he held various managerial and technical positions, last serving as Senior Vice President of Engineering and Operations. Mr. Fisher holds a B.S. degree in Petroleum Engineering from Texas A&M University.

David L. Pitts has served as Vice President and Chief Financial Officer since August 2014. Mr. Pitts also served as Treasurer from August 2014 to March 2015 and Vice President and Chief Accounting Officer from January 2010 to September 2014. Prior to joining us, he served as an audit partner with Ernst & Young LLP. Prior to his employment at Ernst &Young LLP from 2002 to 2009, Mr. Pitts was a senior manager with Arthur Andersen. Mr. Pitts is a CPA and holds a B.S. in Accounting and Business from Southwest Baptist University.

Gerald A. Morton has served as General Counsel and Vice President of Business Development of the Company since 2008. Prior to joining the Company, Mr. Morton spent 15 years with Pogo Producing Company, where he held various positions including Vice President – Law, Corporate Secretary, and Senior Vice President for Asia and Pacific operations. Mr. Morton began his oil industry career in 1982 working for Texaco as a geophysicist. Mr. Morton graduated from Brigham Young University with an Engineering Geology degree. He received his MBA in Finance in 1985 and a law degree in 1988, both from the University of Houston.

Richard H. Smith has served as Vice President of Land since August 2006. Prior to joining us, Mr. Smith held the position of Vice President of Land for Petrohawk Energy Corporation from March 2004 through August 2006. Mr. Smith served with Unocal Corporation from April 2001 until March 2004 where he held the position of Land Manager — Gulf Region USA with areas of concentration in the Outer Continental Shelf, Onshore Texas and Louisiana and Louisiana State Waters. From September 1997 until March 2001 Mr. Smith held the position of Land Manager — Gulf Coast Region with Basin Exploration, Inc. Mr. Smith held various land management positions with Sonat Exploration Company, Michel T. Halbouty Energy Co., Pend Oreille Oil & Gas Company and Norcen Explorer, Inc. from the time he began his career in 1980 until the time he joined Basin Exploration. Mr. Smith is a Certified Professional Landman with a B.B.A. in Petroleum Land Management from the University of Texas at Austin.

Gregory F. Conaway has served as Vice President and Chief Accounting Officer since September 2014. Mr. Conaway joined the Company in July 2011 serving as Assistant Controller — Financial Reporting and served as Controller — Financial Reporting from May 2012 to September 2014. Prior to joining us, Mr. Conaway worked for Ernst & Young LLP, holding positions of increasing responsibility including senior manager. Mr. Conaway began his career with Arthur Andersen in 1998. Mr. Conaway is a CPA and holds a M.B.A. and B.B.A. in Accounting from Angelo State University.

19	CARRIZO OIL & GAS

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Executive Summary

The Compensation Committee of our Board of Directors oversees our compensation program. Our compensation program is designed to specifically address our desire to motivate and retain all of our employees.

Our executive compensation program covers our President and Chief Executive Officer (“CEO”), our principal executive officer, our Vice President & Chief Financial Officer (“CFO”), our principal financial officer, and our other three most highly-compensated executive officers during the last fiscal year (collectively, the “Named Executive Officers”).

Our executive compensation program is designed to pay our Named Executive Officers a significant amount of their compensation in equity of the Company in order to incentivize them to consistently build long-term shareholder value and to align our executives with our shareholders. The following Compensation Discussion and Analysis explains how the Compensation Committee has structured our executive compensation program to achieve this objective.

Although this section of the proxy statement specifically addresses the compensation program of our Named Executive Officers, we are focused on the compensation of all of our employees and structuring all of our compensation programs to reward behavior that we believe will ultimately increase shareholder value, and the Compensation Committee considers compensation programs of all of our employees with the focus of tying a substantial portion of compensation to the Company’s performance and creation of shareholder value.

2016 Performance Highlights

Summarized below are some of the many objectives we accomplished during 2016 that we believe will help us continue to navigate the Company through a challenging commodity price environment.

●	Increased average daily oil production 12% year- over- year to 25,745 Bbls/d in 2016, exceeding our initial expectations of 8% growth, despite reducing capital expenditures by 21% compared to the prior year;

●	Reduced average well costs in the Eagle Ford from $4.6 million at year-end 2015 to $4.1 million at year-end 2016;

●	Utilizing new Generation 3 rigs, increased drilling rate by approximately 40% to approximately 3.5 wells per rig per month by year-end 2016;
●	Exited 2016 with a record 200.2 MMBoe of proved reserves;

●	Grew our Eagle Ford net acreage position to 100,195 net acres at year-end 2016, which included net bolt-on acres acquired from an affiliate of Sanchez Energy Corporation located primarily in the core volatile oil window of the Eagle Ford; and

●	De-risked a large portion of our Delaware Basin acreage position, adding material potential drilling locations to our drilling inventory.

2017 PROXY STATEMENT	20

EXECUTIVE COMPENSATION

Pay For Performance: Total Shareholder Return

The oil and gas industry experienced a continued low commodity price environment in 2016 stemming in large part from the global oversupply of crude oil. Although this challenging environment led to production declines for many domestic exploration and production companies, our management team was able to deliver another year of production and reserve growth in 2016. These accomplishments are attributable to our management team’s ability to maintain financial flexibility, control costs and continue to improve the efficiency of our drilling and completion operations in the Eagle Ford Shale, one of the highest return plays in the U.S. The following graph presents a comparison of total shareholder returns of the Company’s common stock, the average returns of our 2015 and 2016 compensation peer groups, and the S&P 500 and Dow Jones U.S. Exploration and Production indexes, assuming an investment of $100 (with reinvestment of all dividends) was invested on December 31, 2011.

As shown above, we have outperformed our 2015 and 2016 compensation peer groups, as well as the Dow Jones U.S. Exploration and Production Index, over the cumulative five-year period. We view this as a testament to management’s ability to position the Company for success during a challenging environment and will allow

Carrizo to emerge from this commodity price downcycle in a strong position. See “Executive Compensation Philosophy, Goals and Objectives—Compensation Should Be Benchmarked” for information about our 2016 Compensation Peer Group.

21	CARRIZO OIL & GAS

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Pay-for-Performance: Increased At-Risk Compensation

The Compensation Committee reviews and adjusts the compensation of our executives each year to ensure continued alignment with the goals and objectives of the Company, as well as motivate executives to maximize long-term value creation for our shareholders. This has been accomplished by continuing to implement compensation programs weighted towards at-risk, variable compensation.

2016 Shareholder Advisory Vote on Executive Compensation

At our 2016 annual meeting of shareholders, holders of 79.5% of the shares entitled to vote on the matter voted in favor of the compensation of the named executive officers as described in our 2016 proxy statement. The Compensation Committee believes that the level of support received from our shareholders indicates that they consider our compensation philosophy and our executive compensation policies to be effective and aligned with their interests. Although the results of this advisory vote indicated that no change to our executive compensation program was necessary, the Compensation

Committee also considered compensation decisions made by our compensation peer group, information provided by its independent compensation consultant and public commentary of institutional investors, when determining whether changes to our executive compensation program were necessary in 2017. The Compensation Committee will continue to monitor and consider the outcomes of the annual advisory votes on our executive compensation program when making compensation decisions for our executives in the future.

Executive Compensation Program and Corporate Governance Highlights

We believe our annual incentive bonus and long-term equity-based incentive awards for 2016 continue to align our executives’ compensation with the interests of our shareholders. Additionally, the following table summarizes the compensation best practices that we follow and the disfavored compensation practices that we avoid.

Compensation Best Practices That We Follow
☑	Majority “at risk” or variable compensation. The majority of our executive compensation is “at risk” or variable. Our annual incentive bonus is based on performance against key operational and financial metrics that drive both our short-term and long-term corporate strategy. The value delivered by our long-term equity based incentive awards is tied to both absolute and relative shareholder return performance.
☑	Significant Equity-Based Compensation. A significant portion of our executive compensation is equity-based, with the majority of the value settled based on a combination of our absolute and relative total shareholder return.
☑	Stock Ownership Guidelines. Named executive officers and non-employee directors are required to maintain meaningful ownership of our stock to ensure their interests are closely aligned with the long-term financial interests of our shareholders.
☑	Independent Compensation Committee. Our Compensation Committee is comprised solely of independent directors.
☑	Independent Compensation Consultant. The Compensation Committee retains an independent compensation consultant who provides no other services to the Company.
☑	Compensation Benchmarking. The Compensation Committee annually reviews an analysis of executive compensation prepared by its independent compensation consultant using competitive compensation data based on relevant peer company and survey data to ensure our executive compensation program is designed appropriately and takes into account market changes.
☑	Compensation Risk Assessment. There is an appropriate balance between long-term and short-term focus in our compensation programs and the Compensation Committee has the ability to exercise discretion to ensure risk mitigation occurs in management decision making.
☑	Clawback Policy. The Board of Directors is committed to adopting a clawback policy as required by Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 if and when final regulations have been adopted by the SEC and NASDAQ.
☑	Minimal Perquisites. We provide minimal perquisites to our named executive officers that are not generally available to all other employees.

2017 PROXY STATEMENT	22

EXECUTIVE COMPENSATION

Disfavored Compensation Practices That We Avoid
☒	No Liberal Share Recycling. Neither the Prior Incentive Plan nor the 2017 Incentive Plan, if approved by the shareholders, contains liberal share recycling.
☒	No Repricing. No repricing or exchange of underwater stock options or SARs or other awards is permitted without shareholder approval.
☒	No Payment of Dividends Prior to Vesting. No payment of dividends prior to the vesting of restricted stock or performance shares.
☒	No Hedging or Derivatives Trading of the Company’s Securities. No hedging of the Company’s securities, including publicly traded options, puts, calls and short sales by named executive officers or non-employee directors permitted.
☒	No Guaranteed Bonus. No guaranteed annual incentive bonus and no cash retention bonus for named executive officers.
☒	No Future Agreements to Provide Tax Gross-ups. The Board adopted a policy in May 2011 that employment agreements entered after the adoption of such policy would not contain provisions entitling employees to tax gross-up payments.
☒	No Supplemental Executive Retirement Benefits. We do not provide pensions or other supplemental executive retirement benefits to our named executive officers.

The Compensation Committee oversees the Company’s compensation programs, administers the Company’s Cash SAR Plan, Prior Incentive Plan, and if approved by the shareholders, the 2017 Incentive Plan and reviews and approves all compensation decisions relating to our executives, including all grants of equity-based awards. The Compensation Committee is empowered by the Board of Directors and by the Compensation Committee’s Charter to make all the decisions regarding compensation for executives without ratification or other action by the Board of Directors. The Compensation Committee also advises the Board of Directors on the adoption of policies that govern the Company’s compensation programs.

The Compensation Committee is composed entirely of independent non-employee members of the Board of Directors. The Nominating and Corporate Governance Committee recommended the appointment of these directors to serve on the Compensation Committee after determining that they had the independence, knowledge and skills to accomplish the scope of responsibilities set out in the Compensation Committee’s Charter.

The Compensation Committee regularly meets with its independent compensation consultant, Longnecker in 2014-2016 and Pearl Meyer in 2017, who assists and advises the Compensation Committee on all aspects of its executive compensation program. The services the independent compensation consultant provides include:

●	analyzing the appropriateness of the Company’s compensation peer group and stock performance peer group (discussed below);

●	providing and analyzing competitive market compensation data;

●	analyzing the effectiveness of executive compensation programs and making recommendations to the Compensation Committee, as necessary; and

●	evaluating how well our compensation programs adhere to the philosophies and principles of the Company.

The Compensation Committee also receives data, advice and counsel from the independent compensation consultant on matters pertaining to non-employee director compensation.

Executive Compensation Philosophy, Goals and Objectives

Objectives

The guiding philosophy and specific objectives of our executive compensation program are: (i) to align executive compensation design and outcomes with our business strategy; (ii) to encourage management to create sustained value for our shareholders; (iii) to attract, retain, and engage our executives; and (iv) to support a performance-based culture for all of our employees. These primary objectives are evaluated annually by: (a) measuring and managing executive compensation; (b) aligning incentive plan goals with shareholder value-added measures; and (c) having an open and objective discussion between management and the Compensation Committee in setting goals for and measuring performance of the executive officers.

We believe that each of these objectives is important to our compensation program. Our compensation program is designed to reward our executives for meeting or exceeding short-term performance targets and furthering the long-term strategy of the Company

23	CARRIZO OIL & GAS

EXECUTIVE COMPENSATION

without subjecting the Company to excessive or unnecessary risks. Specifically, the components of our executives’ compensation, such as base salaries, annual incentive bonuses and long-term equity-based incentive awards, are evaluated and determined on a periodic basis to ensure the amount and type of compensation received by each executive corresponds to the executive’s performance and targets for the Company’s performance.

Our goal is to establish executive base salaries near the 50th percentile and total direct compensation between the 50th and 75th percentiles of executives in comparable positions in our compensation peer group. Total direct compensation includes base salary, annual incentive bonus and grant date fair value of long-term equity based incentive compensation and includes both targeted total direct compensation (based on annual incentive bonus targets) and actual total direct compensation (based on annual incentive bonus actually paid).

Based on an assessment of individual performance, responsibilities, experience, leadership, contributions, company performance and compensation data of executives in comparable positions in our compensation peer group, our CEO makes recommendations to the Compensation Committee for adjustments to base salaries, annual incentive bonus targets and long-term incentive awards for executives other than himself. The Compensation Committee considers the recommendations of our CEO along with their assessment of the CEO’s performance and compensation data of our compensation peer group in setting our executive compensation.

Based on a review of 2016 actual total direct compensation, in March 2017, the Compensation Committee observed that the actual total direct compensation paid to the Company’s executives was below the 50th percentile of executives in our compensation peer group. This was primarily due to a maximum payout level of our annual incentive bonus that was substantially below that of our compensation peer group. Therefore, to better align the Company’s 2017 total direct compensation of our executives with that of our compensation peer group, the Compensation Committee exercised its discretionary authority by changing the maximum payout of our annual incentive bonus effective with the 2016 annual incentive bonus. See “Annual Incentive Bonus” below for further discussion. Compensation practices and philosophies are evolving and additional changes may be required in the future in order to maintain executive compensation levels that are competitive with the market.

Compensation Should Be Benchmarked

The Compensation Committee engages its independent compensation consultant to annually review the composition of the compensation peer group used for executive compensation decisions. This process considers potential peers based on several metrics, including oil and gas revenue, assets, proved oil and gas reserves, capital expenditures, market capitalization, enterprise value and operational similarity. Potential peer companies are narrowed down to those generally within a range of 0.5 to 3.0 times the Company for the various metrics with final peer company selections made based on discussions with management. The resulting compensation peer group is reviewed and approved by the Compensation Committee.

The compensation peer groups used for executive compensation decisions in 2017, 2016 and 2015 are presented in the table below. From 2015 to 2016, seven companies were removed from the compensation peer group, one as a result of being acquired and the others due to significant decline in size as a result of the depressed commodity price environment and ten companies were added to the compensation peer group which better aligned with the Company with respect to the various metrics described above. We decided to increase the number of companies in the compensation peer group from 13 to 16 to achieve a compensation peer group size that was more in line with the size used by our peer group. From 2016 to 2017, one company was removed from the compensation peer group and one company was added for the same reasons discussed above.

2017 PROXY STATEMENT	24

EXECUTIVE COMPENSATION

	2015 Compensation Peer Group	2016 Compensation Peer Group	2017 Compensation Peer Group
Bill Barrett Corporation	X	X	X
Bonanza Creek Energy, Inc.	X	X
Comstock Resources, Inc.	X
Diamondback Energy, Inc.		X	X
EP Energy Corporation			X
EXCO Resources, Inc.	X
Gulfport Energy Corporation	X	X	X
Halcòn Resources Corporation	X
Laredo Petroleum, Inc.	X	X	X
Matador Resources Company		X	X
Midstates Petroleum Company, Inc.	X
Northern Oil and Gas, Inc.	X
Oasis Petroleum Inc.	X	X	X
Parsley Energy, Inc.		X	X
PDC Energy, Inc.	X	X	X
Range Resources Corporation		X	X
Rice Energy Inc.		X	X
Rosetta Resources Inc.(1)	X
RSP Permian, Inc.		X	X
Sanchez Energy Corporation		X	X
SM Energy Corporation		X	X
Swift Energy Company	X
Whiting Petroleum Company		X	X
WPX Energy, Inc.		X	X
(1)	Effective July 20, 2015, Rosetta Resources, Inc. was acquired by Noble Energy, Inc.

The Compensation Committee uses compensation data from the compensation peer group, supplemented with published industry survey data when necessary, to benchmark our executives’ base salary, annual incentive bonus, long-term equity-based incentive compensation and total direct compensation. Additionally, the Compensation Committee uses this compensation data to ensure that compensation decisions are appropriate, reasonable and consistent with the Company’s compensation philosophy, goals and objectives, considering the labor market in which we compete for executive talent.

Executive Compensation Components

The Compensation Committee believes that compensation paid to our named executive officers, should be competitive with the compensation peer group and closely aligned with our performance on both a short-term and long-term basis. Our executive compensation program is also designed to assist us in attracting and retaining highly qualified executives critical to our long-term success and motivating them to maximize shareholder return. To that end, the Compensation Committee believes that the compensation of the named executive offices should consist of the following components:

●	base salary;
●	annual incentive bonus;
●	long-term equity-based incentive awards;

●	severance and change of control benefits; and
●	perquisites and other benefits.

Base Salary

A competitive base salary is the foundation of our executive compensation program. Base salaries are intended to help attract highly qualified candidates and provide a stable source of income so our executives can focus on day-to-day job responsibilities.

After considering the recommendations of our CEO for adjustments to base salaries for executives other than himself, and compensation data of our compensation peer group provided by its independent compensation consultant, in March 2017, the Compensation Committee approved increases to the base salaries of the named executive officers as set forth below, with increases effective April 2, 2017. The increases in base salaries were based on the Compensation Committee’s decision that our executives’ individual performances, corporate performance, industry inflation, and the competitive aspects of the oil and gas industry warranted the increases with individual adjustments determined with reference to competitive market data by position and our goal of targeting base salaries that approximate the 50th percentile of our compensation peer group.

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EXECUTIVE COMPENSATION

	2015 Base Salary	2016 Base Salary		2017 Base Salary
S. P. Johnson IV	$650,000	$650,000		$670,000
Brad Fisher	470,000	470,000		485,000
David L. Pitts	350,000	390,000	(1)	430,000
Gerald A. Morton	371,000	371,000		383,000
Richard H. Smith	335,000	335,000		346,000
(1)	Effective May 1, 2016, Mr. Pitts’ base salary was increased to $390,000 from $350,000.

Annual Incentive Bonus

Executives are eligible for an annual incentive bonus which is considered performance based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) and is designed to focus executives on achieving our annual corporate plan linked to our strategy. Execution against our annual corporate plan is important to drive longer term shareholder value by creating financial strength, managing costs, and investing in projects that will deliver future value. We employ balanced performance metrics to further specific objectives of our strategy, such as achievement of plan, cost management, cash flow and capital efficiency.

Annual incentive bonus targets, expressed as a percentage of base salary, are established for each executive. The Compensation Committee approves the targets for each executive considering recommendations of our CEO for adjustments to the targets for executives other than himself, and compensation data of our compensation peer group provided by its independent compensation consultant. In March 2016, the Compensation Committee approved the following 2016 annual incentive bonus target for each executive:

Named Executive Officer	2016 Target Bonus Level % of Base Salary
S.P. Johnson IV	100%
Brad Fisher	90%
David L. Pitts	90%
Gerald A. Morton	90%
Richard H. Smith	80%

Each year, the Compensation Committee establishes performance metrics and targets for executives’ annual incentive bonuses. The targets established by the Compensation Committee are calculated differently than the annual guidance the Company may include in earnings releases or public filings. In March 2016, the Compensation Committee approved the 2016 target levels for each performance metric which were based on the Company’s 2016 corporate plan and the Compensation Committee’s discussions with Longnecker. The table below sets forth the 2016 performance metrics, targets and the Company’s 2016 actual results.

2016 Operational and Financial Metrics	Target	Actual
Average Daily Oil Production (Bbls/d)	23,465	25,681
Drill-Bit Finding and Development Cost ($/Boe)	$11.69	$11.40
Lease Operating and General and Administrative Expense ($/Boe)	$11.03	$9.06

Based on the advice of Longnecker, our independent compensation consultant at the time, and consistent with prior years, in March 2016, the Compensation Committee determined that each executive’s annual incentive bonus opportunity would range from zero to 100% of target depending on the Company’s actual results versus the performance metric targets. The actual bonus paid could be more or less than the payout indicated based on actual results as determined by the Compensation Committee in its discretion.

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EXECUTIVE COMPENSATION

In March 2017, Pearl Meyer, our new independent compensation consultant, observed that the executive annual incentive bonus opportunity of substantially all of the companies included in our compensation peer group ranged from zero to 200% of target. Therefore, while our executives’ annual incentive bonus targets were in line with the compensation peer group, primarily due to the maximum payout level of our annual incentive bonus of 100% of target, 2015 annual incentive bonuses actually paid by our compensation peer group significantly exceeded the 2015 annual incentive bonuses paid by the Company.

In March 2017, the Compensation Committee considered the 2016 annual incentive bonus payouts for executive officers based on 2016 actual results using the 2016 performance metrics, targets and payout levels established by the Compensation Committee in March 2016 (which was 110% of target) and compared them to what they would have been if the 2016 performance metrics, targets and payout levels had been established consistent with those determined by the Compensation Committee for 2017 as set forth below (which was 153% of target).

To better align the Company’s 2017 total direct compensation of our executives with that of our compensation peer group, and consistent with the Company’s compensation philosophy described in this Compensation Discussion and Analysis, the Compensation Committee determined in March 2017 that it was appropriate to change the maximum payout of our annual incentive bonus from 100% to 200% for 2016 and 2017 and apply consistent performance metric targets and payout levels effective with the 2016 annual incentive bonus.

Nevertheless, in spite of achieving 2016 actual results at 153% of targeted performance levels (utilizing 2016 performance metrics, targets and payout levels consistent with those determined for 2017), management recommended, and the Compensation Committee approved, the exercise of negative discretion to reduce the payout of the 2016 annual incentive bonuses to 125% of the newly established target due to the continued depressed commodity price environment. Further, management proposed, and the Compensation Committee approved, the annual incentive bonus be paid 75% in cash and 25% in RSUs that vested substantially concurrent with the time of grant. See “Executive Compensation—Summary Compensation Table” for further details. The actual payout for each named executive officer is set forth below:

Named Executive Officer	Target Payout	Actual Payout
S.P. Johnson IV	$650,000	$812,500
Brad Fisher	423,000	528,750
David L. Pitts	351,000	438,750
Gerald A. Morton	333,900	417,375
Richard H. Smith	268,000	335,000

The Compensation Committee has approved the following performance metrics, targets and payout levels for executives’ 2017 annual incentive bonus. The performance metric targets were based on the Company’s 2017 corporate plan and the Compensation Committee’s discussions with Pearl Meyer. These performance metrics are substantially the same as those used to determine annual incentive bonuses for all Carrizo employees.

2017 Operational and Financial Metrics	Threshold (50%)	Target (100%)	Maximum (200%)
Average Daily Oil Production (Bbls/d)	31,400	31,650	33,495
Drill-Bit Finding and Development Cost ($/Boe)	$14.00	$13.00	$11.40
Lease Operating Expense ($/Boe)	$7.50	$7.13	$6.41
General and Administrative Expense ($ in thousands)	$44,000	$43,000	$39,900

Each executive’s 2017 annual incentive bonus payout opportunity will range from zero to 200% of target depending on the Company’s actual results versus the performance metric targets. The actual bonus paid could be more or less than the payout indicated based on actual results as determined by the Compensation Committee in its discretion.

Long-Term Equity-Based Incentive Awards

The objectives of our long-term incentive plan are to attract and retain the services of executives, encourage a sense of proprietorship, stimulate the active interest in our development and financial success, and align their interests with those of our shareholders. We intend to achieve these objectives by granting awards designed to provide our executive officers with a meaningful proprietary interest in our growth and performance.

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One of the fundamental philosophies of our compensation program is that all of our full-time employees are eligible for grants of long-term equity incentive awards. We believe that granting long-term equity incentives to virtually all full-time employees is somewhat unusual in our industry, although it has become more prevalent in recent years in order to attract and retain employees at various levels. The Compensation Committee believes that long-term equity incentive awards give employees a direct interest in our financial results and the performance of the Company, furthering our goal of aligning the interests of each employee with those of our shareholders.

Determining the Amount of Long-Term Equity-Based Incentive Compensation

The total dollar amount of long-term incentives to be awarded to each executive is generally based on the amount that results in total direct compensation between the 50th and 75th percentiles of executives in comparable positions in our compensation peer group. The Compensation Committee considers recommendations of our CEO for adjustments to the amount of long-term incentives for executives other than himself and compensation data of our compensation peer group provided by the independent compensation consultant and ultimately determines the amount of long-term incentives to be awarded to each executive in its discretion. While long-term incentives are considered primarily forward-looking, the Company’s and executive’s performance in the prior year may be considered in determining the size of the awards.

Allocating Amount of Long-Term Equity-Based Incentive

Compensation Among Award Types

In 2014 and 2015, our long-term equity-based incentive awards for executives consisted of 75% RSUs and 25% performance shares. In the Compensation

Committee’s opinion, awards of RSUs provide an effective retention incentive and therefore, long-term incentive compensation has historically been weighted more towards RSUs than other types of awards. Through consultation with Longnecker, the Compensation Committee determined that in 2016, our long-term equity-based incentive compensation for executives would consist of 65% RSUs, 25% SARs to be settled in cash (“Cash SARs”) and 10% performance shares.

We believe RSUs, Cash SARs and performance shares align the interests of our executive officers with the interests of our shareholders on a long-term basis, and for RSUs and performance shares, encourages retention and stock ownership in the Company. See also “Corporate Governance and Board Matters—Our Corporate Governance Practices—Minimum Stock Ownership Guidelines.”

We believe this combination of long-term equity awards provides incentives that capture absolute total return performance of our Common Stock as well as awards that also capture variable performance relative to the performance of other oil and gas companies and consistent with combinations of long-term equity awards used by other companies in our compensation peer group. The Compensation Committee may, in its discretion, determine in the future to grant additional long-term equity incentive awards or award types, or to change the mix of award types, as it deems appropriate at the time of such awards.

2016 Grants of Long-Term Equity-Based Incentives

On March 14, 2016, the Compensation Committee approved the following grants of long-term equity-based incentives to each Named Executive Officer with the number of awards granted determined by dividing the allocated amount of long-term incentive compensation by the grant date fair value per unit described below:

	2016 Long-Term Equity-Based Incentives
	RSUs		Cash SARs		Performance Shares
Name	#	$	#	$	#	$
S.P. Johnson IV	85,671	$27.30	91,014	$9.88	10,074	$35.71
Brad Fisher	54,981	$27.30	58,410	$9.88	6,465	$35.71
David L. Pitts	28,086	$27.30	29,838	$9.88	3,303	$35.71
Gerald A. Morton	31,080	$27.30	33,016	$9.88	3,655	$35.71
Richard H. Smith	21,222	$27.30	22,544	$9.88	2,496	$35.71

All 2016 long-term equity-based incentives awarded to executives include a performance condition allowing the Company to avail itself of the benefits of Section 162(m) of the Code, which is described below under “—Tax Considerations of Executive Compensation—Section 162(m) of the Internal Revenue Code.” The performance condition established by the Compensation Committee for the 2016 awards was average daily production of the Company for the quarter ended June 30, 2016 of at least (a) 20,230 barrels of oil per day (“Bbls/d”), if the Company’s average realized crude oil price was greater than or equal to $30 per Bbl, or (b) 16,184 Bbls/d, if the Company’s average realized crude oil price was less than $30 per Bbl for such quarter, in each case excluding the impacts of derivative settlements on the average realized prices and impacts of oil and gas

2017 PROXY STATEMENT	28

EXECUTIVE COMPENSATION

property acquisitions and divestitures on daily production (the “2016 Production Target”). On July 27, 2016, the Compensation Committee certified that the 2016 Production Target was met as average daily production for the quarter ended June 30, 2016 was 23,942 Bbls/d. Because the 2016 Production Target was met, the RSUs, Cash SARs and performance shares will vest as described below, subject to continued employment and, for performance shares, subject to the market condition described below.

RSUs

The RSUs were granted under the Company’s Prior Incentive Plan with a grant date fair value per RSU of $27.30, the average of the high and low price of the Company’s common stock on the March 14, 2016 grant date. The RSUs vest ratably over a three-year period, one-third of which vested on March 17, 2017, and an additional one-third will vest on March 17, 2018 and March 17, 2019.

Cash SARs

The Cash SARs were granted under the Company’s Cash SAR Plan at an exercise price of $27.30 with a grant date fair value per Cash SAR of $9.88, based on a Black- Scholes-Merton option pricing model calculated as of the March 14, 2016 grant date. The Cash SARs vest ratably over a two year period, one-half of which vested and became exercisable on March 17, 2017 and the remaining one- half will vest on March 17, 2018 and all of them expire March 17, 2021.

Performance Shares

The performance shares were granted under the Company’s Prior Incentive Plan with a grant date fair value per performance share of $35.71, based on a Monte Carlo simulation model calculated as of the March 14, 2016 grant date. The performance shares cliff vest on March 17, 2019, with the actual number of performance shares to vest ranging from zero to 200% of target based on the Company’s total shareholder return (“TSR”) relative to our 2016 stock performance peer group over a three-year performance period.

Linear interpolation is used to determine the payout multiplier for relative TSR that falls between the percentiles listed above.

For 2014, the Company utilized a single peer group to benchmark executive compensation and determine relative TSR for performance shares. Beginning in 2015, Longnecker and management recommended, and the Compensation Committee approved, the use of two different peer groups: a compensation peer group, used to benchmark executive compensation, consisting of companies with appropriately-sized metrics such as oil and gas revenue, assets and market capitalization, and a stock performance peer group, used for purposes of determining the relative TSR for the performance shares, consisting of companies that do not necessarily fit within the same sized metrics used to develop the compensation peer group but enabling the Company to compare itself with companies with similar operations in our established core areas such as the Eagle Ford. The Compensation Committee reviews and approves the stock performance peer group each year.

The 18 companies that comprise the stock performance peer group for performance shares granted in 2016 and the 17 companies that comprise the stock performance peer group for performance shares granted in 2015 are presented in the table below:

	2015	2016
	Stock	Stock
	Performance	Performance
	Peer Group	Peer Group
Antero Resources Corporation	X	X
Bill Barrett Corporation	X	X
Bonanza Creek Energy, Inc.	X	X
Chesapeake Energy Corporation	X	X
Devon Energy Corporation	X	X
EOG Resources, Inc.	X	X
EP Energy Corporation	X	X
Gulfport Energy Corporation	X	X
Laredo Petroleum, Inc.	X	X
Marathon Oil Corporation	X	X
Noble Energy, Inc.	X	X
Northern Oil and Gas, Inc.	X
Oasis Petroleum Inc.	X	X
PDC Energy, Inc.	X	X
Range Resources Corporation		X
Rice Energy Inc.		X
Rosetta Resources Inc. (1)	X
Sanchez Energy Corporation	X	X

29	CARRIZO OIL & GAS

EXECUTIVE COMPENSATION

	2015	2016
	Stock	Stock
	Performance	Performance
	Peer Group	Peer Group
SM Energy Corporation		X
Whiting Petroleum Corp.	X	X

(1) Effective July 20, 2015, Rosetta Resources, Inc. was acquired by Noble Energy, Inc.

Severance and Change of Control Benefits

As described in more detail under “Executive Compensation—Employment Agreements” and “Executive Compensation—Potential Payments to the Named Executive Officers Upon Termination or Change of Control,” we have entered into employment agreements with the named executive officers that provide for specified severance pay and benefits upon certain termination events, including termination events after a change of control. The employment agreements contain pay and benefits provisions that we believe are comparable to similar provisions employed by a majority of the companies in our 2016 Compensation Peer Group. The Compensation Committee believes these agreements encourage executives to remain in our employment, including in the event of a change of control of the Company and during circumstances which indicate that a change of control may occur. The Compensation Committee believes this program is important in maintaining strong leadership and in encouraging retention in these situations.

Perquisites and Other Benefits

We pay premiums for supplemental life insurance for the named executive officers and make matching 401(k) contributions for the named executive officers and all of our other employees. We believe providing these benefits as part of our overall compensation package is necessary to attract and retain highly qualified executives and that these benefits are comparable to those provided by our 2016 Compensation Peer Group.

Clawback Provisions

Other than legal requirements under the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”), the Board of Directors has not adopted a formal clawback policy to recoup incentive based compensation in the event of a financial statement restatement. Section 304 of Sarbanes-Oxley mandates that the CEO and CFO reimburse the Company for any bonus or other incentive-based or equity-based compensation they received and any profits from the sale of securities they realized in a year following the issuance of financial statements that are later required to be restated as a result of misconduct. The Board of Directors has reaffirmed that the Company will adopt a clawback policy as required by Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 if and when final regulations have been adopted by the SEC and NASDAQ.

Tax Considerations of Executive Compensation

Section 162(m) of the Internal Revenue Code

Section 162(m) of the Code places a limit of $1,000,000 on the amount of compensation that we may deduct in any one year with respect to compensation paid to each of our Named Executive Officers other than the CFO. There is an exception to the $1,000,000 limitation for performance-based compensation meeting certain requirements. Annual incentive bonuses subject to performance metrics, long-term RSUs subject to a production performance goal, SARs and performance shares generally are performance-based compensation meeting those requirements and, as such, should be fully deductible by us. Non-performance based compensation would include base salaries and the IRS value of any perquisites. To maintain flexibility in compensating our executive officers in a manner designed to promote varying corporate goals, the Compensation Committee has not adopted a policy requiring all compensation to be tax deductible. As noted above, the Compensation Committee took Section 162(m) into account in connection with the 2016 awards of equity-based compensation and the 2016 payout of the 2015 annual incentive bonuses subject to performance metrics.

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EXECUTIVE COMPENSATION

Section 409A of the Internal Revenue Code

To the extent one or more elements of compensation provided to employees is subject to Section 409A of the Code, the Company intends that these elements be compliant so that the employees are not subject to income inclusion at vesting and the additional income taxes imposed by Section 409A. Section 409A requires that “deferred compensation” either comply with certain deferral election, payment timing, and other rules or be subject to a 20% additional income tax and interest at a premium rate imposed on the person who is to receive the deferred compensation. The Company believes that if the adverse tax consequences of Section 409A become applicable to the Company’s compensation arrangements such arrangements would be less efficient and less effective in incentivizing and retaining employees. The Company intends to operate its compensation arrangements so that they are compliant with or exempt from Section 409A and therefore, in 2008, amended or modified its compensation programs and awards, including the employment agreements to the extent necessary to make them compliant or exempt. The employment agreements of the named executive officers provide that the Company will provide additional payments in the event that an additional tax is imposed under Section 409A.

Compensation Committee Report

We, the members of the Compensation Committee, have reviewed and discussed with management the section titled “Compensation Discussion and Analysis” included in this proxy statement. Based on that review and discussion, we have recommended to the Company’s Board of Directors the inclusion of the “Compensation Discussion and Analysis” section in the Company’s proxy statement for the 2017 Annual Meeting of Shareholders.

The Compensation Committee

Roger A. Ramsey (Chair)

F. Gardner Parker

Robert F. Fulton

Pursuant to SEC Rules, the foregoing Compensation Committee Report is not deemed “filed” with the SEC and is not incorporated by reference into the Company’s Annual Report on Form 10-K for the year ended December 31, 2016.

31	CARRIZO OIL & GAS

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the compensation during 2016, 2015 and 2014 of the Company’s Principal Executive Officer, the Company’s Principal Financial Officer and the three other most highly compensated named executive officers serving as of December 31, 2016.

				Stock	Option	All Other
Named Executive Officer and		Salary	Bonus(1)	Awards(2)	Awards(2)	Compensation(3)	Total
Principal Position	Year	($)	($)	($)	($)	($)	($)
S. P. Johnson IV	2016	$650,000	$812,500	$2,698,156	$899,062	$23,695	$5,083,413
President and Chief	2015	650,000	325,000	3,662,527	—	23,906	4,661,433
Executive Officer	2014	637,000	487,500	6,594,365	—	25,559	7,744,424
Brad Fisher	2016	$470,000	$528,750	$1,731,586	$576,990	$19,667	$3,326,993
Vice President and	2015	470,000	211,500	2,355,764	—	19,878	3,057,142
Chief Operating Officer	2014	461,000	317,250	2,218,771	—	14,085	3,011,106
David L. Pitts	2016	$376,154	$438,750	$884,565	$294,748	$20,397	$2,014,614
Vice President and	2015	350,000	157,500	1,214,426	—	20,608	1,742,534
Chief Financial Officer	2014	345,000	236,250	2,029,659	—	30,141	2,641,050
Gerald A. Morton	2016	$371,000	$417,375	$978,857	$326,141	$24,304	$2,117,677
General Counsel and	2015	368,000	166,950	1,304,965	—	24,514	1,864,429
Vice President of
Business Development
Richard H. Smith	2016	$335,000	$335,000	$668,392	$222,696	$20,534	$1,581,622
Vice President of Land	2015	335,000	134,000	891,089	—	20,225	1,380,314
	2014	330,000	201,000	825,015	—	29,388	1,385,403

(1)	The amount shown for 2014 includes amounts earned with respect to 2014, but paid in 2015. The named executive officers’ annual incentive bonuses with respect to 2015 were paid in 2016 with grants of RSUs that vested substantially concurrent with the time of grant, with an aggregate grant date fair value of $27.30 per share. The named executive officers’ annual incentive bonuses with respect to 2016 were paid in 2017 with 25% paid with grants of RSUs that vested substantially concurrent with the time of grant, with an aggregate grant date fair value of $26.94 per share and the remaining 75% paid in cash.

(2)	Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. For a discussion of the valuation assumptions, see Note 9 of the Notes to our Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2016. See “Grants of Plan-Based Awards Table” for information on RSUs, performance shares, and Cash SARs granted in 2016.

(3)	The amounts shown as “All Other Compensation” include the following:

	Year	Mr. Johnson	Mr. Fisher	Mr. Pitts	Mr. Morton	Mr. Smith
Matching contributions under the 401(k) Plan	2016	$15,900	$15,900	$15,900	$15,900	$15,900
	2015	15,900	15,900	15,900	15,900	15,900
	2014	9,267	10,275	15,600	—	15,600
Financial consulting services	2016	$ —	$ —	$ —	$ —	$ —
	2015	—	—	—	—	—
	2014	10,000	—	10,000	—	10,000
Other compensation	2016	$7,795	$3,767	$4,497	$8,404	$4,634
	2015	8,006	3,978	4,708	8,614	4,325
	2014	6,292	3,810	4,541	—	3,788

2017 PROXY STATEMENT	32

EXECUTIVE COMPENSATION

Effect of Company Performance on Chief Executive Officer Realizable Pay

The Chief Executive Officer’s at-risk compensation consists of a metric-driven annual incentive bonus and performance shares. Although we do not classify our RSUs and Cash SARs as performance-based compensation, the actual amount realized or realizable to the Chief Executive Officer can and does vary significantly based on the Company’s stock price. Realizable compensation is not a substitute for reported compensation in evaluating our executive compensation programs, but we believe understanding the realizable compensation is important in understanding the impact of the Company’s performance and stock price on the value of what an executive could realize and the value of what an executive ultimately receives.

The following chart demonstrates how the Company’s performance and stock price significantly impact the Chief Executive Officer’s realizable compensation.

The amounts indicated as Reported on the table above are calculated as the sum of base salary, annual incentive bonus, and the grant date fair value of long-term equity-based incentive awards as reported in the 2016 Summary Compensation Table. The amounts indicated as Realizable are calculated as the sum of actual base salary and annual incentive bonus earned each year as well as the intrinsic value of the long-term equity-based incentive awards using the closing price of our Common Stock on the NASDAQ Global Select Market on December 31, 2016 of $37.35 per share. The intrinsic value of the long-term equity-based incentive awards is calculated as follows:

•	for RSUs, the closing stock price on December 31, 2016 multiplied by the number of RSUs granted in each year;

•	for performance shares, the closing stock price on December 31, 2016 multiplied by the projected payout of performance shares as if the performance period ended on December 31, 2016 for each respective grant; and

•	for Cash SARs, the difference between the closing stock price on December 31, 2016 less the exercise price multiplied by number rights granted.

We believe that the differences in the Chief Executive Officer’s realizable compensation and reported compensation effectively illustrate the high correlation between the change in the Company’s stock price and performance and the Chief Executive Officer’s compensation.

33	CARRIZO OIL & GAS

EXECUTIVE COMPENSATION

Grants of Plan-Based Awards

The table below contains information with respect to grants of plan-based awards to the named executive officers during 2016.

		Estimated Future Payouts				All Other		All Other		Exercise
		Under Equity				Stock Awards:		Option		Price	Grant Date Fair
		Incentive Plan Awards				Number of		Awards:		of Option	Value of Stock
Named Executive Officer	Grant Date	Threshold (#)	Target (#)		Maximum (#)	Shares or Units (#)		Number of Rights (#)		Awards ($/Share)	Awards ($)(1)
S.P. Johnson IV	3/14/2016					11,907	(2)				$325,002
	3/14/2016					85,671	(3)				2,338,390
	3/14/2016							91,014	(4)		899,400
	3/14/2016	—	10,074	(5)	20,148						359,766
Brad Fisher	3/14/2016					7,749	(2)				$211,509
	3/14/2016					54,981	(3)				1,500,706
	3/14/2016							58,410	(4)		577,208
	3/14/2016	—	6,465	(5)	12,930						230,880
David L. Pitts	3/14/2016					5,771	(2)				$157,519
	3/14/2016					28,086	(3)				766,607
	3/14/2016							29,838	(4)		294,859
	3/14/2016	—	3,303	(5)	6,606						117,958
Gerald A. Morton	3/14/2016					6,117	(2)				$166,964
	3/14/2016					31,080	(3)				848,329
	3/14/2016							33,016	(4)		326,264
	3/14/2016		3,655	(5)	7,310						130,528
Richard H. Smith	3/14/2016					4,910	(2)				$134,018
	3/14/2016					21,222	(3)				579,254
	3/14/2016							22,544	(4)		222,780
	3/14/2016	—	2,496	(5)	4,992						89,138

(1)	Represents the grant date fair value of the awards calculated in accordance with FASB ASC Topic 718. For a discussion of the valuation assumptions, see Note 9 of the Notes to our Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2016. The grant date fair value of RSUs is based on the average high and low stock price of our Common Stock on the NASDAQ Global Select Market on the date of grant. To compute the grant date fair value of the Cash SARs and the performance shares, the Company used a Black-Scholes-Merton option pricing model and a Monte Carlo valuation model, respectively.

(2)	Represents RSUs granted under the Prior Incentive Plan for payment of the named executive officers’ annual incentive bonuses with respect to 2015, that vested in a single installment on March 15, 2016.

(3)	Represents RSUs granted under the Prior Incentive Plan that vest in one-third increments on March 17, 2017, March 17, 2018 and March 17, 2019, subject to the satisfaction of a performance target. On July 27, 2016, the Compensation Committee certified that the performance target had been met.

(4)	Represents Cash SARs granted under the Cash SAR Plan that vest in one-half increments on March 17, 2017 and March 17, 2018, subject to the satisfaction of a performance target. On July 27, 2016, the Compensation Committee certified that the performance target had been met.

(5)	Represents performance shares (at target) granted under the Prior Incentive Plan that cliff vest on March 17, 2019 based on the TSR of the Company’s common stock relative to the TSR achieved by our 2016 Stock Performance Peer Group, subject to the satisfaction of a performance target. On July 27, 2016, the Compensation Committee certified that the performance target had been met; however, the award remains subject to the TSR performance metrics, the results of which will not be known until following the end of the performance period.

2017 PROXY STATEMENT	34

EXECUTIVE COMPENSATION

Outstanding Equity-Based Awards at Fiscal Year-End

The table below presents information on the outstanding equity-based awards held by the named executive officers as of December 31, 2016.

	Option Awards						Stock Awards
Named Executive Officer	Number of Securities Underlying Unexercised Options (#) Exercisable(1)		Number of Securities Underlying Unexercised Options (#) Unexercisable(1)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(1)(#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares or Units of Stock That Have Not Vested(1)(#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares or Units of Stock That Have Not Vested ($)(2)
S. P. Johnson IV	219,279	(3)	—		$17.28	7/13/2017
	—		91,014	(4)	27.30	3/17/2021
							21,420	(5)	$800,037
							52,318	(6)	1,954,077
							34,178	(8)	1,276,548
							85,671	(10)	3,199,812
										15,020	(7)	$560,997
										13,978	(9)	522,078
										10,074	(11)	376,264
Brad Fisher	27,335	(3)	—		$28.68	6/18/2017
	—		58,410	(4)	27.30	3/17/2021
							11,608	(5)	$433,559
							21,983	(8)	821,065
							54,981	(10)	2,053,540
										8,140	(7)	$304,029
										8,991	(9)	335,814
										6,465	(11)	241,468
David L. Pitts	20,021	(3)	—		$28.68	6/18/2017
	—		29,838	(4)	27.30	3/17/2021
							5,387	(5)	$201,204
							20,928	(6)	781,661
							11,333	(8)	423,288
							28,086	(10)	1,049,012
										3,777	(7)	$141,071
										4,635	(9)	173,117
										3,303	(11)	123,367
Gerald A. Morton	28,500	(3)	—		$17.28	7/13/2017
	—		33,016	(4)	27.30	3/17/2021
							6,712	(5)	$250,693
							20,928	(6)	781,661
							12,178	(8)	454,848
							31,080	(10)	1,160,838
										4,707	(7)	$175,806
										4,980	(9)	186,003
										3,655	(11)	136,514
Richard H. Smith	—		22,544	(4)	$27.30	3/17/2021
							4,316	(5)	$161,203
							8,315	(8)	310,565
							21,222	(10)	792,642
										3,027	(7)	$113,058
										3,401	(9)	127,027
										2,496	(11)	93,226

35	CARRIZO OIL & GAS

EXECUTIVE COMPENSATION

(1)	Represents awards subject to a performance target, which the Compensation Committee certified that the performance target had been met.

(2)	Based on the closing price of our Common Stock on the NASDAQ Global Select Market on December 31, 2016 ($37.35 per share).

(3)	Represents an award of Cash SARs that were fully vested as of December 31, 2016.

(4)	Represents an award of Cash SARs that vest in one-half increments on March 17, 2017 and March 17, 2018.

(5)	Represents an award of RSUs that vest or vested in one-third increments on March 17, 2015, March 17, 2016 and March 17, 2017.

(6)	Represents an award of RSUs that cliff vest on March 17, 2017.

(7)	Represents performance-based TSR awards that are presented at 100% of the target award that cliff vest on March 28, 2017. The number of shares of common stock issuable upon vesting range from zero to 200% of the targeted shares granted based upon the performance of the Company’s TSR relative to our 2014 Industry Peer Group at the end of an approximate three-year performance period.

(8)	Represents an award of RSUs that vest or vested in one-third increments on March 17, 2016, March 17, 2017 and March 17, 2018.

(9)	Represents performance-based TSR awards that are presented at 100% of the target award that cliff vest on March 17, 2018. The number of shares of common stock issuable upon vesting range from zero to 200% of the targeted shares granted based upon the performance of the Company’s TSR relative to our 2015 Stock Performance Peer Group at the end of an approximate three-year performance period.

(10)	Represents an award of RSUs that vest in one-third increments on March 17, 2017, March 17, 2018 and March 17, 2019.

(11)	Represents performance-based TSR awards that are presented at 100% of the target award that cliff vest on March 17, 2019. The number of shares of common stock issuable upon vesting range from zero to 200% of the targeted shares granted based upon the performance of the Company’s TSR relative to our 2016 Stock Performance Peer Group at the end of a three-year performance period.

Option Exercises and Stock Vested

The following table shows information concerning the amounts realized by the named executive officers on the exercise of Cash SARs and the vesting of RSUs during 2016:

	Option Awards		Stock Awards
Named Executive Officer	Number of SARs Exercised (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
S.P. Johnson IV	223,283	$3,505,743	81,144	$2,696,064
Brad Fisher	5,753	63,714	118,427	4,006,839
David L. Pitts	8,029	99,760	26,686	878,419
Gerald A. Morton	41,448	493,509	31,049	1,028,540
Richard H. Smith	13,116	149,972	21,504	708,068

(1)	Represents the number of shares acquired upon vesting of RSUs, without taking into account any shares sold to satisfy applicable tax obligations.
(2)	Represents the value realized based on the vesting date closing price per share of our Common Stock on the NASDAQ Global Select Market, without taking into account the applicable tax obligations.

2017 PROXY STATEMENT	36

EXECUTIVE COMPENSATION

Employment Agreements

The Company has entered into employment agreements with each of the named executive officers listed below along with their annual base salary as of December 31, 2016.

Named Executive Officer and Current Position	Annual Base Salary
S. P. Johnson IV	$650,000
President and Chief Executive Officer

Brad Fisher	470,000
Vice President and Chief Operating Officer

David L. Pitts	390,000
Vice President and Chief Financial Officer

Gerald A. Morton	371,000
General Counsel and Vice President of Business Development

Richard H. Smith	335,000
Vice President of Land

The employment agreements each have an initial one-year term; provided that at the date of the agreement and on every day thereafter, the term of such employment agreement is automatically extended for one day, such that the remaining term of the agreement shall never be less than one year until an event (as described in the applicable agreement) that gives rise to termination of employment occurs. Under each agreement, both the Company and the employee may terminate the employee’s employment at any time. Mr. Johnson’s employment agreement provides that he will serve as President, Chief Executive Officer and a member of the Board of Directors.

Upon termination of employment on account of disability or by the Company for any reason (except under certain limited circumstances defined as “for cause” in the applicable agreement), or if employment is terminated either (a) for any reason (including by reason of death) during the 30-day period immediately following elapse of one year after any change of control (“window period”) or (b) by the employee for good reason (as defined in the applicable agreement), under the agreements the employee will generally be entitled to the following:

(i) an immediate lump sum cash payment equal to 145% for Messrs. Johnson and Fisher and 97% in the case of Messrs. Morton, Pitts and Smith (363% for Mr. Johnson, 266% for Mr. Fisher and 145% for Messrs. Morton, Pitts and Smith, if termination occurs after or in anticipation of a change of control) of his annual base salary,

(ii) in lieu of a prorated bonus for the year of termination, an immediate lump sum cash payment equal to 100% for Mr. Johnson, 90% for Mr. Fisher, and 80% in the case of Messrs. Morton, Pitts and Smith of his annual base salary prorated based on the number of days in the fiscal year in which he was employed (unless his employment is terminated as a result of disability or after the date a change of control occurs, in either of which cases the lump sum is not prorated),

(iii) in lieu of continued participation in the Company’s welfare benefit plans, practices, programs and policies (other than the Company’s medical and dental plans) for the remaining employment period (as defined in the applicable agreement), an immediate lump sum cash payment equal to 3% of the employee’s annual base salary,

(iv) continued medical and dental benefits coverage for the employee and his dependents for one year following his termination of employment, and

(v) the immediate vesting of any stock options, restricted stock awards, RSUs and any other equity- based awards previously granted to such employee and outstanding as of the time immediately prior to the date of his termination and an extension of the period of exercisability of any such awards until the earlier of (A) one year following his date of termination or (B) the date such awards would have lapsed had the employee remained employed for the remaining term. Notwithstanding this provision, each of the Company’s performance-based RSUs awarded to the named executive officers since December 14, 2008 have provided that in no event would such accelerated vesting occur in the event of a termination without cause or for good reason prior to a change in control unless the performance condition underlying the awards has been satisfied.

If employment terminates due to the death of the employee and other than during a window period, the Company will provide continued medical and dental benefits coverage for the employee’s dependents for one year following death and immediate vesting and extension of exercisability of equity-based awards as described above. Under the employment agreements of Messrs. Johnson, Fisher, Morton, Pitts and Smith,

37	CARRIZO OIL & GAS

EXECUTIVE COMPENSATION

the Company will also provide the employee with supplemental term life insurance protection with a death benefit as shown in the table below.

The salaries in each of these agreements are subject to periodic review and provide for increases generally consistent with increases in base salary awarded to other executives of the Company. Each agreement entitles the employee to participate in all of the Company’s incentive, savings, retirement and welfare benefit plans to the extent such plans are generally applicable to the other executive officers of the Company. The agreements each provide for an annual bonus in an amount generally comparable to the annual bonus of other Company executives, taking into account the individual’s position, responsibilities and accomplishments.

In the event of a dispute regarding the employee’s rights upon termination of employment, (i) the parties are required to submit the dispute to arbitration; (ii) the Company is only required to pay the employee’s attorneys’ fees pending a dispute if the termination occurred within two years after a change in control (as defined in the applicable agreement) or, in the case of a termination before a change in control, if the termination was not initiated by the employee (with or without good reason); and (iii) the Company is only required to pay the employee severance pending resolution of a dispute in the case of a termination within two years after a change in control. The employment agreements of each of the named executive officers also provide that such employees will be entitled to a gross-up payment to offset the effect of any excise tax imposed under Section 4999 of the Code in connection with payments contingent on a change of control as well as a gross-up payment to offset the effect of any additional taxes imposed under Section 409A of the Code. However, the Company has since adopted a policy that employment agreements entered after the adoption of that policy would not provide tax gross-up payments. Upon a voluntary termination of employment, the employees have agreed to be subject to one-year noncompetition and one-year nonsolicitation covenants.

2017 PROXY STATEMENT	38

EXECUTIVE COMPENSATION

Potential Payments to the Named Executive Officers Upon Termination or Change of Control

The following table provides a summary of the potential payments to each of the named executive officers in connection with certain termination events, including a termination related to a change of control of our company.

Named Executive Officer	Voluntary Termination (No Good Reason/ No Change of Control) or Involuntary For Cause Termination	Good Reason/ Involuntary Not for Cause Termination	Change of Control Termination (Involuntary, Good Reason, Voluntary)	Death	Disability
S.P. Johnson IV(1)
Severance payments	$ —	$2,262,000	$3,679,000	$ —	$2,262,000
Cash SARs(2)	—	915,146	915,146	915,146	915,146
Restricted shares(3)	—	7,230,474	7,230,474	7,230,474	7,230,474
Performance shares(4) (5) (6)	—	1,975,378	2,016,767	1,352,800	1,352,800
Life insurance benefits(7)	—	—	—	2,085,000	—
Benefits continuation	—	4,879	4,879	4,879	4,879
Total	$ —	$12,387,877	$13,846,266	$11,588,299	$11,765,299
Brad Fisher(1)
Severance payments	$ —	$1,541,600	$2,110,300	$ —	$1,541,600
Cash SARs(2)	—	587,313	587,313	587,313	587,313
Restricted shares(3)	—	3,308,164	3,308,164	3,308,164	3,308,164
Performance shares(4) (5) (6)	—	1,176,937	1,203,498	784,348	784,348
Life insurance benefits(7)	—	—	—	1,393,000	—
Benefits continuation	—	4,939	4,939	4,939	4,939
Total	$ —	$6,618,953	$7,214,214	$6,077,764	$6,226,364
David L. Pitts(1)
Severance payments	$ —	$1,014,000	$1,201,200	$ —	$1,014,000
Cash SARs(2)	—	300,021	300,021	300,021	300,021
Restricted shares(3)	—	2,455,165	2,455,165	2,455,165	2,455,165
Performance shares(4) (5) (6)	—	580,055	593,625	380,466	380,466
Life insurance benefits(7)	—	—	—	1,202,000	—
Benefits continuation	—	4,006	4,006	4,006	4,006
Total	$ —	$4,353,247	$4,554,017	$4,341,658	$4,153,658
Gerald A. Morton(1)
Severance payments	$ —	$964,600	$1,142,680	$ —	$964,600
Cash SARs(2)	—	331,976	331,976	331,976	331,976
Restricted shares(3)	—	2,648,040	2,648,040	2,648,040	2,648,040
Performance shares(4) (5) (6)	—	666,504	681,521	446,265	446,265
Life insurance benefits(7)	—	—	—	1,290,000	—
Benefits continuation	—	4,939	4,939	4,939	4,939
Total	$ —	$4,616,059	$4,809,156	$4,721,220	$4,395,820
Richard H. Smith(1)
Severance payments	$ —	$871,000	$1,031,800	$ —	$871,000
Cash SARs(2)	—	226,680	226,680	226,680	226,680
Restricted shares(3)	—	1,264,410	1,264,410	1,264,410	1,264,410
Performance shares(4) (5) (6)	—	443,684	453,939	294,204	294,204
Life insurance benefits(7)	—	—	—	1,235,000	—
Benefits continuation	—	4,939	4,939	4,939	4,939
Total	$ —	$2,810,713	$2,981,768	$3,025,233	$2,661,233

39	CARRIZO OIL & GAS

EXECUTIVE COMPENSATION

(1)	Information in this table assumes a termination date of December 31, 2016 and a price per share of our Common Stock of $37.35 (the closing market price per share on December 31, 2016).

(2)	Represents the value of accelerated vesting of Cash SARs that were unvested at December 31, 2016 based on the difference between the exercise price and the closing market price per share of our common stock on December 31, 2016.

(3)	Represents the value of accelerated vesting of shares of RSUs that were unvested at December 31, 2016 based on the closing market price per share of our common stock on December 31, 2016.

(4)	Represents the value of accelerated vesting of performance shares that were unvested at December 31, 2016 for Good Reason/Involuntary Not for Cause termination based on the number of shares of common stock granted upon vesting based upon the actual performance of the Company’s TSR relative to our 2014 Industry Peer Group, 2015 Stock Performance Peer Group and 2016 Stock Performance Peer Group and the closing market price per share of our common stock on December 31, 2016.

(5)	Represents the value of accelerated vesting of performance shares that were unvested at December 31, 2016 for Change of Control termination. If a change of control occurs in the first half of the performance period, then the named executive officer will receive a payment for the number of shares of common stock granted based upon 100% of the target award and the closing market price per share of our common stock on the termination date. If a change of control occurs in the second half of the performance period, then the named executive officer will receive a payment for the number of shares of common stock granted based upon the greater of 100% of the target award or the percentage of shares to be awarded based upon the Company’s TSR relative to the peer group (as defined in the award agreement) as of the termination date. Therefore, the value of the accelerated vesting of performance shares due to a change of control termination is based on the number of shares of common stock issuable upon vesting based upon the actual performance of the Company’s TSR relative to our 2014 Industry Peer Group and 2015 Stock Performance Peer Group and 100% of the target award for the 2016 performance shares and the closing market price per share of our common stock on December 31, 2016.
(6)	Represents the value of accelerated vesting of performance shares that were unvested at December 31, 2016 for Death or Disability termination based on the number of shares of common stock granted upon vesting based upon the actual performance of the Company’s TSR relative to our 2014 Industry Peer Group, 2015 Stock Performance Peer Group and 2016 Stock Performance Peer Group as of the date of termination and the closing market price per share of our common stock on December 31, 2016, prorated for the number of completed months in the performance period.

(7)	Represents the death benefit of company provided supplemental life insurance and group term life insurance.

2017 PROXY STATEMENT	40

EXECUTIVE COMPENSATION

Equity Compensation Plans Information

Information concerning our equity compensation plans at December 31, 2016 is as follows:

Plan Category	Number of Securities to be Issued Upon Vesting of Restricted Stock and Performance Shares(1) (a)	Weighted- Average Exercise Price of Outstanding Options(2) (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(3) (c)
Equity compensation plans approved by security holders	1,266,220	$ —	858,982
Equity compensation plans not approved by security holders	—	—	—
Total	1,266,220	$ —	858,982

Information concerning our equity compensation plans at March 31, 2017 is as follows:

Plan Category	Number of Securities to be Issued Upon Vesting of Restricted Stock and Performance Shares(1) (a)	Weighted- Average Exercise Price of Outstanding Options(2) (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(3) (c)
Equity compensation plans approved by security holders	1,432,983	$ —	26,275
Equity compensation plans not approved by security holders	—	—	—
Total	1,432,983	$ —	26,275

(1)	Consists of shares of Common Stock that are issuable upon vesting of restricted stock awards, RSUs and performance shares granted under the Prior Incentive Plan. Amount does not include awards of Cash SARs.

(2)	This weighted-average exercise price does not reflect the shares issuable upon vesting of restricted stock awards, RSUs and performance shares which have no exercise price and does not reflect the exercise price of Cash SARs.

(3)	The number of securities remaining available for future issuance under our equity compensation plans assumes all future grants will be full value stock awards.

41	CARRIZO OIL & GAS

PROPOSAL 2. ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS

The Board of Directors recognizes the interest the Company’s shareholders have in the compensation of our named executive officers. In recognition of that interest and in accordance with the requirements of SEC rules and the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, this proposal, commonly known as a “say on pay” proposal, provides our shareholders with the opportunity to cast an advisory vote on the compensation of our named executive officers, as disclosed in this proxy statement pursuant to the SEC’s compensation disclosure rules, including the discussion of the Company’s compensation program and philosophy and the compensation tables. This advisory vote is intended to give our shareholders an opportunity to provide an overall assessment of the compensation of the named executive officers rather than focus on any specific item of compensation.

We encourage you to review the discussions and information presented in “Executive Compensation,” including the “Compensation Discussion and Analysis” and the compensation tables and associated narrative disclosure, in considering how to cast your vote. As described in the “Compensation Discussion and Analysis” included in this proxy statement, the guiding philosophy and specific objectives of our executive compensation program are: (i) to align executive compensation design and outcomes with our business strategy; (ii) to encourage management to create sustained value for our shareholders; (iii) to attract, retain, and engage our executives and (iv) to support a performance-based culture for all of our employees.

As an advisory vote, the shareholders’ vote on this proposal is not binding on our Board or the Company and the Board could, if it concluded it was in the Company’s best interests to do so, choose not to follow or implement the outcome of the advisory vote. However, we expect that the Compensation Committee will review the voting results on this proposal and give consideration to the outcome when making future decisions regarding compensation of the named executive officers.

The Board of Directors has adopted a policy providing for an annual advisory vote on executive compensation. We expect the Board of Directors will review and give consideration to the voting results of the proposal on the frequency of future advisory votes on executive compensation when determining its policy on the frequency of advisory votes on executive compensation.

Management will present the following resolution at the Annual Meeting:

“RESOLVED, that the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement relating to the 2017 Annual Meeting pursuant to the executive compensation disclosure rules promulgated by the SEC, is hereby approved.”

Board Recommendation

The Board of Directors recommends that shareholders approve, on an advisory basis, the compensation of the named executive officers by voting “FOR” Proposal No. 2.

2017 PROXY STATEMENT	42

PROPOSAL 3. ADVISORY VOTE ON FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

This proposal, commonly known as a “say-on-frequency” proposal, provides our shareholders with the opportunity to cast an advisory vote on whether the Company should hold a shareholder advisory vote on the compensation of the Company’s named executive officers (such as Proposal 2) every year, every two years or every three years or to abstain from such vote.

The Board of Directors recommends that the Company hold an advisory vote on executive compensation every year. The Board of Directors believes that an annual advisory vote on executive compensation provides shareholders with a frequent and consistent opportunity to express their views on our executive compensation as disclosed in our annual proxy statement. It is important to note that our compensation objectives are designed to reward our executives both for meeting or exceeding the short-term financial and operating goals as well as furthering the long-term strategy of the Company. Accordingly, the Board encourages shareholders to consider our executive compensation practices and the results we achieve over a multi-year horizon. Nonetheless, the Board believes that an annual advisory vote will allow our Compensation Committee to take shareholders’ views into account more quickly than a less frequent vote would allow and to evaluate changes in our shareholders’ views over time as our executive compensation program evolves.

As an advisory vote, the shareholders’ vote on this proposal is not binding on our Board or the Company and the Board could, if it concluded it was in the Company’s best interests to do so, choose not to follow or implement the outcome of the advisory vote. However, we expect that the Board of Directors will review the voting results on such proposal and give consideration to the outcome when making future decisions regarding the frequency of future advisory votes on compensation of the named executive officers. In future years, the Board could recommend to shareholders that the advisory vote on executive compensation be held less frequently than annually.

Board Recommendation

The Board of Directors recommends that shareholders select “1 YEAR” as the frequency of future advisory votes on the compensation of the named executive officers.

43	CARRIZO OIL & GAS

PROPOSAL 4. APPROVAL OF THE AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF CARRIZO OIL & GAS, INC. TO INCREASE THE AUTHORIZED SHARES

The Board of Directors has unanimously approved a resolution to amend Article Four of our Amended and Restated Articles of Incorporation to increase the total number of shares of all classes of stock which the Company will have authority to issue from 100,000,000 to 190,000,000 and the number of authorized shares of common stock from 90,000,000 to 180,000,000.

The proposed amendment would replace the first sentence of Article Four of the Articles with the following sentence:

“The aggregate number of shares that the corporation shall have the authority to issue, is 190,000,000 shares, consisting of 180,000,000 shares of Common Stock, par value $0.01 per share, and 10,000,000 shares of Preferred Stock, par value $0.01 per share.”

If the amendment is approved by the shareholders, it will become effective upon the filing of articles of amendment with the Secretary of State of the State of Texas, which filing is expected to occur promptly after the Annual Meeting. Thereafter, the additional shares may be issued from time to time by action of our Board of Directors on such terms and for such purposes as our Board of Directors may consider appropriate from time to time.

Current Capital Structure

Under Texas law, the Company may only issue shares of capital stock to the extent such shares have been authorized under our Amended and Restated Articles of Incorporation. Our Amended and Restated Articles of Incorporation currently authorize the Company to issue 90,000,000 shares of Common Stock and 10,000,000 shares of preferred stock, par value $0.01 per share (“Preferred Stock”). As of March 31, 2017, 65,796,342 shares of Common Stock were issued and outstanding and 1,432,983 shares of Common Stock were reserved for issuance. After taking into account the reserved shares, a balance of 22,770,675 authorized but unissued shares of Common Stock would be available for issuance under our Amended and Restated Articles of Incorporation. No shares of Preferred Stock as of such date were issued and outstanding or reserved for issuance.

Reasons for Amendment

The number of issued and outstanding shares of Common Stock has increased from 30,635,230 as of May 23, 2008 to 65,796,342 as of March 31, 2017. As a result, the number of available shares of Common Stock has been reduced. Our Board of Directors considers it desirable that it have the flexibility to have additional shares of Common Stock available for issuance in connection with possible financings, stock dividends or stock splits, acquisition transactions, employee benefit plans and other corporate purposes. The availability of the additional shares for issuance in the future would give us greater flexibility and would generally allow shares of Common Stock to be issued without the expense and delay of a special shareholders’ meeting.

If the Amendment is approved by the shareholders, the Board of Directors does not intend to solicit further shareholder approval prior to the issuance of any additional shares of Common Stock, except as may be required by applicable law or the rules of any stock exchange or quotation system on which the Common Stock may be listed or quoted. The NASDAQ Global Select Market, on which the Common Stock is quoted, currently requires shareholder approval in certain instances, including in connection with transactions where the present or potential issuance of shares is or will be equal to or in excess of 20% of the number of shares of Common Stock outstanding before such issuance.

2017 PROXY STATEMENT	44

PROPOSAL 4. APPROVAL OF THE AMENDMENT TO THE AMENDED AND RESTATED ARTICLES

The proposed Amendment could, under certain circumstances, have an anti-takeover effect, although this is not the intention of this proposal. For example, in the event of a hostile attempt to take over control of Carrizo, it may be possible for us to endeavor to impede the attempt by issuing shares of Common Stock, which would dilute the voting power of the other outstanding shares and increase the potential cost to acquire control of us. The proposed amendment therefore may have the effect of discouraging unsolicited takeover attempts and potentially limiting the opportunity for our shareholders to dispose of their shares at a premium, which is often offered in takeover attempts, or that may be available under a merger proposal. The proposed amendment may have the effect of permitting our current management, including the current Board of Directors, to retain its position, and place it in a better position to resist changes that shareholders may wish to make if they are dissatisfied with the conduct of our business. However, the Board is not aware of any attempt to take control of Carrizo, and the Board has not presented this proposal with the intent that it be utilized as a type of anti-takeover device. The Board has no current plans for the issuance of the additional shares of Common Stock for which authorization is being sought, except in connection with equity compensation plans.

To the extent that additional authorized shares are issued in the future, the issuance may decrease the existing shareholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing shareholders. The holders of Common Stock have no preemptive rights and the Board has no plans to grant such rights with respect to any such shares.

Board Recommendation

The Board of Directors recommends that shareholders vote “FOR” the adoption of the approval of the proposed amendment to the Amended and Restated Articles of Incorporation of Carrizo Oil & Gas, Inc. to increase the authorized shares.

45	CARRIZO OIL & GAS

PROPOSAL 5. APPROVAL OF THE 2017

INCENTIVE PLAN OF CARRIZO OIL & GAS, INC.

The Board has unanimously approved the 2017 Incentive Plan to replace the Prior Incentive Plan, subject to shareholder approval at the Annual Meeting, and recommends that the Company’s shareholders approve and adopt the 2017 Incentive Plan. We intend to reserve 2,675,000 shares for issuance pursuant to awards under the 2017 Incentive Plan, which is in addition to approximately 26,275 shares (as of March 31, 2017) which remain available for grant pursuant to the Prior Incentive Plan assuming all future grants will be full value stock awards. If our shareholders approve the 2017 Incentive Plan, shares that would otherwise become available for issuance under the Prior Incentive Plan as a result of forfeitures, expiration or cancellation of previously made awards will become available for issuance under the 2017 Incentive Plan, and no additional grants will be made pursuant to the Prior Incentive Plan.

The 2017 Incentive Plan is intended to replace the Prior Incentive Plan and is needed to continue our equity compensation program. As of December 31, 2016, there were 858,982 shares of common stock remaining available for grant under the Prior Incentive Plan assuming all future grants will be full value stock awards. Any previously granted awards that are outstanding under the Prior Incentive Plan will remain outstanding in accordance with their terms. As of March 31, 2017, an aggregate of 1,432,983 shares are subject to unvested restricted stock awards, RSUs, and performance shares. As of March 31, 2017, the Company has outstanding Cash SARs covering 965,078 shares. See also “Executive Compensation— Equity Compensation Plans Information” for additional information concerning our equity compensation plans.

If the 2017 Incentive Plan is not approved by the shareholders, we will not be able to continue our equity- based long-term incentive program, and we may be required to increase significantly the cash component of our executive compensation program in order to remain competitive and adequately compensate our employees.

The Company considers the 2017 Incentive Plan an essential element of total compensation and believes the 2017 Incentive Plan promotes its interests and the interests of its shareholders by:

●	attracting and retaining the services of key employees, qualified directors and qualified independent contractors; and

●	encouraging the sense of proprietorship in and stimulating the active interest of those persons in the development and financial success of the Company by making awards designed to provide participants in the 2017 Incentive Plan with proprietary interest in the growth and performance of the Company.

Shareholder approval of the 2017 Incentive Plan will also constitute approval for purposes of satisfying the shareholder approval requirements (a) under Section 162(m) of the Code, and the rules and regulations thereunder so that the Compensation Committee has the discretion to grant awards in the future under the 2017 Incentive Plan that meet the requirements of “performance-based compensation” exempt from the deduction limitations thereunder and (b) under Section 422 of the Code so that the Compensation Committee may grant incentive stock options, or ISOs.

2017 PROXY STATEMENT	46

PROPOSAL 5. APPROVAL OF THE 2017 INCENTIVE PLAN

Best Practices
☑	Independent Oversight. The Compensation Committee of our Board of Directors, composed solely of independent directors, will approve all grants made under the 2017 Incentive Plan; provided, however, that the Compensation Committee may delegate to any committee of the Board, to the Chief Executive Officer and to any of our other senior officers its duties under the 2017 Incentive Plan pursuant to such conditions or limitations as the Committee may establish; provided, however, that such delegation will not extend to the authority to make awards to participant who are subject to Section 16 of the Exchange Act. As with the Prior Incentive Plan, the Compensation Committee has delegated to the special stock award committee of our Board of Directors, which committee consists solely of Mr. Johnson in his capacity as a director, the authority to grant awards with respect to a maximum of 15,000 shares per quarterly calendar period to non-executive employees. See “Committees of the Board of Directors” for information regarding the special stock award committee.
☑	No Repricing of Options or SARs. The 2017 Incentive Plan prohibits repricing, replacement and regranting of stock options or SARs at lower prices unless approved by our shareholders.
☑	No Discounted Options or SARs. Stock options and SARs may not be granted with an exercise price below the closing price of our common stock on the date of grant.
☑	No Dividends on Options or SARs. Dividends and dividend equivalents may not be paid or accrued on stock options or SARs.
☑	Limited Terms for Options and SARs. Stock options and SARs granted under the 2017 Incentive Plan are limited to 10-year terms.
☑	No Liberal Share Counting. Shares that are tendered by a participant or withheld (1) as full or partial payment of withholding taxes related to the exercise or settlement of options, or (2) as payment for the option price, and shares repurchased in the open market with the proceeds of the payment of the option price will not become available again for awards under the 2017 Incentive Plan.
☑	No Dividends or Dividend Equivalents on Unvested Awards. Any dividends or dividend equivalents will only be paid if the underlying shares vest pursuant to the terms of the award.
☑	Annual Limitation on Director Awards and Compensation. The aggregate grant value of awards and cash compensation paid to any individual non-employee director may not exceed $1,000,000 in any calendar year.
☑	Awards may be subject to future clawback or recoupment. All awards granted under the 2017 Incentive Plan will be subject to any clawback policy required by applicable law.
☑	No Transferability. Awards generally may not be transferred, except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, unless otherwise provided in the applicable award agreement.
☑	No “Evergreen” Provision. Shares authorized for issuance under the 2017 Incentive Plan will not be replenished automatically. Any additional shares to be issued over and above the amount for which we are seeking authorization must be approved by our shareholders.
☑	No Automatic Grants. There are no automatic grants to new participants or “reload” grants when outstanding awards are exercised, expire or are forfeited.
☑	No Tax Gross-ups. Participants do not receive tax gross-ups under the 2017 Incentive Plan. As discussed in the Compensation Discussion and Analysis section, no tax gross-ups have been provided in any employment agreements since May 2011.

Section 162(m)

Section 162(m) of the Code places a limit of $1,000,000 on the amount of compensation that we may deduct in any one year with respect to compensation paid to each of our Named Executive Officers other than the CFO. There is an exception to the $1,000,000 limitation for performance-based compensation meeting certain requirements. The Section 162(m) regulations generally require that shareholders approve the material terms of the performance goals, and that performance goals be submitted for reapproval no later than five years after initial shareholder approval. The performance goals include the class of employees eligible to receive awards, the business criteria on which the award is based, and the maximum amount of compensation that could be paid to an employee under the plan, and are set forth under the captions “—Eligibility”, “—Performance Awards”, and “—Award Limits” below.

47	CARRIZO OIL & GAS

PROPOSAL 5. APPROVAL OF THE 2017 INCENTIVE PLAN

Summary of the 2017 Incentive Plan

A description of the 2017 Incentive Plan appears below. Because the description of the 2017 Incentive Plan in this proxy statement is a summary, it may not contain all the information that may be important to you. The summary is qualified by reference to the 2017 Incentive

Plan. You should carefully read the entire copy of the 2017 Incentive Plan. A copy of the full text of the 2017 Incentive Plan is attached hereto as Appendix A to this proxy statement.

Eligibility

Persons eligible for Awards (as defined in the 2017 Incentive Plan) are (i) all employees of the Company, (ii) non-employee directors and (iii) certain independent contractors. As of March 31, 2017, approximately 237 employees and non-employee directors would be eligible for grants of Awards under the 2017 Incentive Plan.

Shares Available for Awards

The 2017 Incentive Plan provides that up to 2,675,000 shares of Common Stock, plus the shares remaining available for awards under the Prior Incentive Plan, may be issued, all of which may be issued as incentive stock options under Section 422 of the Code. The 2017 Incentive Plan provides that each full value stock award (e.g. restricted stock, RSUs and performance shares) count as 1.35 shares of Common Stock and each Option and stock-settled SAR count as one share of Common Stock.

The number of shares of Common Stock that are the subject of Awards under the 2017 Incentive Plan or the Prior Incentive Plan that are forfeited or terminated, expire unexercised, are settled in cash in lieu of Common Stock or are exchanged for Awards that do not involve

Common Stock immediately become available for additional Awards under the 2017 Incentive Plan and the share limit under the 2017 Incentive Plan shall be increased by the same amount as such shares were counted against the share limit (under the 2017 Incentive Plan or Prior Incentive Plan, as applicable). However, the number of shares reserved for issuance under the 2017 Incentive Plan is not increased by (i) shares of Common Stock not issued or delivered as a result of the net settlement of stock-settled SARs or stock option, (ii) shares of Common Stock used to pay the exercise price or withholding taxes related to an outstanding Award, or (iii) shares of Common Stock repurchased on the open market with the proceeds of the option exercise price.

Administration

The Compensation Committee administers the 2017 Incentive Plan with respect to Awards to non-employee directors, employees and independent contractors and has broad power to take actions thereunder, to interpret the 2017 Incentive Plan and to adopt rules, regulations and guidelines for carrying out its purposes. The Compensation Committee may, in its discretion, among other things, extend or accelerate the exercisability of, accelerate the vesting of or eliminate or make less restrictive any restrictions contained in any Award, waive any restrictions or other provision of the 2017 Incentive Plan or in any Award or otherwise amend or modify any Award in any manner that is either (a) not adverse to that participant holding the Award or (b) consented to by that participant. However, except in connection with a transaction involving the Company or its capitalization, the terms of outstanding awards may not be amended without approval of the shareholders of the Company to (i) reduce the exercise price of outstanding options or SARs, (ii) cancel, exchange, substitute, buyout or surrender outstanding options or SARs in exchange for cash or other Awards, (iii) take any other action with respect to a stock option or SAR that would be treated as a repricing under the rules and regulations of the principal national securities exchange on which the shares of Common Stock are listed or (iv) permit the grant of any stock options or SARs that contain a so-called “reload” feature under which additional stock options, SARs or other Awards are granted automatically to the participant upon exercise of the original stock option or SAR.

The Compensation Committee also may delegate to the chief executive officer, other senior officers of the Company or to other committees of the Board its duties under the 2017 Incentive Plan to the extent allowed by applicable law. See “Committees of the Board of Directors” for information regarding the special stock award committee.

2017 PROXY STATEMENT	48

PROPOSAL 5. APPROVAL OF THE 2017 INCENTIVE PLAN

The Compensation Committee will determine the employees and independent contractors to receive Awards and the terms, conditions and limitations applicable to each such Award, which conditions may, but need not, include continuous service with the Company, achievement of specific business objectives, attainment of specified growth rates, increases in specified indices or other comparable measures of performance.

Amendment; Termination

The Board of Directors may amend, modify, suspend or terminate the 2017 Incentive Plan for the purpose of addressing any changes in legal requirements or for any other lawful purpose, except that no amendment that would adversely affect the rights of any participant under any Award previously granted to such participant may be made without the consent of such participant and no amendment will be effective prior to its approval by the shareholders of the Company to the extent such approval is then required pursuant to Rule 16b-3 in order to preserve the applicability of any exemption provided by such rule to any Award then outstanding (unless the holder of such Award consents) or to the extent shareholder approval is otherwise required by applicable law.

Adjustment

The Board of Directors may make certain adjustments, including changes to the shares subject to outstanding Awards, shares available for grant under the 2017 Incentive Plan, and the annual limits on Awards, in the event of any subdivision, split or consolidation of outstanding shares of Common Stock, any declaration of a stock dividend payable in shares of Common Stock, any recapitalization or capital reorganization of the Company, any consolidation or merger of the Company with another corporation or entity, any adoption by the Company of any plan of exchange affecting the Common Stock or any distribution to holders of Common Stock of securities or property (other than normal cash dividends).

Clawback

Awards under the 2017 Incentive Plan will be subject to the provisions of any clawback policy required by applicable law or implemented by the Company, which clawback policy may provide for forfeiture, repurchase and/or recoupment of Awards and amounts paid or payable pursuant to or with respect to Awards.

Awards

At the discretion of the Compensation Committee or the special stock award committee, as applicable, employees, consultants or non-employee directors may be granted Awards under the 2017 Incentive Plan in the form of stock options, SARs, stock awards, cash awards or performance awards. Such Awards may be granted singly, in combination, or in tandem.

Options

Awards may be in the form of rights to purchase a specified number of shares of Common Stock at a specified price not less than that of the fair market value of a share of Common Stock on the date of grant (“Options”). An Option may be either an incentive stock option (“ISO”) that is intended to comply, or a nonqualified stock option (“NSO”) that is not intended to comply, with the requirements of Section 422 of the Code; provided that independent contractors and directors cannot be awarded ISOs. The Compensation Committee will determine the participants to receive Options and the terms, conditions and limitations applicable to each such Option. The term of each Option may not be longer than ten years from the date of grant; provided, however, if the term of a NSO expires when trading in the Common Stock is prohibited by applicable law or at a time in which there is a blackout period or restriction period under the Company’s insider trading policy or practices (as then in effect), then the term of such NSO shall expire on the 30th day after the expiration of such prohibition.

49	CARRIZO OIL & GAS

PROPOSAL 5. APPROVAL OF THE 2017 INCENTIVE PLAN

Stock Appreciation Rights

Awards may also be in the form of SARs, which are rights to receive a payment, in cash or Common Stock, equal to the fair market value or other specified value of a number of shares of Common Stock on the rights exercise date over a specified strike price not less than the fair market value of a share of Common Stock on the date of grant. The term of each SAR may not be longer than ten years from the date of grant; provided, however, if the term of a SAR expires when trading in the Common Stock is prohibited by applicable law or at a time in which there is a blackout period or restriction period under the Company’s insider trading policy or practices (as then in effect), then the term of such SAR shall expire on the 30th day after the expiration of such prohibition.

Stock Awards

Awards may also be in the form of grants of Common Stock or units denominated in Common Stock, including restricted stock and RSUs (“Stock Awards”). The terms, conditions and limitations applicable to any Stock Award will be determined by the Compensation Committee. At the discretion of the Compensation Committee, the terms of a Stock Award may include rights to receive dividends or dividend equivalents, which will only be paid if the underlying shares vest pursuant to the terms of the Stock Award.

The table below summarizes restricted stock, RSU, and performance share award activity under the Prior Incentive Plan for the period from January 1, 2017 through March 31, 2017. There were no other share-based awards granted during this period.

		Weighted-Average
		Grant Date
	Share/Units	Fair Value
Unvested restricted stock awards and units as of January 1, 2017	1,266,220	$39.55
Granted	796,183	$27.54
Vested	661,345	$43.48
Forfeited	3,933	$29.42
Unvested restricted stock awards and units as of March 31, 2017	1,432,983	$31.81

Cash Awards

Awards may also be in the form of grants denominated in cash. The terms, conditions and limitations applicable to any cash awards granted pursuant to the 2017 Incentive Plan will be determined by the Compensation Committee.

Performance Awards

At the discretion of the Compensation Committee, any of the above-described Awards may be made in the form of a performance award. A performance award is an award that is subject to the attainment of one or more performance goals. Performance goals need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses. The terms, conditions and limitations applicable to any performance award will be determined by the Compensation Committee.

The 2017 Incentive Plan permits, but does not require, the Compensation Committee to structure any performance award made to a named executive officer as performance-based compensation. At the discretion of the Compensation Committee, certain Awards under the 2017 Incentive Plan will be intended to qualify as performance-based compensation under Section 162(m) of the Code. Section 162(m) of the Code generally limits the deductibility for federal income tax purposes of annual compensation paid to a company’s executive officers to $1,000,000 per covered executive in a taxable year. The Compensation Committee and the Board of Directors may take deductibility and nondeductibility of compensation into account but have in the past authorized, and retain in the future the discretion to authorize, the payment of potentially nondeductible amounts.

2017 PROXY STATEMENT	50

PROPOSAL 5. APPROVAL OF THE 2017 INCENTIVE PLAN

The particular performance-based objectives that may be imposed in connection with a performance award that qualifies as performance-based compensation under Section 162(m) of the Code are:

●	revenue and income measures (which include revenues, revenues including the net cash impact of derivative settlements (“Adjusted Revenues”), gross margin, operating income, earnings before or after the effect of certain items such as interest, income taxes, depreciation, depletion and amortization, and non-cash or non-recurring items of income or expense (“Adjusted EBITDA”), net income before the effect of certain non-cash or non-recurring items of income or expense (“Adjusted Net Income”), net income and related per share amounts);

●	expense measures (which include operating expense, general and administrative expense and depreciation, depletion and amortization expense);

●	operating measures (which include production volumes, margin, drilling, completion, leasehold or seismic capital expenditures, results of drilling and completion activities and the number of wells drilled, brought on production and/or producing);

●	reserve measures (which include developed, undeveloped and total reserves, reserve replacement ratios, extensions and discoveries, revisions of previous estimates, PV-10 values, finding and development costs and other reserve measures);

●	cash flow measures (which include net cash flows from operating activities, discretionary cash flows from operating activities and working capital);

●	liquidity measures (which include Adjusted EBITDA, net debt to Adjusted EBITDA, working capital and the credit facility borrowing base);

●	leverage measures (which include debt-to-equity ratio, debt-to-total capitalization ratio, and net debt);

●	market measures (which include stock price, total shareholder return and market capitalization measures);

●	return measures (which include return on equity, return on assets and return on invested capital);

●	corporate value measures (which include compliance, safety, environmental and personnel matters); and

●	measures relating to acquisitions or dispositions.

Performance awards may include one or more performance goals, either individually or in any combination, and may be based on one or more business criteria applicable to the grantee, the Company as a whole or one or more of the Company’s business units, subsidiaries, business segments, divisions, geographic regions and measured either annually or over a period of years, on an absolute basis or relative to a pre- established target, to results over a previous period or to a designated peer group, in each case as specified by the Compensation Committee in the Award.

The Compensation Committee may provide in any performance award that any evaluation of performance may include or exclude any of the following events that occurs during a performance period: (i) asset impairments, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (iv) any reorganization and restructuring programs, (v) unusual, infrequently occurring, nonrecurring or one-time events affecting the Company or its financial statements as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders, Form 10-K or Form 10-Q for the applicable period, (vi) acquisitions or divestitures, (vii) foreign exchange gains and losses, (viii) derivative settlements or (ix) such other objective adjustments as may be provided for connection with the establishment of the performance goal. The amount of cash or shares payable or vested pursuant to performance awards that are intended to satisfy the requirements of performance-based compensation under Section 162(m) of the Code may not be adjusted upward; provided, however, that the Compensation Committee may retain the discretion to adjust the amount of cash or shares payable or vested pursuant to such performance awards downward either on a formula or discretionary basis or any combination, as determined by the Compensation Committee.

The performance targets used by the Company in 2016 are described in “Compensation Discussion and Analysis—Executive Compensation Components—Long-Term Incentive Awards.”

Award Limits

To preserve the Company’s ability to deduct the compensation associated with grants and Awards made under the 2017 Incentive Plan, the plan provides that grants or Awards in the form of Options or SARs made to an individual employee in any calendar year cannot cover an aggregate of more than 375,000 shares of Common Stock, and no participant may be granted Stock Awards relating to more than 375,000 shares of Common Stock in

51	CARRIZO OIL & GAS

PROPOSAL 5. APPROVAL OF THE 2017 INCENTIVE PLAN

any calendar year. In addition, the maximum cash award made to any participant in respect of any calendar year may not exceed $5,000,000.

No non-employee director may be granted during any calendar year Awards (in his or her capacity as a director) having a fair value determined on the date of grant when added to all cash compensation paid to the non- employee director during the same calendar year in excess of $1,000,000.

In general, each Award is only subject to a single limitation. However, a participant may be granted Awards in combination such that portions of the Award are subject to differing limitations, in which event each portion of the combination Award is subject only to a single appropriate limitation. For example, if a participant is granted an Award that is in part a Stock Award and in part a cash award, then the Stock Award shall be subject only to the limitation relating to Stock Awards and the cash award shall be subject only to the limitation relating to cash awards.

U.S. Federal Income Tax Consequences

The following is a summary of the general rules of current U.S. Federal income tax law relating to the tax treatment of award that may be issued under the 2017 Incentive Plan. The discussion is general in nature and does not take into account a number of considerations which may apply in light of the particular circumstances of a participant. This summary is not complete and does not attempt to describe any tax consequences arising in the context of the participant’s death or the income tax laws of any local, state or foreign country in which the participant’s income or gain may be taxable.

Stock Awards

Restricted Stock. A participant generally recognizes no taxable income at the time of an award of restricted stock. A participant may, however, make an election under Section 83(b) of the Code to have the grant taxed as compensation income at the date of receipt, with the result that any future appreciation or depreciation in the value of the shares of stock granted may be taxed as capital gain or loss on a subsequent sale of the shares. If the participant does not make a Section 83(b) election, the grant will be taxed as compensation income at the full fair market value on the date the restrictions imposed on the shares expire. Unless a participant makes a Section 83(b) election, any dividends paid to the participant on the shares of restricted stock will generally be compensation income to the participant and deductible by us as compensation expense. In general, we will receive a deduction for U.S. Federal income tax purposes for any compensation income taxed to the participant. To the extent a participant realizes capital gains, as described above, we will not be entitled to any deduction for federal income tax purposes.

Restricted Stock Units. A participant who is granted RSUs will recognize no income upon grant of the RSUs. At the time the underlying shares of common stock (or cash in lieu thereof) are delivered to a participant, the participant will recognize compensation income equal to the full fair market value of the shares received. We will generally be entitled to a deduction for U.S. Federal income tax purposes the corresponds to the compensation income recognized by the participant.

Options; Stock Appreciation Rights

Options granted under the 2017 Incentive Plan may constitute ISOs within the meaning of Section 422 of the Code, while other options granted under the 2017 Incentive Plan may constitute NSOs. Grants of Options to non-employee directors and independent contractors are NSOs. The Code provides for tax treatment of Options qualifying as ISOs that may be more favorable to participants than the tax treatment accorded NSOs. Generally, upon the exercise of an ISO, the optionee will recognize no taxable income for U.S. Federal income tax purposes, although the difference between the exercise price of the ISO and the fair market value of the stock at the date of exercise is an addition to income in determining alternative minimum taxable income and such amount may be sufficient in amount to subject the optionee to the alternative minimum tax. On the sale of shares acquired by exercise of an ISO (assuming that the sale does not occur within two years of the grant date or within one year of the exercise date), any gain will be taxed to the optionee as long-term capital gain. Except with respect to death or disability, an optionee has three months after termination of employment in which to exercise an ISO and retain favorable tax treatment at exercise. No deduction is available to the Company upon the grant or exercise of an ISO (although a deduction may be available if the participant disposes of the shares so purchased before the applicable holding periods expire).

2017 PROXY STATEMENT	52

PROPOSAL 5. APPROVAL OF THE 2017 INCENTIVE PLAN

In contrast, upon the exercise of an NSO, the optionee recognizes ordinary taxable income on the exercise date in an amount equal to the excess of the fair market value of the shares purchased over the exercise price. Upon the sale of such shares by the optionee, any difference between the fair market value at the date of sale and the fair market value at the date of exercise will be treated generally as capital gain or loss. Subject to the limitations discussed below, upon exercise of an NSO, the Company is entitled to a tax deduction in an amount equal to the ordinary taxable income recognized by the participant.

Participants do not recognize taxable income upon the grant of a SAR. Upon the exercise of a SAR, the participant will recognize ordinary income in an amount equal to the cash or fair market value of the shares of stock received at the date of exercise of the SAR. The participant’s tax basis in any shares of Common Stock received on the exercise of a SAR will generally equal the fair market value of such shares on the date of exercise. Subject to the limitations discussed below, the Company will be entitled to a deduction for U.S. Federal income tax purposes that corresponds as to timing and amount with the taxable income recognized by the participant under the foregoing rules.

Deductibility; Excise Taxes

In general, a U.S. Federal income tax deduction is allowed to the Company in an amount equal to the ordinary taxable income recognized by a participant with respect to Awards granted under the 2017 Incentive Plan, provided that such amount constitutes an ordinary and necessary business expense of the Company, that such amount is reasonable and that the Company satisfies any withholding obligations with respect to the participant’s ordinary taxable income. As discussed above, Section 162(m) of the Code may limit the Company’s ability to deduct compensation expense in excess of $1 million to any named executive officer, unless the excess amounts satisfy the requirements for qualified performance- based compensation. The 2017 Incentive Plan permits the Compensation Committee to structure grants and Awards made under the 2017 Incentive Plan to “covered employees” as performance-based compensation that is exempt from the limitation of Section 162(m) of the Code. However, the Compensation Committee may award compensation that is or may become non-deductible, and expects to consider whether it believes such grants are in our interest, balancing tax efficiency with long- term strategic objectives.

Change in Control. The acceleration of the exercisability or the vesting of an award upon the occurrence of a change in control may result in an “excess parachute payment” within the meaning of Section 280G of the Code. A “parachute payment” occurs when an employee receives payments contingent upon a change in control that exceed an amount equal to three times his or her “base amount.” The term “base amount” generally means the average annual compensation paid to such employee during the five calendar years preceding calendar year in which the change in control occurs. An “excess parachute payment” is the excess of all parachute payments made to the employee on account of a change in control over the employee’s base amount. If any amount received by an employee is characterized as an excess parachute payment, the employee is subject to a 20% excise tax on the amount of the excess, and the company is denied a tax deduction with respect to such excess.

Code Section 409A. Section 409A of the Code generally provides that any deferred compensation arrangement must satisfy specific requirements, both in operation and in form, regarding (i) the timing of payment, (ii) the advance election of deferrals, and (iii) restrictions on the acceleration of payment. Failure to comply with Section 409A of the Code may result in the early taxation (plus interest) to the participant of deferred compensation and the imposition of a 20% penalty on the participant on such deferred amounts included in the participant’s taxable income. The Company intends to structure Awards under the 2017 Incentive Plan in a manner that is designed to be exempt from or comply with Section 409A of the Code.

2017 Incentive Plan Future Benefits

The allocation of some of the shares that would become available for issuance under the 2017 Incentive Plan is not currently determinable as such allocation depends on future decisions to be made by the Compensation Committee or the Board of Directors in their sole discretion, subject to applicable provisions of the 2017 Incentive Plan. No Awards have been granted that are contingent on the approval of the 2017 Incentive Plan. Therefore, it is not possible to determine the benefits that will be received in the future by participants in the 2017 Incentive Plan or the benefits that would have been received by such participants if the 2017 Incentive Plan had been in effect in the year ended December 31, 2016. Certain tables in this proxy statement set forth

53	CARRIZO OIL & GAS

PROPOSAL 5. APPROVAL OF THE 2017 INCENTIVE PLAN

information with respect to prior awards granted to our named executive officers under the Prior Incentive Plan currently in effect.

In 2017, the Company currently expects to award each non-employee director RSUs as described in more detail above under “Director Compensation.” Because future Awards are in the discretion of the Board and Compensation Committee, the number of shares subject to future Awards could increase or decrease and the type and terms of future Awards could change as well, all without the need for future shareholder approval.

The Board believes that the approval of the 2017 Incentive Plan is in the best interest of the Company and its shareholders. The Board therefore recommends a vote for the 2017 Incentive Plan, and it is intended that the proxies not marked to the contrary will be so voted. Because approval of the 2017 Incentive Plan will increase the number of shares available for issuance to all directors and executive officers of the Company, each of the directors and executive officers of the Company has an interest and may benefit from the approval of the 2017 Incentive Plan.

Board Recommendation and Vote Requirement

The Board of Directors recommends that shareholders vote “FOR” the approval of the 2017 Incentive Plan of Carrizo Oil & Gas, Inc.

2017 PROXY STATEMENT	54

PROPOSAL 6. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed, and recommends the approval of the appointment of, KPMG LLP as independent registered public accounting firm for the fiscal year ending December 31, 2017. KPMG LLP served as the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2016, 2015 and 2014. Representatives of KPMG LLP are expected to be present at the Annual Meeting and will be given the opportunity to make a statement, if they desire to do so, and to respond to appropriate questions.

Unless shareholders specify otherwise in the proxy, proxies solicited by the Board of Directors will be voted by the persons named in the proxy at the Annual Meeting to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2017. Although the appointment of an independent registered public accounting firm is not required to be submitted to a vote of shareholders, the Board of Directors recommended that the appointment be submitted to our shareholders for approval. If our shareholders do not approve the appointment of KPMG LLP, the Board of Directors may consider the appointment of another independent registered public accounting firm.

Board Recommendation

The Board of Directors recommends that shareholders vote “FOR” the ratification of the appointment of KPMG LLP as independent registered public accounting firm for the Company for 2017.

55	CARRIZO OIL & GAS

PROPOSAL 6. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Independent Registered Public Accounting Firm’s Fees

The following table sets forth the fees billed to us by KPMG LLP for professional services rendered in connection with the audit of the Company’s annual financial statements included in the Company’s Annual Reports on Form 10-K for the years ended December 31, 2016 and

2015, and the review of the Company’s quarterly financial statements included in the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2016 and 2015, June 30, 2016 and 2015 and September 30, 2016 and 2015.

Description	2016	2015
Audit Fees(1)	$966,649	$1,068,403
Audit-Related Fees	—	—
Tax Fees(2)	39,760	19,585
All Other Fees	1,927	1,786
Total	$1,008,336	$1,089,774

(1)	Includes $113,119 and $136,290 of fees associated with services rendered in connection with securities offerings and related SEC filings during 2016 and 2015, respectively.
(2)	The 2016 and 2015 tax fees consist of tax consulting services provided in connection with the preparation and review of the Company’s Section 382 ownership change analysis.

Audit Committee Preapproval Policy

The Audit Committee has adopted a policy that all audit, review or attest engagements and permissible non- audit services, including the fees and terms thereof, to be performed by the independent registered public accounting firm (subject to, and in compliance with, the de minimis exception for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act and the applicable rules and regulation of the SEC) will be subject to pre-approval of the Audit Committee. The Audit Committee has delegated authority to pre-approve permitted services to certain members of management subject to the limitations set forth in the pre-approval policy. Such approval must be reported to the Audit Committee at the next scheduled meeting. No non-audit services were performed by KPMG LLP pursuant to the de minimis exception in 2016 and 2015.

2017 PROXY STATEMENT	56

PROPOSAL 6. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Committee Report

The Audit Committee’s purpose is to assist the Board of Directors in its oversight of the Company’s internal controls, financial statements and the audit process. The Board of Directors, in its business judgment, has determined that each member of the Audit Committee is “independent,” as required by applicable standards of the NASDAQ Stock Market. The Audit Committee operates pursuant to a written charter adopted by our Board of Directors. A copy of the Audit Committee Charter is available on the Company’s website at www.carrizo.com under “About Us-Governance.”

Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for performing an independent audit of the consolidated financial statements and internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board.

In connection with fulfilling its responsibilities under the Audit Committee Charter, the Audit Committee met with management and KPMG LLP, our independent registered public accounting firm, and discussed and reviewed the Company’s audited financial statements as of and for the year ended December 31, 2016. The Audit Committee also discussed with KPMG LLP the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard 1301, Communications with Audit Committees. The Audit Committee reviewed and discussed with KPMG LLP the auditor’s independence from the Company and its management. As part of that review, KPMG LLP provided the Audit Committee the written disclosures and letter required by Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence.

Based on the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to below and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016.

Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s financial statements and internal control over financial reporting has been carried out in accordance with the standards of the Public Company Accounting Oversight Board, that the financial statements are presented in accordance with U.S. generally accepted accounting principles or that the independent registered public accounting firm is in fact “independent.”

The Audit Committee

F. Gardner Parker (Chair)
Thomas L. Carter, Jr.
Roger A. Ramsey

Pursuant to SEC Rules, the foregoing Audit Committee Report is not deemed “filed” with the SEC and is not incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

57	CARRIZO OIL & GAS

OTHER ITEMS

Security Ownership of Management and Certain Beneficial Owners

The table below sets forth information as of March 20, 2017, unless otherwise indicated, concerning the number of shares of our Common Stock beneficially owned by (a) the only persons known by the Company, based solely on statements filed by such persons pursuant to Section 13(d) or 13(g) of the Exchange Act, to own beneficially in excess of 5% of our Common Stock, and (b) each director, the Chief Executive Officer, the Chief

Financial Officer and the other named executive officers whose names appear in the “Summary Compensation Table,” and by all executive officers and directors as a group. Except as indicated, each individual has sole voting power and sole investment power over all shares listed opposite his name. As of March 20, 2017, the Company had 65,658,342 shares of Common Stock issued, outstanding, and eligible to vote.

	Amount and Nature of Beneficial Ownership
Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock	Percent of Common Stock (rounded)
Directors and Named Executive Officers:
S. P. Johnson IV(2)	641,404	1.0%
Brad Fisher(2)	175,858	*
David L. Pitts(2)	79,507	*
Gerald A. Morton(2)	89,193	*
Richard H. Smith(2)	69,103	*
Steven A. Webster(3)	2,649,410	4.0%
F. Gardner Parker(3)	68,012	*
Thomas L. Carter, Jr.(3)	47,125	*
Robert F. Fulton(3)	15,000	*
Roger A. Ramsey(3)	37,050	*
Frank A. Wojtek(3)	30,008	*
Directors and Executive Officers as a Group (12 persons)(2)(3)	3,913,515	6.0%
BlackRock, Inc.(4)	7,774,185	11.8%
Capital Research Global Investors(5)	5,676,973	8.6%
The Vanguard Group(6)	5,672,488	8.6%
Frontier Capital Management Co., LLC(7)	4,179,959	6.4%

*	Less than 1%.

(1)	Except as otherwise noted and pursuant to applicable community property laws, each shareholder has sole voting and investment power with respect to the shares beneficially owned. None of the shares beneficially owned by the named executive officers or directors are pledged as security, except for 47,016 shares that Mr. Smith has pledged to an investment firm as security for a portfolio loan account, 42,228 shares that Mr. Parker has pledged as collateral for a line of credit, and 31,450 shares in a pledged account that Mr. Ramsey has at an investment firm as security for a portfolio loan account. The business address of each named executive officer and director is c/o Carrizo Oil & Gas, Inc., 500 Dallas Street, Suite 2300, Houston, Texas 77002.
(2)	The table includes shares of Common Stock related to performance shares (at target) that vest within 60 days of March 20, 2017 as follows: Mr. Johnson — 15,020, Mr. Fisher — 8,140, Mr. Pitts — 3,777, Mr. Morton — 4,707, and Mr. Smith — 3,027.
(3)	This table includes shares of Common Stock related to RSUs that vest on the earlier to occur of (i) the date of the Annual Meeting and (ii) June 30, 2017 as follows: Mr. Webster — 6,400, Mr. Parker — 5,450, Mr. Carter — 3,950, Mr. Fulton — 3,500, Mr. Ramsey —4,600, and Mr. Wojtek — 2,800.
(4)	Based solely on a Schedule 13G/A filed with the SEC on January 12, 2017, BlackRock, Inc. reported sole voting power over 7,634,774 shares and sole dispositive power over 7,774,185 shares. The address of the principal business office of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055.
(5)	Based solely on a Schedule 13G filed with the SEC on February 13, 2017, Capital Research Global Investors reported sole voting power over 5,676,973 shares and sole dispositive power over 5,676,973 shares. The address of the principal business office of Capital Research Global Investors is 333 South Hope Street, Los Angeles, California 90071.
(6)	Based solely on a Schedule 13G/A filed with the SEC on February 10, 2017, The Vanguard Group reported sole voting power over 122,628 shares, shared voting power over 6,129 shares, sole dispositive power over 5,547,208 shares and shared dispositive power over 125,280 shares. The address of the principal business office of The Vanguard Group is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.
(7)	Based solely on a Schedule 13G/A filed with the SEC on February 10, 2017, Frontier Capital Management Co., LLC reported sole voting power over 2,319,801 shares and sole dispositive power over 4,179,959 shares. The address of the principal business office of Frontier Capital Management Co., LLC is 99 Summer Street, Boston, Massachusetts 02110.

2017 PROXY STATEMENT	58

OTHER ITEMS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that the Company’s named executive officers and directors, and persons who beneficially own more than 10% of a registered class of the Company’s equity securities, file reports of ownership and changes of ownership with the SEC. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all such forms they file.

Based solely on its review of the copies of such forms received by the Company, and on written representations by the Company’s officers and directors regarding their compliance with the filing requirements, the Company believes that during the fiscal year ended December 31, 2016, all reports required by Section 16(a) to be filed by its directors, named executive officers and greater than 10% beneficial owners of our Common Stock were filed on a timely basis, except Mr. Ramsey filed two Forms 4 late and Messrs. Fisher and Johnson each filed one Form 4 late.

59	CARRIZO OIL & GAS

OTHER ITEMS

Related Party Transactions

The Audit Committee Charter provides that the Audit Committee will review all related party transactions required to be disclosed pursuant to Item 404 of Regulation S-K for potential conflicts of interest. Transactions involving potential conflicts of interest may also be reviewed by special committee of the Company’s independent directors. In addition, our Code of Ethics and

Business Conduct requires that directors and officers and other employees disclose possible conflicts of interest to their supervisor or other senior management personnel, if appropriate, so that necessary steps may be taken to eliminate the conflict or initiate other preventative or appropriate action.

Avista Marcellus Shale Joint Venture

Effective August 2008, our wholly-owned subsidiary, Carrizo (Marcellus) LLC, entered into a joint venture with ACP II Marcellus LLC (“ACP II”), an affiliate of Avista Capital Partners, LP, a private equity fund (Avista Capital Partners, LP, together with its affiliates, “Avista”). The Avista Marcellus joint venture continues and covers acreage primarily in West Virginia and New York. Pursuant to the terms of an amended participation agreement, the areas of mutual interest with Avista have been reduced to specified halos around existing Avista Marcellus joint venture properties.

We serve as operator of the properties covered by the Avista Marcellus joint venture. We conducted no material activity under the Avista Marcellus joint venture during 2016 and do not currently expect to conduct any material activity in 2017.

Avista Utica Joint Venture

Effective September 2011, our wholly-owned subsidiary, Carrizo (Utica) LLC, entered into a joint venture in the Utica Shale with ACP II, which is also our joint venture partner in the Avista Marcellus Shale joint venture described above, and ACP III Utica LLC (“ACP III”), affiliates of Avista. During the term of the Avista Utica joint venture, the joint venture partners acquired and sold acreage and we exercised options under the Avista Utica joint venture agreements to acquire acreage from Avista. The Avista Utica joint venture agreements were terminated on October 31, 2013 in connection with our purchase of certain ACP III assets. After giving effect to this transaction, we and Avista remain working interest partners and we now operate the jointly owned properties which are now subject to standard joint operating agreements. The joint operating agreements with Avista provide for limited areas of mutual interest around our remaining jointly owned acreage.

Related party receivables on the Company’s consolidated balance sheets to the financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2016 included $0.9 million, representing the net amounts ACP II and ACP III owes the Company related to activity within the Avista Marcellus and Avista Utica joint ventures.

Our Relationship with Avista

Steven A. Webster, Chairman of our Board of Directors, serves as Co-Managing Partner and President of Avista Capital Holdings, LP, which entity has the ability to control Avista and its affiliates. As previously disclosed, we have been a party to prior arrangements with affiliates of Avista Capital Holdings LP. The terms of the joint ventures with Avista in the Utica Shale and the Marcellus Shale were approved by a special committee of the Company’s independent directors. In determining whether to approve or disapprove a transaction, such special committee has generally in transactions since the beginning of the 2012 fiscal year, determined whether the transaction is desirable and in the best interest of the Company. The special committee has also applied standards under relevant debt agreements, if required.

2017 PROXY STATEMENT	60

OTHER ITEMS

Certain Other Matters Regarding Mr. Webster

We paid Mr. Webster nothing in 2016 and 2015 and $706 in 2014, in overriding royalties relating to leases we had acquired from him in 2006 under a lease purchase option agreement that expired in 2006. The terms and conditions of the lease purchase option agreement with

Mr. Webster were consistent with similar lease purchase option agreements that we entered into with unrelated third parties around the same time as we entered into the agreement with Mr. Webster.

Certain Matters Regarding Mr. Carter

Thomas L. Carter, Jr., a member of our board of directors, and his immediate family members collectively own interests directly and indirectly through entities (the “Black Stone Entities”), which are working interest or royalty owners in certain of the Company’s wells in the Eagle Ford. Mr. Carter also serves as an executive officer, general partner or controlling shareholder of the Black Stone Entities and, in some cases, he and his family hold substantial interests in these entities. As a working interest or royalty owner in certain of the Company’s wells in the Eagle Ford, we paid the Black Stone Entities approximately $2.5 million and $0.8 million in 2016 and 2015, respectively, in net working interest revenues and royalties attributable to wells owned by the Company. The terms and conditions of the lease agreements with the Black Stone Entities in which royalty payments are, or may become, due to the Black Stone Entities are generally consistent with the lease agreements that we have entered into with third parties.

61	CARRIZO OIL & GAS

OTHER ITEMS

Shareholder Proposals for the Next Annual Meeting

Rule 14a-8 under the Exchange Act addresses when a company must include a shareholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the company holds an annual or special meeting of shareholders. Under Rule 14a-8, proposals that shareholders intend to have included in the Company’s proxy statement and form of proxy for the 2018 Annual Meeting of Shareholders must be received by the Company no later than December 21, 2017. However, if the date of the 2018 Annual Meeting of Shareholders changes by more than 30 days from the date of the 2017 Annual Meeting of Shareholders, the deadline is a reasonable time before the Company begins to print and mail its proxy materials, which deadline will be set forth in a Quarterly Report on Form 10-Q or will otherwise be communicated to shareholders. Shareholder proposals must also be otherwise eligible for inclusion.

If a shareholder desires to bring a matter before an annual or special meeting of shareholders and the proposal is submitted outside the process of Rule 14a-8, the shareholder must follow the procedures set forth in the Company’s bylaws. The Company’s bylaws provide generally that shareholders who wish to nominate directors or to bring business before a shareholders’ meeting must notify the Company and provide certain pertinent information at least 80 days before the meeting date (or within ten days after public announcement pursuant to the Company’s bylaws of the meeting date, if the meeting date has not been publicly announced more than 90 days in advance). If the date of the 2018 Annual Meeting of Shareholders is the same as the date of the 2017 Annual Meeting of Shareholders, shareholders who wish to nominate directors or to bring business before the 2016 Annual Meeting of Shareholders must notify the Company no later than February 25, 2018.

A copy of the Company’s bylaws setting forth the requirements for the nomination of director candidates by shareholders and the requirements for proposals by shareholders may be obtained by submitting a request to the Company’s Corporate Secretary at the Company’s principal executive offices, 500 Dallas, Suite 2300, Houston, Texas 77002. A nomination or proposal that does not comply with the above procedures will be disregarded. Compliance with the above procedures does not require the Company to include the proposed nominee or proposal in the Company’s proxy materials.

Proxy Solicitation and Expenses

The accompanying proxy is being solicited on behalf of the Board of Directors. The expenses of preparing, printing and mailing the proxy materials will be borne by us. Proxies may be solicited by personal interview, mail, telephone, facsimile, internet or other means of electronic distribution by our directors, officers and employees, who will not receive additional compensation for those services. We have also retained Morrow Sodali LLC, 470 West Ave., Stamford, Connecticut

06902, to aid in the solicitation of proxies. We expect to pay Morrow Sodali LLC approximately $9,500, plus expenses. Arrangements also may be made with brokers, banks, fiduciaries, custodians, or other nominees for the forwarding of proxy materials to the beneficial owners of shares held by those persons, and we will reimburse them for reasonable expenses incurred by them in connection with the forwarding of proxy materials.

Delivery of One Proxy Statement and Annual Report to a Single Household to Reduce Duplicate Mailings

The SEC permits a single set of the annual report and proxy statement to be sent to any household at which two or more shareholders reside if they appear to be members of the same family. This procedure, referred to as householding, reduces the volume of duplicate information shareholders receive and reduces mailing and printing expenses. A number of brokers and other nominees have instituted householding.

As a result, if you hold your shares through a broker or other nominee and you reside at an address at which two or more shareholders reside, you will likely be receiving only one set of the annual report and proxy statement unless any shareholder at that address has given the broker or other nominee contrary instructions. However, if any such beneficial shareholder residing at such an address wishes to receive a separate set of the annual report and proxy statement in the future, that shareholder should contact their broker or other nominee. Shareholders of record should send a request to the Company’s Corporate Secretary at the Company’s principal executive offices, 500 Dallas, Suite 2300, Houston, Texas 77002, telephone number (713) 328-1000.

2017 PROXY STATEMENT	62

OTHER ITEMS

Forward Looking Statements

This proxy statement contains statements, including in “Compensation Discussion and Analysis” concerning our intentions, expectations, projections, assessments of risks, beliefs, plans or predictions and underlying assumptions and other statements that are not historical facts that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking rely on assumptions and involve risks and uncertainties, many of which are beyond our control, including, but not limited to, those relating to a worldwide economic downturn, availability of financing, our dependence on our exploratory drilling activities, the volatility of and changes in oil and gas prices, the need to replace reserves depleted by production, operating risks of oil and gas operations, our dependence on our key personnel, and other factors detailed herein and under Part I, “Item 1A. Risk Factors” and in other sections of our most recent annual report on Form 10-K and in other filings with the SEC.

Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated. All subsequent written and oral forward- looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by reference to these risks and uncertainties. You should not place undue reliance on our forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and, except as required by law, we undertake no duty to update or revise any forward-looking statement.

63	CARRIZO OIL & GAS

APPENDIX A

2017 INCENTIVE PLAN OF
CARRIZO OIL & GAS, INC.

1.   Plan. This 2017 Incentive Plan of Carrizo Oil & Gas, Inc. (the “Plan”) was adopted by Carrizo Oil & Gas, Inc. to reward certain corporate officers and key employees of Carrizo Oil & Gas, Inc. and certain independent contractors and directors by enabling them to acquire shares of common stock of Carrizo Oil & Gas, Inc.

2.   Objectives. This Plan is designed to attract and retain key employees of the Company and its Subsidiaries (as hereinafter defined), to attract and retain qualified directors of the Company, to attract and retain independent contractors, to encourage the sense of proprietorship of such employees, directors and independent contractors and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries. These objectives are to be accomplished by making Awards (as hereinafter defined) under this Plan and thereby providing Participants (as hereinafter defined) with a proprietary interest in the growth and performance of the Company and its Subsidiaries.

3.   Definitions. As used herein, the terms set forth below shall have the following respective meanings:

“Authorized Officer” means the Chairman of the Board or the Chief Executive Officer of the Company (or any other senior officer of the Company to whom either of them shall delegate the authority to execute any Award Agreement).

“Award” means an Employee Award, a Director Award or an Independent Contractor Award.

“Award Agreement” means the document (in written or electronic form) setting forth the terms, conditions and limitations applicable to an Award. Such agreement shall be written except that the Committee may, in its discretion, require or allow that the Participant electronically execute or accept such Award Agreement.

“Board” means the Board of Directors of the Company.

“Cash Award” means an Award denominated in cash.

“Change in Control” is defined in Attachment A.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” means (i) the Compensation Committee of the Board or (ii) such other committee of the Board as is designated by the Board to administer this Plan or (iii) to the extent contemplated hereby, the Board.

“Common Stock” means the common stock, par value $.01 per share, of the Company.

“Company” means Carrizo Oil & Gas, Inc., a Texas corporation.

“Director” means an individual serving as a member of the Board.

“Director Award” means the grant of any Nonqualified Stock Option, SAR, Stock Award, Cash Award or Performance Award whether granted singly, in combination or in tandem, to a Participant in his or her capacity as a Nonemployee Director pursuant to such applicable terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of this Plan.

“Dividend Equivalents” means, with respect to the shares of Common Stock subject to a Stock Award, an amount equal to all dividends and other distributions (or the economic equivalent thereof) that are payable to shareholders of record during the Restriction Period on a like number of shares of Common Stock.

“Effective Date” means May 16, 2017.

“Employee” means an employee of the Company or any of its Subsidiaries.

“Employee Award” means the grant of any Option, SAR, Stock Award, Cash Award or Performance Award whether granted singly, in combination or in tandem, to a Participant who is an Employee pursuant to such applicable terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of this Plan.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

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Appendix A

“Fair Market Value” of a share of Common Stock means, as of a particular date, (i)(A) if the shares of Common Stock are listed or on a national securities exchange (including the NASDAQ Global Select Market), the closing price per share of the Common Stock on the consolidated transaction reporting system for the principal national securities exchange on which shares of Common Stock are listed on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, or, at the discretion of the Committee, the price prevailing on the exchange at the time of exercise or other relevant event (as determined under procedures established by the Committee) including the average of the closing bid and asked price on that date, (B) if the shares of Common Stock are not so listed but are listed or quoted on another securities exchange or market, the closing price per share of Common Stock reported on the principal securities exchange or market on which the shares of Common Stock are traded (as determined by the Committee), or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported or, at the discretion of the Committee, the price prevailing on such principal securities exchange or market at the time of exercise or other relevant event, including the average of the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, (C) if the shares of Common Stock are not publicly traded, the most recent value determined by an independent appraiser appointed by the Company for such purpose, or (D) if none of (A)-(C) are applicable, the fair market value of a share of Common Stock as determined in good faith by the Committee; or (ii) if applicable, the price per share as determined in accordance with the procedures of a third party administrator retained by the Company to administer this Plan and as approved by the Committee.

“Incentive Option” means an Option that is intended to comply with the requirements set forth in Section 422 of the Code.

“Independent Contractor” means a person providing services to the Company or any of its Subsidiaries, who is not an Employee. An Independent Contractor can include an individual who is serving as a Nonemployee Director.

“Independent Contractor Award” means the grant of any Nonqualified Stock Option, SAR, Stock Award, Cash Award or Performance Award whether granted singly, in combination or in tandem, to a Participant who is an Independent Contractor pursuant to such applicable terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of this Plan.

“Nonemployee Director” means a Director who is not an Employee. A Nonemployee Director may, in the discretion of the Committee, receive an Award both in the capacity as a Nonemployee Director and Independent Contractor.

“Nonqualified Stock Option” means an Option that is not an Incentive Option.

“Option” means a right to purchase a specified number of shares of Common Stock at a specified price, which is either an Incentive Option or a Nonqualified Stock Option.

“Participant” means an Employee, Nonemployee Director or Independent Contractor to whom an Award has been made under this Plan.

“Performance Award” means an award made pursuant to this Plan to a Participant which is subject to the attainment of one or more Performance Goals.

“Performance Goal” means a standard established by the Committee, to determine in whole or in part whether a Performance Award shall be earned.

“Prior Plan” means the Incentive Plan of Carrizo Oil & Gas, Inc., as amended and restated effective as of May 15, 2014 and as thereafter amended.

“Restricted Stock” means any Common Stock that is restricted or subject to forfeiture provisions.

“Restriction Period” means a period of time beginning as of the date upon which a Stock Award is made pursuant to this Plan and ending as of the date upon which the Common Stock subject to such Award is deliverable or no longer restricted or subject to forfeiture provisions.

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, or any successor rule.

“SAR” means a right to receive a payment, in cash or Common Stock, equal to the excess of the Fair Market Value or other specified valuation of a specified number of shares of Common Stock on the date the right is exercised over a specified strike price, in each case, as determined by the Committee.

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“Stock Award” means an award in the form of shares of Common Stock or units denominated in shares of Common Stock, including Restricted Stock. For the avoidance of doubt, a Stock Award does not include an Option or SAR.

“Subsidiary” means (i) in the case of a corporation, any corporation of which the Company directly or indirectly owns shares representing more than 50% of the combined voting power of the shares of all classes or series of capital stock of such corporation which have the right to vote generally on matters submitted to a vote of the stockholders of such corporation and (ii) in the case of a partnership or other business entity not organized as a corporation, any such business entity of which the Company directly or indirectly owns more than 50% of the voting, capital or profits interests (whether in the form of partnership interests, membership interests or otherwise).

4.   Eligibility.

(a)  Employees. All employees are eligible for Employee Awards under this Plan.

(b)  Directors. All Nonemployee Directors are eligible for Director Awards under this Plan.

(c)  Independent Contractors. All Independent Contractors are eligible for Independent Contractor Awards under this Plan.

5.   Common Stock Available for Awards. Subject to the provisions of Section 15 hereof, there shall be available for Awards under this Plan granted wholly or partly in Common Stock (including rights or Options that may be exercised for or settled in Common Stock) an aggregate of 2,675,000 shares of Common Stock, plus the shares remaining available for awards under the Prior Plan as of the Effective Date (the “Maximum Share Limit”), all of which shall be available for Incentive Options. Each Stock Award (including Stock Awards granted as Restricted Stock or Performance Awards) granted under this Plan shall be counted against the Maximum Share Limit as 1.35 shares of Common Stock. Each Option and SAR as to which it is possible to be settled in Common Stock shall be counted against the Maximum Share Limit as one share of Common Stock. The number of shares of Common Stock that are the subject of Awards under this Plan or the Prior Plan, that are forfeited or terminated, expire unexercised, are settled in cash in lieu of Common Stock or are exchanged for Awards that do not involve Common Stock, shall again immediately become available for additional Awards hereunder, and the Maximum Share Limit shall be increased by the same amount as such shares of Common Stock were counted against the Maximum Share Limit (under this Plan or the Prior Plan, as applicable). Notwithstanding the foregoing, the following shares of Common Stock may not again be made available for issuance as Awards under this Plan: (i) shares of Common Stock not issued or delivered as a result of the net settlement of an outstanding stock- settled SAR or Option, (ii) shares of Common Stock used to pay the exercise price or withholding taxes related to an outstanding Award, or (iii) shares of Common Stock repurchased on the open market with the proceeds of the option exercise price. For the avoidance of doubt, cash-settled SARs shall not count against the Maximum Share Limit. The Board and the appropriate officers of the Company shall from time to time take whatever actions are necessary to file any required documents with governmental authorities, stock exchanges and transaction reporting systems to ensure that shares of Common Stock are available for issuance pursuant to Awards.

6.   Administration.

(a)  This Plan shall be administered by the Committee. To the extent required in order for Employee Awards to be exempt from Section 16 of the Exchange Act by virtue of the provisions of Rule 16b-3, (i) the Committee shall consist of at least two members of the Board who meet the requirements of the definition of “non-employee director” set forth in Rule 16b-3 (b)(3)(i) promulgated under the Exchange Act or (ii) Awards may be granted by, and this Plan may be administered by, the Board.

(b)  Subject to the provisions hereof, the Committee shall have full and exclusive power and authority to administer this Plan and to take all actions that are specifically contemplated hereby or are necessary or appropriate in connection with the administration hereof. The Committee shall also have full and exclusive power to interpret this Plan and to adopt such rules, regulations and guidelines for carrying out this Plan as it may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of this Plan. The Committee may, in its discretion, provide for the extension of the exercisability of an Award, accelerate the vesting or exercisability of an Award, eliminate or make less restrictive any restrictions contained in an Award, waive any restriction or other provision of this Plan or an Award or otherwise amend or modify an Award in any manner that is either (i) not adverse to the Participant to whom such Award was granted or (ii) consented to by such Participant. Notwithstanding the foregoing, except in connection with a transaction involving the Company or its capitalization (as provided in Section 15), the terms of outstanding Awards may not be amended without approval of the shareholders of the Company to (i) reduce the exercise price of outstanding Options or SARs or (ii) cancel, exchange, substitute,

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Appendix A

buyout or surrender outstanding Options or SARs in exchange for cash or other Awards when the exercise price of the original Options or SARs exceeds the Fair Market Value of one share of Common Stock, (iii) take any other action with respect to an Option or SAR that would be treated as a repricing under the rules and regulations of the principal national securities exchange on which the shares of Common Stock are listed or (iv) permit the grant of any Options or SARs that contains a so-called “reload” feature under which additional Options, SARs or other Awards are granted automatically to the Participant upon exercise of the original Option or SAR. The Committee may make an Award to an individual who it expects to become an Employee, Nonemployee Director or Independent Contractor of the Company or any of its Subsidiaries within the next six months, with such award being subject to the individual actually becoming an Employee, Nonemployee Director or Independent Contractor, as applicable, within such time period, and subject to such other terms and conditions as may be established by the Committee. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to further the purposes of this Plan. Any decision of the Committee in the interpretation and administration of this Plan shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned.

(c)  No member of the Committee or officer of the Company to whom the Committee has delegated authority in accordance with the provisions of Section 7 of this Plan shall be liable for anything done or omitted to be done by him or her, by any member of the Committee or by any officer of the Company in connection with the performance of any duties under this Plan, except for his or her own willful misconduct or as expressly provided by statute.

7.   Delegation of Authority. The Committee may delegate to the Chief Executive Officer, to other senior officers of the Company or to other committees of the Board its duties under this Plan pursuant to such conditions or limitations as the Committee may establish, except that the Committee may not delegate to any person the authority to grant Awards to, or take other action with respect to, Participants who are subject to Section 16 of the Exchange Act.

8.   Employee and Independent Contractor Awards.

(a)  The Committee shall determine the type or types of Employee Awards to be made under this Plan and shall designate from time to time the Employees who are to be the recipients of such Awards. Independent Contractor Awards shall be subject to the same terms and restrictions as are set forth herein with respect to Employee Awards (including, without limitation, restrictions on term, exercise price and per person limitations), and subject to such restrictions, the Committee shall have the sole responsibility and authority to determine the type or types of Independent Contractor Awards to be made under this Plan and may make any such Awards as could be made to an Employee, other than Incentive Options. The term of Options and SARs shall not exceed ten years from the date of grant; provided, however, if the term of a Nonqualified Stock Option or SAR expires when trading in the Common Stock is prohibited by applicable law or at a time in which there is a blackout period or restriction period under the Company’s insider trading policy or practices (as then in effect), then the term of such Nonqualified Stock Option or SAR shall expire on the 30th day after the expiration of such prohibition. Each Employee Award may be embodied in an Award Agreement, which shall contain such terms, conditions and limitations as shall be determined by the Committee in its sole discretion and shall be signed by the Participant to whom the Employee Award is made and by an Authorized Officer for and on behalf of the Company. Employee Awards may consist of those listed in this Section 8(a) and may be granted singly, in combination or in tandem. Employee Awards may also be made in combination or in tandem with, in replacement of, or as alternatives to, grants or rights under this Plan or any other employee plan of the Company or any of its Subsidiaries, including the plan of any acquired entity. All or part of an Employee Award may be subject to conditions established by the Committee, which may include, but are not limited to, continuous service with the Company and its Subsidiaries, achievement of specific business objectives, increases in specified indices, attainment of specified growth rates and other comparable measurements of performance. Upon the termination of employment by a Participant who is an Employee, any unexercised, deferred, unvested or unpaid Employee Awards shall be treated as set forth in the applicable Award Agreement.

(i)          Stock Option. An Employee Award may be in the form of an Option. An Option awarded pursuant to this Plan may consist of an Incentive Option or a Nonqualified Option. The price at which shares of Common Stock may be purchased upon the exercise of an Option shall be not less than the Fair Market Value of the Common Stock on the date of grant. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Options awarded pursuant to this Plan, including the term of any Options and the date or dates upon which they become exercisable, shall be determined by the Committee.

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(ii)          Stock Appreciation Right. An Employee Award may be in the form of a SAR. The strike price for a SAR shall be not less than the Fair Market Value of the Common Stock on the date on which the SAR is granted. The terms, conditions and limitations applicable to any SARs awarded pursuant to this Plan, including the term of any SARs, whether the SAR will be settled in cash or stock and the date or dates upon which they become exercisable, shall be determined by the Committee.

(iii)         Stock Award. An Employee Award may be in the form of a Stock Award. The terms, conditions and limitations applicable to any Stock Awards granted pursuant to this Plan shall be determined by the Committee.

(iv)         Cash Award. An Employee Award may be in the form of a Cash Award. The terms, conditions and limitations applicable to any Cash Awards granted pursuant to this Plan shall be determined by the Committee.

(v)          Performance Award. Without limiting the type or number of Employee Awards that may be made under the other provisions of this Plan, an Employee Award may be in the form of a Performance Award. A Performance Award shall be paid, vested or otherwise deliverable solely on account of the attainment of one or more pre- established, objective Performance Goals, either individually or in any combination, established by the Committee prior to the earlier to occur of (x) 90 days after the commencement of the performance period to which the Performance Goal relates and (y) the lapse of 25% of the performance period to which the Performance Goal relates (as scheduled in good faith at the time the goal is established), and in any event while the outcome is substantially uncertain. A Performance Goal is objective if a third party having knowledge of the relevant facts could determine whether the goal is met. Such a Performance Goal may be based on one or more business criteria applicable to the Participant, the Company as a whole, or one or more of the Company’s business units, subsidiaries, business segments, divisions, or geographic regions measured either annually or over a period of years, on an absolute basis or relative to a pre-established target, to results over a previous period or to a designated peer group, in each case as specified by the Committee in the Performance Award. The particular performance-based objectives that may be imposed in connection with a Performance Award that qualifies as performance-based compensation under Code Section 162(m) are as follows and need not be the same for each Participant:

●      revenue and income measures (which include revenues, revenues including the net cash impact of derivative settlements (“Adjusted Revenues”), gross margin, operating income, earnings before or after the effect of certain items such as interest, income taxes, depreciation, depletion and amortization, and non-cash or non-recurring items of income or expense (“Adjusted EBITDA”), net income before the effect of certain non-cash or non-recurring items of income or expense (“Adjusted Net Income”), net income and related per share amounts);

●      expense measures (which include operating expense, general and administrative expense and depreciation, depletion and amortization expense);

●      operating measures (which include production volumes, margin, drilling, completion, leasehold or seismic capital expenditures, results of drilling and completion activities and the number of wells drilled, brought on production or producing);

●      reserve measures (which include developed, undeveloped and total reserves, reserve replacement ratios, extensions and discoveries, revisions of previous estimates, PV-10 values, finding and development costs and other reserve measures);

●      cash flow measures (which include net cash flow flows from operating activities, discretionary cash flows from operating activities and working capital);

●      liquidity measures (which include Adjusted EBITDA, net debt to Adjusted EBITDA, working capital and the credit facility borrowing base);

●      leverage measures (which include debt-to-equity ratio, debt-to-total capitalization ratio, and net debt);

●      market measures (which include stock price, total shareholder return and market capitalization measures);

●      return measures (which include return on equity, return on assets and return on invested capital);

●      corporate value measures (which include compliance, safety, environmental and personnel matters); and

●      measures relating to acquisitions or dispositions.

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Appendix A

Unless otherwise stated, such a Performance Goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). In interpreting Plan provisions applicable to Performance Goals and Performance Awards, it is the intent of this Plan to conform with the standards of Section 162(m) of the Code and Treasury Regulation § 1.162-27(e)(2)(i), and the Committee in establishing such goals and interpreting this Plan shall be guided by such provisions. Prior to the payment of any compensation based on the achievement of Performance Goals, the Committee must certify in writing that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied. At the time it establishes the Performance Goals, the Committee may provide in any such Performance Award that any evaluation of performance may include or exclude any of the following events that occurs during a performance period: (a) asset impairments, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) unusual, infrequently occurring, nonrecurring or one-time events affecting the Company or its financial statements as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders, Form 10-K or Form 10-Q for the applicable period, (f) acquisitions or divestitures, (g) foreign exchange gains and losses; (h) derivative settlements or (i) such other objective adjustments as may be provided for connection with the establishment of the performance goal. The amount of cash or shares payable or vested pursuant to Awards that are intended to be Performance Awards that are intended to satisfy the requirements of “qualified performance-based compensation” under Section 162(m) of the Code (“Qualified Performance Awards”) may not be adjusted upward; provided, however, that the Committee may retain the discretion to adjust the amount of cash or shares payable or vested pursuant to such Qualified Performance Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Performance Awards made pursuant to this Plan shall be determined by the Committee.

(b)  Notwithstanding anything to the contrary contained in this Plan, the following limitations shall apply to any Employee Awards made hereunder:

(i)      no Participant may be granted, during any calendar year, Employee Awards consisting of Options or SARs that are exercisable for or relate to more than 375,000 shares of Common Stock;

(ii)     no Participant may be granted, during any calendar year, Stock Awards covering or relating to more than 375,000 shares of Common Stock (the limitation set forth in this clause (ii), together with the limitation set forth in clause (i) above, being hereinafter collectively referred to as the “Stock Based Awards Limitations”); and

(iii)    no Participant may be granted Cash Awards (including Cash Awards that are granted as Performance Awards) in respect of any calendar year having a value determined on the date of grant in excess of $5,000,000.

In general, each Award is only subject to a single limitation set forth above in clauses (i), (ii), or (iii). However, a Participant may be granted Awards in combination such that portions of the Award are subject to differing limitations set out in the clauses of this Section 8(b), in which event each portion of the combination Award is subject only to a single appropriate limitation in clauses (i), (ii) or (iii). For example, if a Participant is granted an Award that is in part a Stock Award and in part a Cash Award, then the Stock Award shall be subject only to the limitation in clause (ii) and the Cash Award shall be subject only to the limitation in clause (iii).

9.   Director Awards.

(a)  The Board or the Committee may, in its discretion, grant Director Awards from time to time in accordance with this Section 9. Director Awards may consist of the forms of Award described in Section 8, other than Incentive Options, and shall be granted subject to such terms and conditions as specified in Section 8. Any Director Award shall be embodied in an Award Agreement, which shall contain the terms, conditions and limitations of the Award, including without limitation those set forth in Section 8, and shall be signed by the Participant to whom the Director Award is granted and by an Authorized Officer for and on behalf of the Company.

(b)  No Nonemployee Director may be granted during any calendar year Director Awards having a fair value determined on the date of grant when added to all cash compensation paid to the Nonemployee Director during the same calendar year in excess of $1,000,000.

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10.  Payment of Awards.

(a) General. Payment of Awards may be made in the form of cash or Common Stock, or a combination thereof, and may include such restrictions as the Committee shall determine, including, in the case of Common Stock, restrictions on transfer and forfeiture provisions. If payment of an Award is made in the form of Restricted Stock, the right to receive such shares shall be evidenced by book entry registration or in such other manner as the Committee may determine. Any statement of ownership evidencing such Restricted Stock shall contain appropriate legends and restrictions that describe the terms and conditions of the restrictions applicable thereto.

(b) Dividends and Interest. In the discretion of the Committee, rights to dividends or Dividend Equivalents may be extended to and made part of any Stock Award, but such dividends or Dividend Equivalents shall be accrued and held by the Company and paid, without interest, within 10 days following the lapse of the restrictions on the Stock Award. For the avoidance of doubt, dividends and dividend equivalents will not, in any event, be payable until the restrictions on the underlying Stock Award have lapsed. In the event the Stock Award is forfeited, dividends and Dividend Equivalents paid with respect to such shares during the Restriction Period shall also be forfeited. No Dividend Equivalents may be paid in respect of an Award of Options or SARs.

(c) Substitution of Awards. Subject to the provisions of Section 6(b), at the discretion of the Committee, a Participant may be offered an election to substitute an Award for another Award or Awards of the same or different type. No Option or SAR may be substituted for another Award without the approval of the shareholders of the Company (except in connection with a change in the Company’s capitalization or as otherwise provided in Section 15 hereof).

11.  Stock Option Exercise. The price at which shares of Common Stock may be purchased under an Option shall be paid in full at the time of exercise in cash or, if elected by the optionee, the optionee may purchase such shares by means of tendering Common Stock valued at Fair Market Value on the date of exercise, or any combination thereof. The Committee shall determine acceptable methods for Participants to tender Common Stock. The Committee may provide for procedures to permit the exercise or purchase of such Awards by use of the proceeds to be received from the sale of Common Stock issuable pursuant to an Award.

12.  Taxes. The Company shall have the right to deduct applicable taxes from any Award payment and withhold, at the time of delivery or vesting of cash or shares of Common Stock under this Plan, an appropriate amount of cash or number of shares of Common Stock or a combination thereof for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. The Committee may also permit withholding to be satisfied by (i) the transfer to the Company of shares of Common Stock theretofore owned by the holder of the Award or (ii) withholding from the shares otherwise deliverable under the Award, in either case with respect to which withholding is required, up to the maximum tax rate applicable to the Participant, as determined by the Committee. If shares of Common Stock are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made. To the extent allowed by law, the Committee may provide for loans, on either a short term or demand basis, from the Company to a Participant who is an Employee to permit the payment of taxes required by law.

13.  Amendment, Modification, Suspension or Termination. The Board may amend, modify, suspend or terminate this Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law, except that (i) no amendment or alteration that would adversely affect the rights of any Participant under any Award previously granted to such Participant shall be made without the consent of such Participant and (ii) no amendment or alteration shall be effective prior to its approval by the shareholders of the Company to the extent such approval is then required pursuant to Rule 16b-3 in order to preserve the applicability of any exemption provided by such rule to any Award then outstanding (unless the holder of such Award consents) or to the extent shareholder approval is otherwise required by applicable legal requirements.

14.  Assignability. Unless otherwise determined by the Committee and provided in the Award Agreement, no Award or any other benefit under this Plan constituting a derivative security within the meaning of Rule 16a-1(c) under the Exchange Act shall be assignable or otherwise transferable except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. The Committee may prescribe and include in applicable Award Agreements other restrictions on transfer. Any attempted assignment of an Award or any other benefit under this Plan in violation of this Section 14 shall be null and void.

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Appendix A

15.  Adjustments.

(a)  The existence of outstanding Awards shall not affect in any manner the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the Common Stock) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

(b)  In the event of any subdivision or consolidation of outstanding shares of Common Stock, declaration of a dividend payable in shares of Common Stock or other stock split, then (i) the number of shares of Common Stock reserved under this Plan, (ii) the number of shares of Common Stock covered by outstanding Awards in the form of Common Stock or units denominated in Common Stock, (iii) the exercise or other price in respect of such Awards, (iv) the appropriate Fair Market Value and other price determinations for such Awards, and (v) the Stock Based Awards Limitations shall each be proportionately adjusted by the Board to reflect such transaction. In the event of any other recapitalization or capital reorganization of the Company, any consolidation or merger of the Company with another corporation or entity, the adoption by the Company of any plan of exchange affecting the Common Stock or any distribution to holders of Common Stock of securities or property (other than normal cash dividends or dividends payable in Common Stock), the Board shall make appropriate adjustments to (i) the number of shares of Common Stock covered by Awards in the form of Common Stock or units denominated in Common Stock, (ii) the exercise or other price in respect of such Awards, (iii) the appropriate Fair Market Value and other price determinations for such Awards, and (iv) the Stock Based Awards Limitations to give effect to such transaction shall each be proportionately adjusted by the Board to reflect such transaction; provided that such adjustments shall only be such as are necessary to maintain the proportionate interest of the holders of the Awards and preserve, without exceeding, the value of such Awards. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board shall be authorized to issue or assume Awards by means of substitution of new Awards, as appropriate, for previously issued Awards or to assume previously issued Awards as part of such adjustment.

(c)  In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board may make such adjustments to outstanding Awards or other provisions for the disposition of outstanding Awards as it deems equitable, and shall be authorized, in its discretion, (i) to provide for the substitution of a new Award or other arrangement (which, if applicable, may be exercisable for such property or stock as the Board determines) for an outstanding Award or the assumption of an outstanding Award, regardless of whether in a transaction to which Section 424(a) of the Code applies, (ii) to provide, prior to the transaction, for the acceleration of the vesting and exercisability of, or lapse of restrictions with respect to, the outstanding Award and, if the transaction is a cash merger, to provide for the termination of any portion of the Award that remains unexercised at the time of such transaction or (iii) to provide for the acceleration of the vesting and exercisability of an outstanding Award and the cancellation thereof in exchange for such payment of such cash or property as shall be determined by the Board in its sole discretion, which for the avoidance of doubt in the case of Options or SARs (whether stock- or cash-settled) shall be the excess, if any, of the Fair Market Value of the shares of Common Stock subject to the Option or SAR on such date over the aggregate exercise price of such Award; provided, however, that no such adjustment shall increase the aggregate value of any outstanding Award. No adjustment or substitution pursuant to this Section 15 shall be made in a manner that results in noncompliance with Section 409A of the Code, to the extent applicable.

16.  Restrictions. No Common Stock or other form of payment shall be issued with respect to any Award unless the Company shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws. It is the intent of the Company that grants of Awards under this Plan comply with Rule 16b-3 with respect to persons subject to Section 16 of the Exchange Act unless otherwise provided herein or in an Award Agreement and that any ambiguities or inconsistencies in the construction of such an Award or this Plan be interpreted to give effect to such intention. Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation and any applicable federal or state securities law. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions. The Committee may also impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner

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of any resales by a Participant, other subsequent transfers by the Participant of any shares of Common Stock issued as a result of or under an Award, or the exercise of Options and SARs, including without limitation, restrictions under an insider trading policy.

17.  Unfunded Plan. Insofar as it provides for Awards of cash, Common Stock or rights thereto, this Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants who are entitled to cash, Common Stock or rights thereto under this Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto, nor shall this Plan be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto to be granted under this Plan. Any liability or obligation of the Company to any Participant with respect to an Award of cash, Common Stock or rights thereto under this Plan shall be based solely upon any contractual obligations that may be created by this Plan and any Award Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.

18.  Section 409A of the Code. All Awards under this Plan are intended either to be exempt from, or to comply with the requirements of Section 409A, and this Plan and all Awards shall be interpreted and operated in a manner consistent with that intention. Notwithstanding anything in this Plan to the contrary, if any Plan provision or Award under this Plan would result in the imposition of an applicable tax under Section 409A, that Plan provision or Award shall be reformed to avoid imposition of the applicable tax and no such action shall be deemed to adversely affect the Participant’s rights to an Award.

19.  Governing Law. This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of Texas.

20.  Clawback. To the extent required by applicable law or any applicable securities exchange listing standards, or as otherwise determined by the Committee, Awards and amounts paid or payable pursuant to or with respect to Awards shall be subject to the provisions of any clawback policy implemented by the Company, which clawback policy may provide for forfeiture, repurchase or recoupment of Awards and amounts paid or payable pursuant to or with respect to Awards. Notwithstanding any provision of this Plan or any Award Agreement to the contrary, the Company reserves the right, without the consent of any Participant, to adopt any such clawback policies and procedures.

21.  No Right to Employment or Continued Service. Nothing in this Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or a Subsidiary to terminate any Participant’s employment or other service relationship at any time, nor confer upon any Participant any right to continue in the capacity in which he or she is employed or otherwise serves the Company or any Subsidiary. Further, nothing in this Plan or an Award Agreement constitutes any assurance or obligation of the Board to nominate any Nonemployee Director for re-election by the Company’s shareholders.

22.  Successors. All obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company by merger, consolidation or otherwise.

23. Effectiveness. This Plan, as approved by the Board on April 7, 2017, shall be effective as of the Effective Date, the date on which it was approved by the shareholders of the Company. This Plan shall continue in effect for a term of ten years after the Effective Date, unless sooner terminated by action of the Board. Notwithstanding the foregoing, the adoption of this Plan is expressly conditioned upon the approval by the holders of a majority of shares of Common Stock present, or represented, and entitled to vote at a meeting of the Company’s shareholders at the Company’s 2017 annual shareholders meeting to be held on May 16, 2017 or any adjournment or postponement thereof. If the shareholders of the Company should fail to so approve this Plan on such date, this Plan shall not be of any force or effect and the Prior Plan shall continue in force and effect.

IN WITNESS WHEREOF, the Company has caused this Plan to be executed by its duly authorized officer.

CARRIZO OIL & GAS, INC.

By:

Title:

2017 PROXY STATEMENT	A-9

Appendix A

ATTACHMENT A

“CHANGE IN CONTROL”

The following definitions apply regarding Change in Control provisions of the foregoing Plan:

“Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date of this Agreement.

“Associate” shall mean, with reference to any Person, (a) any corporation, firm, partnership, association, unincorporated organization or other entity (other than the Company or a subsidiary of the Company) of which such Person is an officer or general partner (or officer or general partner of a general partner) or is, directly or indirectly, the Beneficial Owner of 10% or more of any class of equity securities, (b) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity and (c) any relative or spouse of such Person, or any relative of such spouse, who has the same home as such Person.

“Beneficial Owner” shall mean, with reference to any securities, any Person if:

(a)      such Person or any of such Person’s Affiliates and Associates, directly or indirectly, is the “beneficial owner” of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act, as in effect on the date of this Agreement) such securities or otherwise has the right to vote or dispose of such securities, including pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own,” any security under this subsection (a) as a result of an agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding: (i) arises solely from a revocable proxy or consent given in response to a public (i.e., not including a solicitation exempted by Rule 14a-2(b)(2) of the General Rules and Regulations under the Exchange Act) proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act and (ii) is not then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report);

(b)      such Person or any of such Person’s Affiliates and Associates, directly or indirectly, has the right or obligation to acquire such securities (whether such right or obligation is exercisable or effective immediately or only after the passage of time or the occurrence of an event) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, other rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to “beneficially own,” (i) securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange or (ii) securities issuable upon exercise of Exempt Rights; or

(c)      such Person or any such Person’s Affiliates or Associates (i) has any agreement, arrangement or understanding (whether or not in writing) with any other Person (or any Affiliate or Associate thereof) that beneficially owns such securities for the purpose of acquiring, holding, voting (except as set forth in the proviso to subsection (a) of this definition) or disposing of such securities or (ii) is a member of a group (as that term is used in Rule 13d-5(b) of the General Rules and Regulations under the Exchange Act) that includes any other Person that beneficially owns such securities; provided, however, that nothing in this definition shall cause a Person engaged in business as an underwriter of securities to be the Beneficial Owner of, or to “beneficially own,” any securities acquired through such Person’s participation in good faith in a firm commitment underwriting until the expiration of 40 days after the date of such acquisition. For purposes hereof, “voting” a security shall include voting, granting a proxy, consenting or making a request or demand relating to corporate action (including, without limitation, a demand for stockholder list, to call a stockholder meeting or to inspect corporate books and records) or otherwise giving an authorization (within the meaning of Section 14(a) of the Exchange Act) in respect of such security.

The terms “beneficially own” and “beneficially owning” shall have meanings that are correlative to this definition of the term “Beneficial Owner”.

A-10	CARRIZO OIL & GAS

Appendix A

“Change in Control” shall mean any of the following:

(a)      any Person (other than an Exempt Person) shall become the Beneficial Owner of 40% or more of the shares of Common Stock then outstanding or 40% or more of the combined voting power of the Voting Stock of the Company then outstanding; provided, however, that no Change in Control shall be deemed to occur for purposes of this subsection (a) if such Person shall become a Beneficial Owner of 40% or more of the shares of Common Stock or 40% or more of the combined voting power of the Voting Stock of the Company solely as a result of (i) an Exempt Transaction or (ii) an acquisition by a Person pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (i), (ii) and (iii) of subsection (c) of this definition are satisfied; or

(b)      individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board; provided, further, that there shall be excluded, for this purpose, any such individual whose initial assumption of office occurs as a result of any actual or threatened election contest; or

(c)      the Company engages in and completes a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, (i) more than 85% of the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding Voting Stock of such corporation beneficially owned, directly or indirectly, by all or substantially all of the Persons who were the Beneficial Owners of the outstanding Common Stock immediately prior to such reorganization, merger, or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the outstanding Common Stock, (ii) no Person (excluding any Exempt Person or any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 40% or more of the Common Stock then outstanding or 40% or more of the combined voting power of the Voting Stock of the Company then outstanding) beneficially owns, directly or indirectly, 40% or more of the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding Voting Stock of such corporation and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement or initial action by the Board providing for such reorganization, merger or consolidation; or

(d)      the Company engages in and completes (i) a complete liquidation or dissolution of the Company unless such liquidation or dissolution is approved as part of a plan of liquidation and dissolution involving a sale or disposition of all or substantially all of the assets of the Company to a corporation with respect to which, following such sale or other disposition, all of the requirements of clauses (ii) (A), (B) and (C) of this subsection (d) are satisfied, or (ii) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which, following such sale or other disposition, (A) more than 85% of the then outstanding shares of common stock or such corporation and the combined voting power of the Voting Stock of such corporation is then beneficially owned, directly or indirectly, by all or substantially all of the Persons who were the Beneficial Owners of the outstanding Common Stock immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the outstanding Common Stock, (B) no Person (excluding any Exempt Person and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 40% or more of the Common Stock then outstanding or 40% or more of the combined voting power of the Voting Stock of the Company then outstanding) beneficially owns, directly or indirectly, 40% or more of the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding Voting Stock of such corporation and (C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or initial action of the Board providing for such sale or other disposition of assets of the Company.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

2017 PROXY STATEMENT	A-11

Appendix A

“Exempt Person” shall mean the Company, any subsidiary of the Company, any employee benefit plan of the Company or any subsidiary of the Company, and any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan.

“Exempt Rights” shall mean any rights to purchase shares of Common Stock or other Voting Stock of the Company if at the time of the issuance thereof such rights are not separable from such Common Stock or other Voting Stock (i.e., are not transferable otherwise than in connection with a transfer of the underlying Common Stock or other Voting Stock) except upon the occurrence of a contingency, whether such rights exist as of the Effective Date or are thereafter issued by the Company as a dividend on shares of Common Stock or other Voting Securities or otherwise.

“Exempt Transaction” shall mean an increase in the percentage of the outstanding shares of Common Stock or the percentage of the combined voting power of the outstanding Voting Stock of the Company beneficially owned by any Person solely as a result of a reduction in the number of shares of Common Stock then outstanding due to the repurchase of Common Stock or Voting Stock by the Company, unless and until such time as (a) such Person or any Affiliate or Associate of such Person shall purchase or otherwise become the Beneficial Owner of additional shares of Common Stock constituting 1% or more of the then outstanding shares of Common Stock or additional Voting Stock representing 1% or more of the combined voting power of the then outstanding Voting Stock, or (b) any other Person (or Persons) who is (or collectively are) the Beneficial Owner of shares of Common Stock constituting 1% or more of the then outstanding shares of Common Stock or Voting Stock representing 1% or more of the combined voting power of the then outstanding Voting Stock shall become an Affiliate or Associate of such Person.

“Person” shall mean any individual, firm, corporation, partnership, association, trust, unincorporated organization or other entity.

“Voting Stock” shall mean, with respect to a corporation, all securities of such corporation of any class or series that are entitled to vote generally in the election of directors of such corporation (excluding any class or series that would be entitled so to vote by reason of the occurrence of any contingency, so long as such contingency has not occurred).

A-12	CARRIZO OIL & GAS

CARRIZO OIL & GAS, INC. 500 DALLAS STREET, SUITE 2300 HOUSTON, TX 77002

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

	E23685-P88716	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CARRIZO OIL & GAS, INC.		For All	Withhold All	For All Except
The Board of Directors recommends you vote FOR ALL the following Nominees:

1.	Election of Directors	☐	☐	☐

Nominees

01) S.P. Johnson IV 05) Robert F. Fulton 02) Steven A. Webster 06) Roger A. Ramsey
03) F. Gardner Parker 07) Frank A. Wojtek
04) Thomas L. Carter, Jr.

The Board of Directors recommends you vote FOR proposal 2:		For	Against	Abstain

2.	To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers	☐	☐	☐

The Board of Directors recommends you vote 1 YEAR for proposal 3:		1 Year	2 Years	3 Years	Abstain

3.	To select, on an advisory basis, the frequency of future advisory votes to approve the compensation of the Company’s named executive officers	☐	☐	☐	☐

For address change/comments, mark here. (see reverse for instructions)					☐

Please indicate if you plan to attend this meeting.			☐	☐

			Yes	No

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

The Board of Directors recommends you vote FOR proposals 4, 5 and 6:		For	Against	Abstain

4.	To amend our Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock from 90,000,000 to 180,000,000	☐	☐	☐

5.	To approve the 2017 Incentive Plan of Carrizo Oil & Gas, Inc.	☐	☐	☐

6.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date

Signature (Joint Owners)	Date

V.1.1

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of
Shareholders to be Held on May 16, 2017:

The Company’s Notice of Annual Meeting of Shareholders, Proxy Statement and 2016 Annual Report to
Shareholders are available on the Internet at www.proxyvote.com.

E23686-P88716

CARRIZO OIL & GAS, INC. Annual Meeting of Shareholders May 16, 2017 9:00 AM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Gerald A. Morton and Marcus G. Bolinder, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of CARRIZO OIL & GAS, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 9:00 AM, CDT on May 16, 2017, at Two Allen Center, The Forum, located at 1200 Smith Street, 12th Floor, Houston, Texas 77002, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Address Changes/Comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

V.1.1